As filed with the Securities and Exchange Commission on October 6, 2015

1933 Act Registration No. 333-167073
1940 Act Registration No.   811-22417

United States
Securities and Exchange Commission
Washington, D.C. 20549

Form N-1A

Registration Statement Under the Securities Act of 1933              [   ]
  Pre-Effective Amendment No. __                                                                      [   ]
  Post-Effective Amendment No. 47                                                                     [X]
and/or
Registration Statement Under the Investment Company Act of 1940     [   ]
  Amendment No. 48                                                                                              [X]

Destra Investment Trust
(Exact name of registrant as specified in charter)

One North Wacker, 48th Floor
Chicago, Illinois 60606
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (630) 241-4200

Copy to:
Rick Grove	Morrison Warren, Esq.
Destra Investment Trust	Chapman and Cutler LLP
One North Wacker, 48th Floor	111 West Monroe Street
Chicago, Illinois 60606	Chicago, Illinois 60603
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[X] immediately upon filing pursuant to paragraph (b)
[   ] on (date) pursuant to paragraph (b)
[   ] 60 days after filing pursuant to paragraph (a)(1)
[   ] on (date) pursuant to paragraph (a)(1)
[   ] 75 days after filing pursuant to paragraph (a)(2)
[   ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Contents of Registration Statement

This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A - Prospectus for Destra Wolverine Alternative Opportunities Fund

Part B - Statement of Additional Information for Destra Wolverine Alternative Opportunities Fund

Part C - Other Information

Signatures

Index of Exhibits

Exhibits

Prospectus
October 6, 2015

Destra Wolverine Alternative Opportunities Fund

Class	Ticker Symbol
Class A	DWAAX
Class C	DWACX
Class P*
Class I	DWAIX

* Class P shares are not currently available for investors.

The Securities and Exchange Commission and the Commodity Future Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

NOT FDIC OR GOVERNMENT INSUREDMAY LOSE VALUENO BANK GUARANTEE

Table of Contents

Section 1 Fund Summary	1

Destra Wolverine Alternative Opportunities Fund	1
Investment Objective	1
Fees and Expenses of the Fund	1
Portfolio Turnover	3
Principal Investment Strategies	3
Principal Risks	4
Fund Performance	10
Management	10
Purchase and Sale of Fund Shares	11
Tax Information	11
Payments to Broker-Dealers and Other Financial Intermediaries	11

Section 2 Additional Information about the Fund	12

Additional Information about the Investment Policies and Strategies	12
Additional Information about the Risks	15
Additional Information about Fees and Expenses	26
Fund Management	27

Section 3 Shareholder Information	29

Valuation of Shares	29
Share Classes	31
Distribution, Servicing and Administrative Fees	34
Purchases	36
Exchanges	40
Redemptions	42

Section 4 General Information	46

Distributions	46
Taxes	47
Payments to Financial Intermediaries	50
Availability of Portfolio Holdings Information	52
Frequent Trading	52
Shareholder Communications	55
Fund Service Providers	56

Section 1	Fund Summary

Destra Wolverine Alternative Opportunities Fund

Investment Objective

The investment objective of Destra Wolverine Alternative Opportunities Fund (the “Fund”) is to seek long-term capital appreciation by investing in broad asset classes.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Destra mutual funds.  More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Shareholder Information” on page 29 of this Prospectus and “Purchases” on page 56 of the Fund’s Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)

	Class A	Class C	Class P	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or redemption proceeds)	None1	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee on shares held for 90 days or less (as a percentage of amount redeemed)	None	None	2.00%	2.00%
Exchange Fees	None	None	None	None

1	A contingent deferred sales charge of 1.00% may apply to Class A shares purchased without an initial sales charge if redeemed within 12 months of purchase.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class P2	Class I
Management Fees	1.20%	1.20%	1.20%	1.20%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.25%	0.00%
Other Expenses1	0.51%	0.41%	0.36%	0.40%
Expenses of the Subsidiary	0.01%	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses3	0.17%	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses	2.14%	2.79%	1.99%	1.78%
Fee Waiver 4	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver	2.14%	2.79%	1.99%	1.78%

1.	Other Expenses are estimated.
2.	Class P shares have not yet commenced operations.
3.	Acquired Fund Fees and Expenses are estimated.
4.
The Adviser has agreed to cap expenses such that the total annual fund operating expenses, excluding brokerage commissions and other trading expenses, taxes, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business) are 2.00% for Class A, 2.75% for Class C, 2.10% for Class P and 1.75% for Class I.  This waiver will continue in effect until February 1, 2022.  The waiver may be terminated or modified prior to February 1, 2022 only with the approval of the Board of Trustees of the Trust.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redeemed		Not Redeemed
Share Class	1 Year	3 Years	1 Year	3 Years
Class A	$782	$1,209	$782	$1,209
Class C	$387	$870	$287	$870
Class P	$207	$629	$207	$629
Class I	$186	$565	$186	$565

The example does not reflect sales charges (loads) on reinvested dividends and other distributions.  If these sales charges were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  Given the recent launch of the Fund, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in exchange-traded funds (“ETFs”), exchange-traded commodity linked instruments and commodity futures contracts (“Commodities Instruments”) through a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”) and cash equivalents.  The Fund will not invest directly in Commodities Instruments.  The Fund expects to gain exposure to Commodities Instruments by investing in the Subsidiary and ETFs.  The sub-adviser of the Fund and Subsidiary, Wolverine Asset Management, LLC (the “Sub-Adviser”), employs a systematic investment strategy by investing in broad asset classes in an effort to generate long-term capital appreciation.

The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in Commodities Instruments.  The Subsidiary has the same investment objective as the Fund but, unlike the Fund, it may invest without limitation in Commodities Instruments.  Except as otherwise noted, for purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary.  The Fund will invest up to 25% of its total assets in the Subsidiary.

The Sub-Adviser attempts to select investments for the Fund and the Subsidiary ahead of large shifts in institutional asset allocations by using market data to infer the flow of funds.  The Sub-Adviser also utilizes market data and integrates this information with economic analysis to rank the various asset classes in its universe with the goal of gaining exposure through the purchase or sale of securities within the most attractively priced asset classes and, conversely, reduces exposure to the least attractively priced asset classes.

The Fund will have investment exposure to the following select asset classes through its investments in ETFs and in the Subsidiary: (a) U.S. equity securities, which will include small, mid and large capitalization companies; (b) non-U.S. equity securities, which will include emerging markets securities, European and Japanese equity securities and depositary receipts; (c) fixed income securities, which may include either variable or floating-rate instruments; (d) currencies; (e) real estate; and (f) commodities, which will include gold.  The Fund will also invest in cash equivalents, which may include cash, money market funds, U.S. dollar-denominated high-quality money market instruments and other short-term securities.

The Subsidiary’s holdings in Commodities Instruments will consist, in part, of futures contracts, which are contractual agreements to buy or sell a particular commodity or financial instrument at a predetermined price in the future.  The Subsidiary may also invest in commodity-linked instruments, which may be pooled investment vehicles that invest primarily in commodities and commodity-related instruments.

Although the Fund intends to invest in ETFs and the Subsidiary to meet its investment objective, the Fund may also invest in individual equity securities and other instruments or funds, including index funds, or may utilize basket trades to replicate an ETF by relying on its publicly available portfolio holding information to purchase the same securities in the same ratio as those held by the ETF to achieve the desired allocations and exposures that are deemed to be advantageous to the Fund in the view of the Sub-Adviser.  Additionally, the Fund may invest directly in the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars and floors; foreign currency contracts; swap agreements; and options on foreign currencies.

The Fund and the ETFs in which it invests may use these derivatives for speculative purposes in an effort to increase the Fund’s yield or to enhance returns.  The Fund may also use derivatives to gain exposure to non-dollar-denominated securities markets.  The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions.  When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

Principal Risks

Risk is inherent in all investing.  The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time.  You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.  The risks of the Fund will result from both the Fund’s direct investments and its indirect investments made through the Subsidiary.  Accordingly, the risks that result from the Subsidiary’s activities will be described herein as the Fund’s risks.

Active Management Risk:  The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Sub-Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective.  Subjective decisions made by the Sub-Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Call Risk:  If an issuer calls higher-yielding debt instruments held by the Fund or an ETF in which the Fund invests, performance could be adversely impacted.

Clearing Broker Risk:  The failure or bankruptcy of the Fund’s and the Subsidiary’s clearing broker could result in a substantial loss of Fund assets.  Under current Commodity Futures Trading Commission (“CFTC”) regulations, a clearing broker maintains customers’ assets in a bulk segregated account.  If a clearing broker fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy.  In that event, the clearing broker’s customers, such as the Fund and the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers.

Commodities Risk:  The value of Commodities Instruments typically is based upon the price movements of a physical commodity or an economic variable linked to such price movements.  The prices of Commodities Instruments may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes.  An active trading market may not exist for certain commodities.  Each of these factors and events could have a significant negative impact on the Fund.

Counterparty Risk:  The Fund bears the risk that the counterparty to a commodity, derivative or other contract with a third party may default on its obligations or otherwise fail to honor its obligations.  If a counterparty defaults on its payment obligations, the Fund will lose money and the value of an investment in Fund shares may decrease.  In addition, the Fund may engage in such investment transactions with a limited number of counterparties.

Credit Risk:  Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.

Currency Risk:  The Fund, the Subsidiary or an ETF in which the Fund invests may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies.  Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of Fund shares.  Currency exchange rates can be very volatile and can change quickly and unpredictably.  As a result, the value of an investment in the Fund may change quickly and without warning, and you may lose money.

Derivatives Risk:  The Fund and the ETFs in which it invests may invest in derivatives in an attempt to increase yield or enhance returns.  The use of derivatives involves certain execution, market, liquidity, hedging and tax risks and transaction costs, which could leave the Fund or an underlying ETF in a worse position than if it had not used these instruments.

Equity Securities Risk:  The Fund and the ETFs in which the Fund invests hold equity securities.  The value of the Fund’s and the underlying ETFs’ shares will fluctuate with changes in the value of these equity securities.

ETF Risk:  An ETF trades like common stock and represents a portfolio of securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in its being more volatile, and ETFs have management fees that increase their costs.

Europe Investment Risk:  The Fund, the Subsidiary and the underlying ETFs may be subject to certain risks associated specifically with Europe.  A significant number of countries in Europe are member states in the European Union, and no longer control their own monetary policies.  Furthermore, the European sovereign debt crisis continues to have a significant negative impact on their economies and their future economic outlooks.

Foreign Commodity Markets Risk:  The Fund, through the Subsidiary, engages in trading on commodity markets outside the United States on behalf of the Fund.  Trading on such markets is not regulated by any U.S. government agency and may involve certain risks not applicable to trading on U.S. exchanges.  The Fund may not have the same access to certain trades as do various other participants in foreign markets.  Furthermore, as the Fund determines its net assets in U.S. dollars, with respect to trading in foreign markets the Fund is subject to the risk of fluctuations in the exchange rate between the local currency and dollars as well as the possibility of exchange controls.  Certain futures contracts traded on foreign exchanges are treated differently for federal income tax purposes than are domestic contracts.

Frequent Trading Risk:  The Fund regularly purchases and subsequently sells, i.e., “rolls,” individual commodity futures contracts throughout the year so as to maintain a fully invested position.  As the commodity contracts near their expiration dates, the Fund rolls them into new contracts.  This frequent trading of contracts may increase the amount of commissions or markups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance.

Futures Risk:  The Fund invests in futures through the Subsidiary.  All futures and futures-related products are highly volatile.  Price movements are influenced by, among other things, changing supply and demand relationships; climate; government agricultural, trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; crop diseases; the purchasing and marketing programs of different nations; and changes in interest rates.  In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies.

Gap Risk: The Fund is subject to the risk that a commodity price will change from one level to another with no trading in between.  Usually such movements occur when there are adverse news announcements, which can cause a commodity price to drop substantially from the previous day’s closing price.

General Fund Investing Risks:  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

High Yield Securities Risk:  The Fund or the ETFs in which the Fund invests may invest in high yield or “junk” securities.  High yield securities are generally less liquid, have more volatile prices and have greater credit risk than investment-grade securities.

Income Risk:  Income from the Fund’s fixed income investments could decline during periods of falling interest rates.

Interest Rate Risk: The value of the Fund’s or an underlying ETF’s portfolio may decline because of rising interest rates.  The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.  Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

Investment Risk:  When you sell your shares of the Fund, they could be worth less than what you paid for them.  Therefore, as with any mutual fund investment, you may lose some or all of your investment by investing in the Fund.

Japan Investment Risk:  The Fund, the Subsidiary or the underlying ETFs may be subject to certain risks associated specifically with Japan.  Because Japan’s economy and securities market share a strong correlation with the U.S. markets, the Japanese economy may be affected by economic problems in the United States.  Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries.  Japanese securities may also be subject to lack of liquidity, excessive taxation, government seizure of assets, different legal or accounting standards and less government supervision and regulation of exchanges than in the United States.

Liquidity Risk.  The Fund invests in Commodities Instruments, which may be less liquid than other types of investments.  The illiquidity of Commodities Instruments could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

Market Risk:  The trading prices of commodities futures, fixed income securities, underlying ETFs and other instruments fluctuate in response to a variety of factors.  The

Fund’s net asset value and market price may fluctuate significantly in response to these factors.  As a result, an investor could lose money over short or long periods of time.

New Fund Risk:  The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time.  This impact may be positive or negative, depending on the direction of market movement during the period affected.

Non-Diversification/Limited Holdings Risk: The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund can.  As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, may experience increased volatility and may be highly concentrated in certain securities.

Non-U.S. Investments and Emerging Markets Risk:  The Fund, the Subsidiary or the underlying ETFs may be subject to certain risks associated specifically with non-U.S. issuers.  Such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.  These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

Options Risk: Investing in options can provide a greater potential for profit or loss than an equivalent investment in the underlying asset.  The value of an option may decline because of a decline in the value of the underlying asset relative to the strike price, the passage of time, changes in the market’s perception as to the future price behavior of the underlying asset, or any combination thereof.

Real Estate Investment Risk:  The Fund, the Subsidiary and the underlying ETFs may invest in companies in the real estate industry, including REITs.  The risks associated with investing in real estate may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry.

Regulatory Risk:  The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses.  The regulation of commodity transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action.  The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict but could be substantial and adverse to the Fund.  In addition, the CFTC has adopted amendments to CFTC Rule 4.5, which subject the Fund and the Subsidiary to regulation by the CFTC and impose additional disclosure, reporting and recordkeeping rules on the Fund and the Subsidiary.  Compliance with these additional rules may increase the Fund’s expenses.

Smaller Companies Risk:  The Fund, the Subsidiary and the underlying ETFs may hold securities of small and/or mid capitalization companies.  Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than those of larger, more established companies.

Subsidiary Investment Risk:  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.  The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act.  Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

Swap Agreements Risk:  The Fund, the Subsidiary and the underlying ETFs may enter into various types of swap agreements, including total return swaps.  Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.  Depending on their structure, swap agreements may increase or decrease the Fund’s, the Subsidiary’s or the underlying ETF’s exposure to long-term or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates or other factors such as security prices, baskets of equity securities or inflation rates.

Tax Risk:  The Fund intends to treat any income it may derive from Commodities Instruments (other than derivatives described in Revenue Rulings 2006-1 and 2006-31) received by the Subsidiary as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to “regulated investment companies” (“RICs”), based on a tax opinion received from special counsel which was based, in part, on numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent).  Shareholders and potential investors should be aware, however, that in July 2011 the Internal Revenue Service suspended the issuance of such PLRs pending its re-examination of the policies underlying them, which was still ongoing at the date of this Prospectus.  If, at the end of that re-examination, the Internal Revenue Service changes its position with respect to the conclusions reached in those PLRs, then the Fund may be required to restructure its investments to satisfy the qualifying income requirement or might cease to qualify as a RIC.

If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.  In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.  This would cause investors to incur higher tax liabilities than they otherwise would have incurred, which have a negative impact on Fund returns.  In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.  In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

Volatility Risk:  Frequent or significant short-term price movements could adversely impact the performance of the Fund.  In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options because of the Fund’s significant use of financial instruments that have a leveraging effect.  For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage and, as a result, a relatively small price movement in a Commodities Instrument may result in immediate and substantial losses to the Fund.

Whipsaw Markets Risk: The Fund may be subject to the forces of “whipsaw” markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse.  Such market conditions could cause substantial losses to the Fund.

Fund Performance

The Fund does not have a performance history.  Once available, the Fund’s performance information, and information that gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance to a broad measure of market performance, will be available on the Fund’s website at http://destracapital.com.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Management

Investment Adviser
Destra Capital Advisors LLC

Investment Sub-Adviser
Wolverine Asset Management, LLC

Portfolio Managers
Wolverine Asset Management, LLC
Name and Title	Portfolio Manager of Fund Since
Andrew Sujdak, Portfolio Manager	2015
Kip Meyer, Portfolio Manager	2015

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.  Generally, you may purchase, redeem or exchange shares only through institutional channels, such as financial intermediaries and retirement platforms.  The minimum investment for Class A shares, Class C shares and Class P shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts.  The maximum purchase in Class C shares is $500,000 for any single purchase.  The sales charge and expense structure of Class A shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.  The minimum investment for Class I shares is $1 million for institutional investors.  Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund on a given day.  Accounts offered through certain intermediary institutions may meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.  Please see the section entitled “Class I Shares” for additional information.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions from the Fund held in such a tax-deferred arrangement will be taxed at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another.  Ask your salesperson or visit your financial intermediary’s website for more information.

Section 2	Additional Information about the Fund

To help you better understand the Fund, this section provides a detailed discussion of the Fund’s investment and risk management strategies.  However, this Prospectus does not describe all of the Fund’s investment practices.  For additional information on these matters, please see the Statement of Additional Information, which is available by calling (877) 287-9646, writing to Destra Funds at 4400 Computer Drive, Westborough, Massachusetts 01581 or visiting Destra Capital Advisors LLC at destracapital.com/literature under “Destra Wolverine Alternative Opportunities Fund.”

Additional Information about the Investment Policies and Strategies

The investment objective of the Fund is to seek long-term capital appreciation by investing in broad asset classes.  The Fund’s investment objective may not be changed without shareholder approval.  The Fund’s investment policies may be changed by the Board of Trustees (the “Board”) of the Fund without shareholder approval unless otherwise noted in this Prospectus or the Statement of Additional Information.

Principal Investment Strategies and Fund Investments

The Fund seeks to achieve its investment objective by investing in ETFs, exchange-traded commodity linked instruments and Commodities Instruments through the Subsidiary, a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands, and cash equivalents.  The Fund will not invest directly in Commodities Instruments.  The Fund expects to gain exposure to Commodities Instruments by investing in the Subsidiary and ETFs.  The Fund’s principal investment strategies are discussed in the “Fund Summary” section.  The Sub-Adviser believes that these strategies are most likely to be important in trying to achieve the Fund’s investment objective.  If there is a material change to the Fund’s principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.  There is no guarantee that the Fund will achieve its investment objective.  This section provides more information about these strategies and the Fund’s investments.  Unlike the Fund, the Subsidiary is not an investment company registered under the 1940 Act and therefore may invest in Commodities Instruments to a greater extent than the Fund.

Commodities Instruments:  The Fund, the Subsidiary or the underlying ETFs may hold investments that provide exposure to commodities, including but not limited to gold and other raw materials or agricultural products.  The Fund, the Subsidiary or the underlying ETFs invest in a combination of exchange-listed commodity futures contracts and commodity-linked instruments.  A futures contract is a financial instrument in which a party agrees to pay a fixed price for securities or commodities at a specified future date.  Futures contracts are traded at market prices on exchanges pursuant to terms common to all market participants.  Commodity-linked instruments may include: (1) exchange-traded funds that provide exposure to commodities; and (2) pooled investment vehicles that invest primarily in commodities and commodity-related instruments.

Derivatives:  The Fund, the Subsidiary or the underlying ETFs may participate in various derivative transactions.  Such transactions entail certain execution, market, liquidity, hedging and tax risks.  Participation in the options or futures markets, in other derivatives transactions or in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies.  The Fund may seek to earn short-term gains through an option strategy which may consist of strategically writing (selling) call options on equity securities in its portfolio (“covered calls”) and on broader equity market indices, or writing (selling) put options on such securities or indices.  Although the Sub-Adviser seeks to use such practices to further the Fund’s investment objective, no assurance can be given that the Sub-Adviser will engage in any of these practices or that these practices will achieve the desired result.

Derivatives have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions, or illiquidity of the derivative investments.  To mitigate its counterparty risk, the Fund generally intends to enter into derivatives transactions (if any) with a variety of parties.  Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

Equity Securities:  The Fund and the ETFs in which the Fund invests have exposure to the equity securities of U.S. and non-U.S. companies.  The Fund or the underlying ETFs may invest in issuers of all market capitalizations.

ETFs:  ETFs are registered investment companies that trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value.  In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs.  As a shareholder in an ETF, the Fund will bear its ratable share of the ETF’s expenses and would remain subject to payment of the ETF’s advisory and administrative fees with respect to assets so invested which may lead to investors of the Fund paying higher fees than investors in other funds.  Shareholders would therefore be subject to duplicative expenses.  Securities of ETFs may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged securities.

Cash Equivalents: Cash equivalents may include cash, money market funds, U.S. dollar-denominated high-quality money market instruments and other short-term securities.  The Fund may invest in securities with maturities of less than one year or cash equivalents, or it may hold cash, in order to collateralize its investments or for temporary defensive purposes.  The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions.  For temporary defensive purposes, during the initial invest-up period and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective.  The Fund may adopt a defensive strategy when the Sub-Adviser believes securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances.

Non-U.S. Investments: The Fund, the Subsidiary or the underlying ETFs may invest in non-U.S. holdings, which are represented by the securities of companies that trade primarily on exchanges located in and/or conduct a substantial portion of their business in the European Union, Japan and emerging markets.

Non-Principal Investment Strategies

In addition to the main strategies discussed above, the Fund may use certain other investment strategies.  The Fund may also engage in the following investments/strategies:

•	Borrowing: The Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes or to meet redemptions.

•
Illiquid/Restricted Securities:  The Fund may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities.  Illiquid securities include those legally restricted as to resale (such as those issued in private placements) and may include commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder.  Certain Section 4(a)(2) and Rule 144A securities may be treated as liquid securities if the Fund determines that such treatment is warranted.  Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

•
Temporary Defensive Policy, Cash Equivalents and Short-Term Investments:  Under normal conditions, the Fund invests substantially all of its assets with the goal of attaining its investment objective.  The remainder of the Fund’s assets may be held as cash or invested in short-term securities or cash equivalents.  The percentage of the Fund invested in such holdings varies and depends heavily on current market conditions, among other factors.  For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities, or it may hold cash.  During such periods, the Fund may not be able to achieve its investment objective.  The Fund may adopt a defensive strategy when the portfolio managers believe securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances.  For more information on eligible short-term investments, see the Statement of Additional Information.

Additional Information about the Risks

Risk is inherent in any investment.  Investing in a mutual fund—even the most conservative—involves a number of risks, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment.  Global turbulence in financial markets and reduced liquidity in credit and fixed-income markets may negatively affect a broad range of issuers, which could have an adverse effect on the Fund.  Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund.  Because of these and other risks, you should consider an investment in the Fund to be a long-term investment.

Principal Risks

Clearing Broker Risk:  The failure or bankruptcy of the Fund’s and the Subsidiary’s clearing broker could result in a substantial loss of Fund assets.  Under current CFTC regulations, a clearing broker maintains customers’ assets that secure commodity futures positions in a bulk segregated account.  If a clearing broker fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy.  In that event, the clearing broker’s customers, such as the Fund and the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers.

Commodities Risk: Commodities markets historically have been extremely volatile, and the performance of securities and other instruments that provide exposure to those markets therefore also may be highly volatile.  The Fund, the Subsidiary or an ETF in which the Fund invests may trade physical or cash commodities for delivery.  Cash transactions relate to the purchase and sale of specific physical commodities, and such contracts may differ from each other with respect to terms such as quantity, grade, mode of shipment, terms of payment, penalties and risk of loss.  Physical “cash” trading is substantially unregulated; there is no limitation on daily price movements, and speculative position limits are not applicable.  In such a case, the Fund will be subject to the risk that a counterparty will be unable, or will refuse, to perform with respect to such contracts.  The principals who deal in the cash commodity markets are not required to continue to make markets in such commodities, and these markets can experience periods of illiquidity, sometimes of significant duration.  The Fund, the Subsidiary or an underlying ETF may invest in physical commodities, such as precious metals, oil and gas and agricultural products.  Physical investment assets are subject to risks that are not typically directly applicable to financial instrument trading such as destruction, loss, industry-specific regulation (e.g., pollution control regulation), operating failures and labor relations.  In addition, the regulation of such assets is extensive and variable, and such assets could be wholly illiquid for long periods of time.

Counterparty Risk:  The Fund intends to engage in investment transactions or enter into futures or other contracts with third parties (i.e., “counterparties”).  The Fund bears the risk that the counterparty to such contracts may default on its obligations or otherwise fail to honor its obligations.  If a counterparty defaults on its payment obligations, the Subsidiary will lose money and the value of an investment in Fund shares may decrease.  In addition, the Subsidiary may engage in such investment transactions with a limited number of counterparties, which may increase the Subsidiary’s exposure to counterparty credit risk.  Futures contracts can be traded on futures exchanges without material counterparty credit.  After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

Credit Risk:  The Fund may be subject to credit risk when an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Currency Risk: The Fund, the Subsidiary or an underlying ETF may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies.  Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably.  As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.  In addition, the Fund will invest in ETFs that invest directly in non-U.S. currencies.  Several factors may impact the value of these investments, including but not limited to national debt levels and trade deficits, domestic and foreign inflation and interest rates, currency exchange rates, investment and trading activities of other pooled investment vehicles, global or regional political, economic or financial events and situations, supply and demand changes that influence the foreign exchange rates of various currencies and monetary policies of governments.

Derivatives Risk:  The Fund, the Subsidiary and the underlying ETFs invest in products generally referred to as “derivatives.”  Derivatives are financial instruments whose value depends upon, or is derived from, an underlying reference asset, such as a commodity.  Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as credit risk, interest rate risk and market risk.  In addition, they involve the risk that changes in the value of the derivative may not correlate perfectly or substantially with the underlying asset.  Fund losses are likely to occur if the values do not correlate as expected.  Derivatives can be volatile and may be less liquid than other securities.  A lack of liquidity could result in the Fund being unable to close out a derivatives transaction in a cost-efficient manner.  Moreover, unlike a publicly traded security for which the value is readily ascertainable, derivatives may at times be difficult to value.

The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, which may be magnified by certain features of the derivatives.  Derivative instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.  These risks are heightened when derivatives are used to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

The Fund’s use of certain derivatives may create investment leverage.  This means that the derivative’s position may provide the Fund with investment exposure greater than the value of the Fund’s investment in the derivatives.  As a result, these derivatives may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund.  The risk of loss from certain short derivative’s positions is theoretically unlimited.  The Fund may at times be required to liquidate portfolio positions, including when it is not advantageous to do so, in order to comply with the guidance from the Securities and Exchange Commission regarding asset segregation requirements to cover certain derivatives positions.  The success of the Fund’s derivatives strategies will depend on the Sub-Adviser’s ability to manage these sophisticated instruments.

The U.S. government has recently enacted legislation that includes new regulation of derivatives markets.  Because the legislation leaves much to rule making, and many rules are not yet final, the ultimate impact remains unclear.  Regulatory changes could restrict the ability of the Fund and Subsidiary to engage in derivatives transactions or increase the cost of these transactions, which may make it difficult or impossible for the Fund to pursue its investment strategy.

Emerging Markets Risk:  Emerging markets generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies.  Investments in emerging markets come with much greater risk due to political instability, domestic infrastructure problems, currency volatility and limited equity opportunities (many large companies may still be “state-run” or private).  Also, local stock exchanges may not offer liquid markets for outside investors.

Equity Securities Risk:  Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile.  The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities.  The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund or an underlying ETF invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

ETF Risk:  An investment in ETFs involves certain further risks, including that an ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate.  In addition, because they, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged.  In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.  An investment company’s investments in other investment companies are typically subject to statutory limitations prescribed by the 1940 Act.

Europe Investment Risk: The Fund is subject to certain risks associated specifically with Europe.  A significant number of countries in Europe are member states in the European Union, and the member states no longer control their own monetary policies by directing independent interest rates for their currencies.  In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank.  Furthermore, the European sovereign debt crisis and the related austerity measures in certain countries have had, and continue to have, a significant negative impact on their economies and their future economic outlooks.

Expense Risk:  Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets.  Accordingly, actual expenses may be greater or less than those indicated.  For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets.  During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Foreign Commodity Markets Risk: The Fund, the Subsidiary and the underlying Funds will engage in trading on commodity markets outside the United States on behalf of the Fund.  Trading on such markets is not regulated by any U.S. government agency and may involve certain risks not applicable to trading on U.S. exchanges.  In a number of foreign markets, a substantial volume of trades which in the United States could only be executed on a regulated exchange are executed wholly off-exchanges, in privately negotiated transactions.  In some cases, the intermediaries through which the Fund may deal on foreign markets may in effect take the opposite side of trades made for the Fund.  The Fund may not have the same access to certain trades as do various other participants in foreign markets.  Furthermore, as the Fund will determine its net assets in U.S. dollars, with respect to trading in foreign markets the Fund will be subject to the risk of fluctuations in the exchange rate between the local currency and dollars as well as the possibility of exchange controls.  Certain futures contracts traded on foreign exchanges are treated differently for federal income tax purposes than are domestic contracts.

Futures Contracts Risk:  Futures contracts may be highly volatile.  Price movements may be sudden and extreme and are influenced by a variety of factors including, among other things, changing supply and demand relationships; climate; government agricultural, trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; crop diseases; the purchasing and marketing programs of different nations; and changes in interest rates.  In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies.  Such intervention is often intended to influence prices directly.  None of these factors can be controlled by the Fund and no assurances can be given that the value of these investments will appreciate or that the Fund will be profitable.

Although the Fund will not borrow money in order to increase the amount of its trading, the low margin deposits normally required in futures trading permit an extremely high degree of leverage on the investment itself, margin requirements for futures trading being in some cases as little as 2% of the face value of the contracts traded.  For example, if at the time of purchase 10% of the price of the futures contract is deposited as margin, a 10% decrease in the price of the futures contract would, if the contract were then closed out, result in a total loss of the margin deposit before any deduction for the trading commission.  A decrease of more than 10% would result in a loss of more than the total margin deposit.  Accordingly, a relatively small price movement in a futures contract may result in immediate and substantial losses to the Fund.  Like other leveraged investments, any trade may result in losses in excess of the amount invested.

Certain commodities exchanges may limit the maximum net long or net short speculative positions that a party may hold or control in any particular futures contracts.  Generally, all accounts (proprietary or client) owned or managed by the Sub-Adviser will be combined for purposes of such limits, and the Fund could be required to liquidate positions in order to comply with such limits.  Any such liquidation could result in substantial costs to Fund investors.  Similar risks would apply should the CFTC adopt final rules limiting futures positions.

Another risk of futures trading is that the futures markets can become illiquid.  U.S. futures exchanges impose “daily limits” on the amount by which the price of most futures contracts traded on such exchanges may vary during a single day.  Daily limits prevent trades from being executed during a given trading day at a price above or below the daily limit.  Once the price of a futures contract has moved to the limit price, it may be difficult, costly or impossible to liquidate a position.  Such limits could prevent prompt liquidation of unfavorable positions.  It is also possible for an exchange or the CFTC to suspend trading in a particular contract (as, in fact, occurred in the case of stock index futures on October 20, 1987), order immediate settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only.

Another risk of futures trading is the possible insolvency of a futures commission merchant (“FCM”).  In such event, the Subsidiary may be subject to a risk of loss of its funds and would be able to recover only a pro rata share, specifically traceable to its trading account.  In commodity broker insolvencies, customers have, in fact, been unable to recover from the broker’s estate the full amount of their “customer” funds.  In addition, under certain circumstances, such as the inability of another client of the FCM or the FCM itself to satisfy substantial deficiencies in such other client’s account, a customer may be subject to a risk of loss of his or her funds on deposit with the FCM, even if such funds are properly segregated.  In the case of any such bankruptcy or client loss, a client might recover, even in respect of property specifically traceable to the client, only a pro rata share of all property available for distribution to all of the FCM’s customers.

General Fund Investing Risks:  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective.  Investors in the Fund should have long-term investment perspective and be able to tolerate potentially sharp declines in value.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Income Risk:  The Fund’s income from its fixed income investments could decline due to falling market interest rates.  This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from sales of Fund shares, as well as the proceeds from maturing debt securities, in lower-yielding securities.

Interest Rate Risk:  Interest rate risk is the risk that the value of the Fund’s fixed income investments will decline because of rising market interest rates.  Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.  Duration is a common measure of interest rate risk.  Duration measures a bond’s expected life on a present value basis, taking into account the bond’s yield, interest payments and final maturity.  Duration is a reasonably accurate measure of a bond’s price sensitivity to changes in interest rates.  The longer the duration of a bond, the greater the bond’s price sensitivity is to changes in interest rates.

Japan Investment Risk:  The Fund is subject to certain risks associated specifically with Japan.  Because Japan’s economy and securities market share a strong correlation with the U.S. markets, the Japanese economy may be affected by economic problems in the United States.  Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries.  Despite a strengthening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained in recent years.  Should political tension increase, it could adversely affect the economy and destabilize the region as a whole.  Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy.  Japanese securities may also be subject to lack of liquidity, excessive taxation, government seizure of assets, different legal or accounting standards and less government supervision and regulation of exchanges than in the United States.

Liquidity Risk:  The Fund may invest in Commodities Instruments and other instruments that may be less liquid than other types of investments.  Investments that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments.  This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the market for such an investment.  The Commodities Instruments in which the Fund invests may not always be liquid.  This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

Also, U.S. commodity exchanges impose “daily limits” on the amount by which the price of most futures contracts traded on such exchanges may vary during a single day.  Daily limits prevent trades from being executed during a given trading day at a price above or below the daily limit.  Once the price of a futures contract has moved to the limit price, it may be difficult, costly or impossible to liquidate a position.  Such limits could prevent the Fund from promptly liquidating unfavorable positions held in the Fund’s account.  In addition, even if futures prices have not moved the daily limit, the Fund may be unable to execute trades at favorable prices if the liquidity of the market is not adequate.

Market Risk:  The market values of portfolio investments owned by the Fund, the Subsidiary or an underlying ETF may decline, at times sharply and unpredictably.  Under normal conditions, markets generally move in cycles over time, with periods of rising prices followed by periods of declining prices.  These fluctuations could be a sustained trend or a drastic movement and the value of your investment may reflect these fluctuations.

Non-Diversification/Limited Holdings Risk:  The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund can.  As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, may experience increased volatility and may be highly concentrated in certain securities.  Furthermore, because the Fund has a relatively small number of issuers, the Fund has greater susceptibility to adverse developments in one issuer or group of issuers.

Non-U.S. Investments and Emerging Markets Risk:  An investment in non-U.S. companies involves other risks not associated with domestic issuers.  Non-U.S. investments may involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by non-U.S. governments.  Non-U.S. investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability.  Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of non-U.S. holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in non-U.S. holdings.  Additionally, non-U.S. issuers may be subject to less stringent regulation and to different accounting, auditing and recordkeeping requirements.  These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

Options Risk:  Investing in options can provide a greater potential for profit or loss than an equivalent investment in the underlying asset.  The value of an option may decline because of a decline in the value of the underlying asset relative to the strike price, the passage of time, changes in the market’s perception as to the future price behavior of the underlying asset, or any combination thereof.  In the case of the purchase of an option, the risk of loss of an investor’s entire investment in the option (i.e., the premium paid plus transaction charges) reflects the nature of an option as a wasting asset that may become worthless when the option expires.  Where an option is written or granted (sold) uncovered, the seller may be liable to pay substantial additional margin and the risk of loss is unlimited, as the seller will be obligated to deliver, or take delivery of, an asset at a predetermined price which may, upon exercise of the option, be significantly different from the then market value.

Pooled Investment Vehicle Risk:  The Fund may invest in securities of other investment companies, including ETFs, and other pooled investment vehicles.  As a shareholder in a pooled investment vehicle, the Fund will bear its ratable share of that vehicle’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested.  Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other pooled investment vehicles.  In addition, the Fund will incur brokerage costs when purchasing and selling shares of exchange-traded funds or other exchange-traded pooled investment vehicles.  Securities of other pooled investment vehicles may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.

Real Estate Investment Risk:  The Fund and the ETFs in which the Fund invests may invest in companies in the real estate industry, including REITs.  The risks associated with investing in real estate may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry.

Regulatory Change Risk:  The regulation of the U.S. futures and Forex markets has undergone substantial change in recent years, and such change is expected to continue for the foreseeable future.  In addition, there are indications of substantial regulatory changes pending in certain foreign markets.  The effect of regulatory change on the Fund, while impossible to predict, could be substantial and adverse.

Regulatory Risk:  The CFTC has adopted amendments to CFTC Rule 4.5, which subject the Fund and the Subsidiary to regulation by the CFTC and impose additional disclosure, reporting and recordkeeping rules on the Fund and the Subsidiary.  Compliance with these additional rules may increase the Fund’s expenses.  In addition, certain exchanges may limit the maximum net long or net short speculative positions that a party may hold or control in any particular futures or options contracts, and it is possible that other regulatory authorities may adopt similar limits.  Position limits are currently the subject of disputes being resolved in the U.S. court system.  The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits, potentially subjecting the Fund to substantial losses.  The regulation of commodity transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action.  The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.  Suspension or termination of Destra’s or the Sub-Adviser’s registration as a commodity pool operator would prevent it, until such time (if any) as such registration was reinstated, from managing the Fund, and might result in the termination of the Fund.

Also, the Fund may have limited recourse to non-registered CFTC entities.  An investor in the Fund should be aware that a non-registered entity may be subject to a level of regulatory oversight that could limit the Fund’s ability to select a proper venue if a dispute should arise.

Smaller Companies Risk: The Fund, the Subsidiary and the underlying ETFs may hold securities of small and/or mid capitalization companies.  Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than those of larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources; management inexperience; and less publicly available information.  Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Subsidiary Investment Risk:  The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act.  Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies.  In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Swap Agreements Risk:  The Fund, the Subsidiary and the underlying ETFs may enter into various types of swap agreements, including total return swaps.  Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.  Depending on their structure, swap agreements may increase or decrease the Fund’s, the Subsidiary’s or underlying ETF’s exposure to long-term or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates or other factors such as security prices, baskets of equity securities or inflation rates.  Furthermore, swap agreements may increase or decrease the overall volatility of the Fund or the underlying ETF.  In addition, if a counterparty’s creditworthiness declines, the value of swap agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund or the underlying ETFs.  For additional disclosure on the swap agreements that may be invested in by the underlying ETFs, please see “Investment Strategies and Risks — Derivatives” in the Statement of Additional Information.

Volatility Risk:  The Fund is designed to capture the long-term economic benefits of rising or declining market trends.  Frequent or significant short-term price movements could adversely impact the performance of the Fund.  “Whipsaw” markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse, could cause substantial losses due to prices moving against the Fund’s long or short positions (which are based on prior trends) and generally are not adjusted on an intra-quarter basis.

Non-Principal Risks

Borrowing Risk:  Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio.  Borrowing will cost the Fund interest expense and other fees.  The costs of borrowing may reduce the Fund’s return.  Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Brokerage Firms Risk:  Even given proper segregation, in the event of the insolvency of a FCM, the Fund may be subject to a risk of loss of its funds and would be able to recover only a pro rata share, specifically traceable to the Fund’s account.  In commodity broker insolvencies customers have, in fact, been unable to recover from the broker’s estate the full amount of their “customer” funds.  In addition, under certain circumstances, such as the inability of another client of the FCM or the FCM itself to satisfy substantial deficiencies in such other client’s account, the Fund may be subject to a risk of loss of its funds on deposit with its FCM, even if such funds are properly segregated.  In the case of any such bankruptcy or client loss, the Fund might recover, even in respect of property specifically traceable to the client, only a pro rata share of all property available for distribution to all of the FCM’s clients.  The financial failure of the parties with which the Fund trades in the securities or cash or forward markets could also result in substantial losses for the Fund, as the Fund deals with such persons as principals, and, furthermore, there is no requirement that such parties segregate funds of the Fund held by them in respect of such trading.

Call Risk:  Many bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date.  In general, an issuer will call its bonds if they can be refinanced by issuing new bonds that bear a lower interest rate.  The Fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds.  The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Depositary Receipts Risk:  An investment in depositary receipts involves further risks due to certain features of depositary receipts.  Depositary receipts are usually in the form of ADRs, ADSs or GDRs. ADRs and ADSs are U.S. dollar-denominated receipts representing shares of foreign-based corporations, issued by U.S. banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares.  GDRs are similar to ADRs and ADSs but are shares of foreign-based corporations generally issued by non-U.S. banks in one or more markets around the world.  ADRs, ADSs or GDRs may be less liquid than the underlying shares in their primary trading market.  Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary.

Holders of depositary receipts may have limited voting rights pursuant to a deposit agreement between the underlying issuer and the depositary.  In certain cases, the depositary will vote the shares deposited with it as directed by the underlying issuer’s board of directors.  Furthermore, investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa.  Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipt.  Moreover, if depositary receipts are converted into shares, the laws in certain countries may limit the ability of a nonresident to trade the shares and to reconvert the shares to depositary receipts.

Depositary receipts may be “sponsored” or “unsponsored.”  Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer.  Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipts.  In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

Depositary receipts may be unregistered and unlisted.  An underlying ETF’s investments may also include depositary receipts that are not purchased in the public markets and are restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act of 1933, as amended.  Moreover, if adverse market conditions were to develop during the period between an ETF’s decision to sell these types of depositary receipts and the point at which such ETF is permitted or able to sell such security, the ETF might obtain a price less favorable than the price that prevailed when it decided to sell.

Fixed Income Securities Risk: Fixed income securities are subject to the risk that the issuer of the security may not be able to make principal and interest payments when due.  Changes in economic conditions or other circumstances may reduce the ability of an issuer to make payments and affect the value of a fixed income security.  Changes in an issuer’s credit rating or perceptions of an issuer’s creditworthiness may also affect the value of a fixed income security.  Fixed income securities are also subject to interest rate risk, which is the risk that their prices will generally increase when interest rates decline and will decrease when interest rates increase.

High Yield Securities Risk:  The Fund or the ETFs in which the Fund invests may invest in high yield or “junk” securities.  High yield securities are generally less liquid, have more volatile prices and have greater credit risk than investment-grade securities.

Inflation Risk:  Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money.  As inflation increases, the value of the Fund’s assets can decline, as can the value of the Fund’s distributions.  Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Issuer-Specific Changes Risk:  The value of an individual holding or particular type of holding owned by the Fund or underlying ETFs can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Legislation/Litigation Risk: From time to time, various legislative initiatives are proposed in the United States and abroad, that may have a negative impact on certain companies owned by the Fund, the Subsidiary or the underlying ETFs.  In addition, litigation regarding any of the underlying ETFs may negatively impact the value of the Fund’s shares.  Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Sub-Adviser determines to sell such a holding.

Securities Lending Risk:  Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all.  As a result, the Fund may lose money and there may be a delay in recovering the loaned securities.  The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.  These events could trigger adverse tax consequences for the Fund.

Additional Information about Fees and Expenses

Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the Summary Prospectus.

•	“Shareholder Fees” are fees paid directly from your investment and may include sales loads and redemption fees, if applicable.

•
“Annual Fund Operating Expenses” are paid out of the Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting and other shareholder services.  You do not pay these fees directly but, as the example in the Summary Prospectus shows, these costs are borne indirectly by all shareholders.

•
The “Management Fees” are the investment advisory fee rate paid by the Fund to Destra.  Refer to “Fund Management” in this Prospectus for additional information with further description in the Statement of Additional Information.

•
“Distribution and Service (12b-1) Fees” include a shareholder servicing fee and/or distribution fee of up to 0.25% for Class A, Class P and Class C shares and a distribution fee of up to 0.75% for Class C shares.  Because 12b-1 fees are charged as an ongoing fee, over time the fee will reduce the return on your investment and may cost you more than paying other types of sales charges.

•
A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A shares bought without an initial sales charge and then redeemed within 12 months of purchase.  The contingent deferred sales charge is not reflected in the example in the “Summary Prospectus.”

•
A contingent deferred sales charge of 1.00% applies on Class C shares redeemed within 12 months of purchase.  The contingent deferred sales charge may be waived for certain investors, as described in “Redemptions.”

•
“Other Expenses” may include administrative fees charged by intermediaries who have entered into agreements with the Fund or its service providers for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund.  “Other Expenses” may also include short sale dividend expenses.  These expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker.  Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest.  While short sale dividend expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales, which serve as collateral for short positions.

•
As described in the footnotes of the “Annual Fund Operating Expenses” table of this Prospectus, Destra has contractually agreed to waive its management fee and/or assume other expenses in order to limit the “Total Annual Fund Operating Expenses” of the Fund to certain limits until at least February 1, 2022.

Fund Management

The Fund has retained Destra Capital Advisors LLC (“Destra”) to serve as its investment adviser.  Destra, located at One North Wacker, 48th Floor, Chicago, Illinois 60606, is a wholly owned subsidiary of Destra Capital Management LLC.  Destra was organized in 2008 to provide investment management, advisory, administrative and asset management consulting services.  Destra also serves as a commodity pool operator and commodity trading adviser to the Fund.

The Fund pays to Destra a fee, payable monthly in an annual amount equal to 1.20% of the Fund’s daily net assets.  Destra furnishes offices, necessary facilities and equipment;

provides administrative services to the Fund; provides personnel, including certain officers required for the Fund’s administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

A discussion of the Board’s consideration and approval of the Management Agreement and the Investment Sub-Advisory Agreement will be available in the Fund’s semi-annual report dated March 31, 2016.

Destra is also responsible for developing the Fund’s investment program and recommending sub-advisers to the Fund’s Board.  In addition, Destra oversees the Sub-Adviser and reviews the Sub-Adviser’s performance.

The Fund has retained Wolverine Asset Management, LLC (“WAM” or the “Sub-Adviser”) to serve as its investment sub-adviser, responsible for the day-to-day management of the Fund’s portfolio of securities.  WAM, located at 175 West Jackson Boulevard, Suite 340, Chicago, Illinois 60604, is an asset manager specializing in relative-value investing.  WAM was founded in 2002. The Sub-Adviser had approximately $1.6 billion of assets under management as of September 30, 2015.  The Sub-Adviser also serves as a commodity pool operator and commodity trading adviser to the Fund.

Andrew Sujdak and Kip Meyer serve as the Fund’s portfolio managers and share responsibilities for the day-to-day management of the Fund’s investment portfolio.

•
Andrew Sujdak, portfolio manager, is a partner of WAM.  Mr. Sujdak has played a key role in the development of many of WAM’s proprietary analytics and in the integration of new investment approaches to the Fund’s core competencies.  Prior to joining WAM in 2002, Mr. Sujdak was a specialist market maker in QQQQ options on the CBOE floor for Wolverine Trading.  Mr. Sujdak received B.A. and B.S. degrees from the University of Chicago in Economics and Biological Chemistry, respectively.

•
Kip Meyer, portfolio manager, joined WAM in May 2007 to manage the closed-end fund arbitrage strategy.  Prior to joining WAM, Mr. Meyer served as a Portfolio Manager at Advisory Research, a Chicago-based asset manager.  Mr. Meyer earned a B.A. in English and Government from the University of Notre Dame and an M.B.A. from The University of Chicago Booth School of Business, where he graduated with honors.  Mr. Meyer is also a CFA charterholder.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund is provided in the Statement of Additional Information.

Management of the Subsidiary

The Subsidiary is a wholly owned subsidiary of the Fund.  The Subsidiary is organized under the laws of the Cayman Islands and overseen by its own board of directors.  The Fund is the sole shareholder of the Subsidiary, and it is currently expected that shares of the Subsidiary will not be sold or offered to other investors.  The Fund and the Subsidiary in the aggregate are managed to comply with the compliance policies and procedures of the Fund.  As a result, in managing the Fund’s and the Subsidiary’s portfolios, Destra and the Sub-Adviser will comply with the investment policies and restrictions that apply to the management of the Fund and the Subsidiary (on a consolidated basis) and, in particular, to the requirements relating to leverage, liquidity, brokerage and the timing and method of the valuation of the Fund’s and the Subsidiary’s portfolio investments.  The Trust’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Trust’s Board of Trustees regarding the Subsidiary’s compliance with its policies and procedures.  Destra serves as the investment adviser and the Sub-Adviser serves as the sub-adviser of the Subsidiary.  Accordingly, the advisory and sub-advisory contracts of the Subsidiary will be subject to the requirements of Section 15(c) of the 1940 Act.  The Sub-Adviser manages the investment of the Subsidiary’s assets on a discretionary basis.  The Subsidiary does not pay Destra or the Sub-Adviser a management fee for its services.  The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency and audit services.  The Subsidiary and the Fund, in the aggregate, will comply with the affiliated transaction and custody rules as set forth in the 1940 Act.  In addition, the Fund and the Subsidiary, in the aggregate, will meet the requirements of Section 8 of the 1940 Act with regard to investment policies and restrictions and Section 18 of the 1940 Act regarding capital structure and leverage, as well as the 1940 Act’s requirements with regard to pricing and accounting.

Section 3	Shareholder Information

Valuation of Shares

The price of the Fund’s shares is based on its net asset value (“NAV”) per share.  NAV is calculated for each class of the Fund by taking the value of the class’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding for that class.  The result, rounded to the nearest cent, is the NAV per share.  NAV is determined as of the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business.  However, NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC.  The value of the Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s shares.  All valuations are subject to review by the Fund’s Board or its delegate.

All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents.  For Class A shares, the public offering price includes any applicable initial sales charge.  For Class A shares and Class C shares, the price you pay to sell shares is also the NAV; however, a contingent deferred sales charge may be taken out of the proceeds.  In order to receive a day’s price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE.  Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares.

The Fund’s trustees have adopted procedures for valuing investments and have delegated to The Bank of New York Mellon, the Fund’s custodian, under supervision by Destra, the daily valuation of such investments.

In determining net asset value, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations.  Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available.  Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments.  In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Fund’s Sub-Adviser.  Non-U.S. securities and currency are valued in U.S. dollars based on non-U.S. currency exchange rate quotations supplied by an independent quotation service.

For non-U.S. traded securities whose principal local markets close before the close of the NYSE, the Fund may adjust the local closing price based upon such factors as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities.  The Fund may rely on an independent fair valuation service in making any such fair value determinations.  If the Fund holds portfolio instruments that are primarily listed on non-U.S. exchanges, the value of such instruments may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

In certain situations, Destra, with input from the Sub-Adviser, may use the fair value of a portfolio instrument if such portfolio instrument is not priced by a pricing service, if the pricing service’s price is deemed unreliable or if events occur after the close of a securities market (usually a foreign market) and before the Fund values its assets that would materially affect NAV.  A portfolio instrument that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.  Because non-U.S. portfolio instruments may trade on days when Fund shares are not priced, the value of portfolio instruments held by the Fund can change on days when Fund shares cannot be redeemed.  Destra expects to use fair value pricing primarily when a portfolio instrument is not priced by a pricing service or a pricing service’s price is deemed unreliable.  Destra has established a Valuation Committee that oversees the valuation of investments.

Due to the subjective nature of fair value pricing, the Fund’s value for a particular portfolio instrument may be different from the last price determined by the pricing service or the last bid or ask price in the market.  Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund’s portfolio instruments and the reflection of such change in the Fund’s NAV, as further described in the “Frequent Trading” section of this Prospectus.  While funds that invest in non-U.S. holdings may be at a greater risk for arbitrage activity, such activity may also arise in funds that do not invest in non-U.S. holdings, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as “stale pricing”).  Funds that hold thinly traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques.  To the extent that the Fund’s valuation of a security is different from the security’s perceived market value, short-term arbitrage traders buying and/or selling shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders.  The Fund’s fair value pricing and frequent trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

Other portfolio instruments held by the Fund are generally valued at market value.  Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value.  The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

All purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor.  Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers.  The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

Share Classes

The Fund offers four classes of shares, each representing an interest in the same portfolio but with differing sales charges, fees, eligibility requirements and other features.  It is important to consult with your financial intermediary representative for additional information on which classes of shares, if any, are an appropriate investment choice.  Certain financial intermediaries may not offer all funds or all classes of shares.  Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange or redeem shares.  The Fund is only available to U.S. citizens or residents.

If your financial intermediary offers more than one class of shares, you should carefully consider which class (or classes) of shares is appropriate for your investment objectives and needs.  Certain classes have higher expenses than others, which may lower the return on your investment.  For further details, please see the Statement of Additional Information.

Class A Shares

Class A shares are generally offered through certain financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, self-directed brokerage accounts and retirement platforms.  Class A shares may be offered with a reduced or waived initial sales charge under certain circumstances.  For more information, please refer to the section entitled “Qualifying for a Reduction or Waiver of Class A Shares Sales Charge” in this Prospectus.  Class A shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution, and/or other, shareholder services to their clients.  In addition, Class A shares allow for payment to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

The Class A shares sales charges are as follows:
Initial sales charge on purchases	Up to 5.75%* • Reduction for purchases of $50,000 or more • Waived for purchases of $1 million or more
Deferred sales charge (“CDSC”)	None except on certain redemptions of shares purchased without an initial sales charge*
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	Up to 0.25% annual distribution and/or shareholder servicing fee

*	May be waived under certain circumstances.

Class C Shares

Class C shares will generally be offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms and retirement platforms.  Class C shares allow for the payment of up to 0.75% of net assets to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients.  Class C shares also allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

The Class C shares sales charges are as follows:
Initial sales charge on purchases	None
Deferred sales charge (“CDSC”)	1.00% on shares redeemed within 12 months of purchase*
Minimum initial investment	$2,500
Maximum purchase	$500,000
Minimum aggregate account balance	None
12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee); higher annual operating expenses than Class A shares because of higher 12b-1 fee

*	May be waived under certain circumstances.

Class P Shares

Class P shares are not currently available for purchase.  Class P shares will be available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms and certain retirement platforms.  For financial intermediaries who operate supermarket platforms, Class P shares may be available through such platforms pursuant to an agreement between the intermediary and Destra.  Class P shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution, and/or other, shareholder services to their clients.  Class P shares also allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

Class I Shares

Class I shares are available only to investors listed below.  The following investors may purchase Class I shares or if approved by Destra:

•	qualified retirement plans that are clients of third-party administrators that have entered into agreements with Destra and offer institutional share class pricing (no sales charge or 12b-1 fee);

•
bank trust departments and trust companies that have entered into agreements with Destra and offer institutional share class pricing to their clients (if another retirement plan of the sponsor is eligible to purchase Class I shares);

•	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;

•	other Destra investment products;

•
investors purchasing shares through an asset-based fee program which regularly offers institutional share classes and which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Destra;

•	clients of a financial representative who are charged a fee for consulting or similar services; and

•	corporations, endowments and foundations that have entered into an arrangement with Destra.

Certain intermediaries that have entered into an agreement with Destra Capital Investments LLC (“Destra Capital Investments”) may use Class I shares on their platforms without regard to the stated minimums.  Trust companies or bank trust departments that purchased Class I shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for Class I shares of other Destra funds.  Class I shares allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

Distribution, Servicing and Administrative Fees

Distribution and Shareholder Servicing Plans

In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted shareholder servicing plans for Class A shares, Class C shares and Class P shares (the “Class A Plan,” “Class C Plan” and “Class P Plan,” respectively, or collectively the “Plans”).  Under the Plans, the Fund may pay Destra Capital Investments, the Fund’s distributor, a fee for the sale and distribution and/or shareholder servicing of Class A shares, Class C shares and Class P shares based on average daily net assets of each, up to the following annual rates:

Class	Maximum annual 12b-1 fee for the Fund
Class A shares	0.25%
Class C shares	1.00%*
Class P shares	0.25%

*	Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.

Under the terms of the Plans, the Fund is authorized to make payments to Destra Capital Investments for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisers and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.

Such financial intermediaries may from time to time be required to meet certain criteria in order to be eligible to receive 12b-1 fees.  Typically, under the adopted Class C Plan, Destra Capital Investments retains all fees paid for the first 12 months pursuant to the Plan on any investment in Class C shares in order to recoup prior expenses incurred with respect to the payment of a 1% commission on sales of Class C shares to the financial intermediary.  Accordingly, financial intermediaries will become eligible for monthly compensation under the Class C Plan beginning in the thirteenth month following the purchase of Class C shares.  However, certain financial intermediaries may elect not to receive the initial 1% commission, in which case Destra Capital Investments will pay the monthly 12b-1 fees to such financial intermediary beginning the first month following the purchase of Class C shares as such fees accrue.  The Class C shares for which a financial intermediary elects not to receive the initial 1% commission will not be subject to a CDSC.  Destra Capital Investments is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.  Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.  In addition to the Plans, shareholders may also be subject to other fees and charges as well.  For a longer discussion of these fees and charges, please see “Purchases” and “Redemptions” below.

Administrative Fees

For Class A shares, Class C shares, Class P shares and Class I shares, certain intermediaries pursuant to an agreement with the Fund or its service providers may charge administrative fees for certain services such as recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund.  Order processing that may be subject to such administrative fees includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, as well as those processed on a manual basis.  Because the form and amount charged vary by intermediary, the amount of the administrative fees borne by the class is an average of all fees charged by applicable intermediaries.  The Fund may pay a financial intermediary increased fees if a financial intermediary converts from a networking structure to an omnibus account structure or otherwise experiences increased costs.

The Fund anticipates that the operating expenses for the Class P shares will be in excess of the operating expenses for the other share classes due to the services provided to the Class P shares that are not provided to the other share classes.  Accordingly, the Fund may pay an annual administrative fee for Class P shares for certain administrative services, including but not limited to retirement platform fees or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund.

Purchases

Generally, purchases of Class A shares and Class C shares may only be made through institutional channels such as financial intermediaries and retirement accounts.  Purchases of Class P shares may be made only through financial intermediaries.  Generally, purchases of Class I shares may only be made through financial intermediaries and by certain institutional investors.  Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.  Your financial intermediary may charge you a separate or additional fee for processing purchases of shares.  The Fund has only authorized certain financial intermediaries to receive purchase orders on the Fund’s behalf.  As discussed under “Payments to Financial Intermediaries,” Destra and its affiliates, pursuant to agreements with certain intermediaries, may pay commissions or fees to those intermediaries for their role in the attraction and retention of shareholders to the Fund.  When considering Fund recommendations made by these intermediaries, you should consider such arrangements.

Because the Fund is not intended for frequent trading, the Fund reserves the right to reject any purchase order, including exchange purchases, for any reason.  For more information about the Fund’s policy on frequent trading, refer to “Frequent Trading.”

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program.  In addition to your full name and date of birth, you will be required to provide your Social Security number and permanent street address to assist in verifying your identity.  Some financial intermediaries may also require that you provide other documents that help to establish your identity.  Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases or even close an account if it is unable to verify a shareholder’s identity.  Please contact your financial intermediary if you need assistance when completing your application or would like to receive additional information regarding the USA PATRIOT Act or the intermediary’s Anti-Money Laundering Program.

Minimum and Maximum Investment Requirements

There is a $2,500 minimum investment requirement per Fund account for the purchase of Class A shares, Class C shares and Class P shares; however, certain tax-deferred retirement accounts or UGMA/UTMA accounts are subject to a $500 minimum.  Investors in a defined contribution plan through a third-party administrator should refer to their plan document or contact their plan administrator for additional information.  Accounts that are a part of certain wrap programs may not be subject to these minimums.  Investors should refer to their intermediary for additional information.

There is a $1 million minimum investment requirement for institutional investors purchasing Class I shares.  Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same fund.  Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.  Directors, officers and employees of Destra and its affiliates, as well as trustees and officers of the Fund, may purchase Class I shares through certain financial intermediaries’ institutional platforms.  For more information about this program and eligibility requirements, please contact a Destra representative at (877) 287-9646.  There may be exceptions to these minimums for certain tax-deferred, tax-qualified and retirement plans and accounts held through wrap programs.  For additional information, contact your intermediary, plan sponsor or administrator or a Destra representative.

If your Fund account is valued at less than $100, other than as a result solely of depreciation in share value, the Fund may request that your financial intermediary close your account.  The Fund reserves the right to make such a request annually; however, certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries.  You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed.  You may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum.  Please note that you may incur a tax liability as a result of a redemption upon closure of your account.

There is a $500,000 maximum on any single purchase of Class C shares.  For investors who wish to purchase more than $500,000 worth of shares, the sales charge and expense structure of Class A shares may be more advantageous.

The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

Periodic Purchase Plan

You may arrange for periodic purchases by authorizing your financial intermediary to debit the amount of your investment from your bank account on a day or days you specify.  Contact your financial intermediary or a Destra representative, if applicable, for details.  Not all financial intermediaries offer this plan.

Initial Sales Charge

Class A Shares

The initial sales charge imposed on the purchase of Class A shares is based on the amount invested, as set forth in the table below.  The proceeds of any applicable sales charge are allocated between Destra Capital Investments and your financial intermediary.  The table below sets forth the amount of the applicable sales charge as a percentage of offering price and net amount invested.  The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares.  Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.
	Class A Shares Sales Charge as a Percentage of:
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.50%	4.71%	3.75%
$100,000 but under $250,000	3.50%	3.63%	2.75%
$250,000 but under $500,000	2.50%	2.56%	2.00%
$500,000 but under $1,000,000	2.00%	2.04%	1.60%
$1,000,000 and above	None(2)	None	None
(1)	Offering Price includes the initial sales charge.
(2)	A contingent deferred sales charge of 1.00% may apply to Class A shares purchased without an initial sales charge if redeemed within 12 months of purchase.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge

You may be able to lower or eliminate your sales charge on Class A shares under certain circumstances.  For example, when purchasing new Class A or Class C shares, you can combine Class A shares and Class C shares you already own (either in this Fund or in certain other Destra funds) with your current purchase to take advantage of the breakpoints in the sales charge schedule as set forth above.  The circumstances under which you may combine such ownership of shares and purchases are described below.  If you would like more information on aggregating shares to take advantage of the breakpoints, please contact your financial intermediary.

Class A shares may be offered without an initial sales charge under any of the following conditions:

•	purchases of $1 million or more (may be subject to a CDSC);
•
purchases for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements with the Fund and/or Destra Capital Investments specifically for such purchases (may be subject to a CDSC);

•
purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with a fee-based advisory program, provided that the financial intermediaries or their trading agents have entered into special arrangements with the Fund and/or Destra Capital Investments specifically for such purchases;
•
purchases by investors maintaining a self-directed brokerage account with a registered broker-dealer that has entered into an agreement with Destra Capital Investments to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees;

•
purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners and has entered into special arrangements with the Fund and/or Destra Capital Investments specifically for such purchases;

•	registered representatives and other employees of financial intermediaries that have selling agreements with Destra Capital Investments to sell Class A shares;
•
purchases by trustees or custodians of any pension or profit sharing plan or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Destra Capital Investments; or

•
purchases by (i) directors, officers and employees of Destra and its affiliates, (ii) trustees and officers of the Fund, and (iii) directors and officers of any sub-adviser to a Destra fund, including retired persons who formerly held such positions and immediate family members of such purchasers.  (Immediate family members are defined as spouses, domestic partners, parents and children.)

To receive a reduced or waived front-end sales charge, you must let your financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount.  These other accounts may include the accounts described under “Aggregating Accounts.”  It is possible that your financial intermediary will require documentation, such as an account statement, to prove that the accounts are eligible for aggregation.  The Letter of Intent described below requires historical cost information in certain circumstances.  You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents or your financial intermediary may not retain this information.

Right of Accumulation.  You may purchase Class A shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s NAV (net amount invested) of all eligible shares (as set forth herein) and applying the sales charge applicable to such aggregate amount.  Shares eligible for aggregation include Class A shares of the Fund and of certain other classes (Class A shares and Class C shares) of Destra funds then held by you, or held in accounts identified under “Aggregating Accounts.”  In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the right of accumulation to permit verification that the purchase qualifies for the reduced sales charge.  The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent. You can also reduce the sales charge on the purchase of Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares (including Class A shares in other series of the Destra funds) over a 13-month period.  The term of the Letter of Intent will commence upon the date you sign the letter.  In order to apply purchases toward the intended amount, you must refer to such letter when placing all orders.

When calculating the applicable sales charge to a purchase pursuant to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent; minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent.  Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal.  A portion of shares purchased may be held in escrow to pay for any applicable sales charge.  If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.  Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts. In calculating the applicable breakpoint and sales charge on large purchases or those made through the exercise of a Letter of Intent or right of accumulation, investments made by you (and your spouse, domestic partner and children under age 21) on any given day may be aggregated if made for your own account(s) and/or certain other accounts such as trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased), solely controlled business accounts and single participant retirement accounts.  To receive a reduced sales charge under the right of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at destracapital.com and by following the appropriate hyperlinks to the specific information.

Commission on Class C Shares

Destra Capital Investments may pay to your financial intermediary a commission rate of 1.00% of the NAV of the Class C shares purchased.  Service providers to qualified plans will not be eligible to receive this commission if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C shares.

Exchanges

Contact your financial intermediary (the Fund’s transfer agent at (877) 287-9646 for Class I shares) or consult your plan documents for information on exchanging into other funds in the Destra family of funds.  As with any investment, be sure to read the Prospectus of the fund into which you are exchanging.  An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).  Exchanges are subject to the following conditions:

•	You may generally exchange shares of the Fund for shares of the same class of any other fund in the Destra family of funds offered through your financial intermediary or qualified plan.
•	You must meet the minimum investment amount for the Fund.
•	The Fund reserves the right to reject any exchange request with respect to a purchase and to modify or terminate the exchange privilege at any time.
•
For Class P shares and Class I shares, an exchange of shares from the Fund held for 90 days or less may be subject to the Fund’s redemption fee.  For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to “Redemption Fees” in the Statement of Additional Information.

•
The exchange privilege is not intended as a vehicle for short-term or frequent trading.  The Fund may suspend or terminate your exchange privilege if you make more than one round-trip in the Fund in a 30-day period, and it may bar future purchases in the Fund or other Destra funds.  The Fund will work with intermediaries to apply the Fund’s exchange limit.  However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts.  For more information about the Fund’s policy on frequent trading, refer to “Frequent Trading.”

•
Under limited circumstances, exchanges between certain classes of shares of the same Fund may be permitted.  Such exchanges may be subject to a CDSC, a redemption fee or other fees, at the discretion of the Fund.  Any such exchanges and any CDSC, redemption fee or other fees may be waived for certain intermediaries that have entered into an agreement with Destra Capital Investments.

Waiver of Sales Charges

The sales charge will be waived on any Class A shares received through an exchange of Class A shares of another fund of the Destra family of funds.  Class A shares or Class C shares received through an exchange of Class A shares or Class C shares, respectively, of another fund of the Destra family of funds will not be subject to any applicable CDSC at the time of the exchange.  Any CDSC applicable to redemptions of Class A shares or Class C shares will continue to be measured on the shares received by exchange from the date of your original purchase.  For more information about the CDSC, please refer to “Redemptions.”  Unlike Class A shares, Class C shares do not have any front-end sales charges; however, their higher annual operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Redemptions

Generally, redemptions may only be effected through financial intermediaries, retirement platforms and certain institutional investors, as applicable and as described above.  It is possible that your financial intermediary charges a processing or service fee in connection with the redemption of shares.  Contact your financial intermediary or refer to the appropriate plan documents for details.

Shares of the Fund are redeemable on any business day on which the Fund’s NAV is calculated.  Redemptions are duly processed at the NAV next calculated after receipt of the redemption order by the Fund or its agents.  Redemption proceeds, less any applicable CDSC for Class A shares or Class C shares or any applicable redemption fee for Class P shares and Class I shares, will normally be sent seven calendar days following receipt of the redemption order.

The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days.  Additionally, the right to require the Fund to redeem your shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

If your Fund account is valued at less than $100, other than as a result solely of depreciation in share value, the Fund may request that your financial intermediary close your account.  The Fund reserves the right to make such a request annually; however, certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries.  You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed.  You may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum.  Please note that you may incur a tax liability as a result of a redemption upon closure of your account.

Redemptions In-Kind

Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of the Fund, by delivery of securities selected from its assets at its discretion.  However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.  Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind.  In-kind payment means payment will be made in portfolio securities rather than cash.  If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.  Shareholders receiving securities in-kind bear the market risk of those securities until they are able to convert the securities to cash and also face the risk that a received security may be illiquid and cannot be quickly sold.

Periodic Withdrawal Plan

You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify.  Any resulting CDSC for Class A shares or Class C shares may be waived through financial intermediaries that have entered into an applicable agreement with Destra Capital Investments.  The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the NAV of the account.  Certain other terms and conditions, including minimum amounts, may apply.  Contact your financial intermediary, or a Destra representative for Class I shares, for details.  Not all financial intermediaries offer this plan.

Class A Shares and Class C Shares CDSC

A 1% CDSC may be deducted with respect to Class A shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the listed CDSC waivers apply.  A 1% CDSC will be deducted with respect to Class C shares redeemed within 12 months of purchase, unless a CDSC waiver applies.  The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A shares or Class C shares redeemed, as applicable.

CDSC Waivers

There are certain cases in which you may be exempt from a CDSC charged to Class A shares and Class C shares.  Among others, these include:

•	The death or disability of an account owner and to honor a qualified domestic relationships order (QDRO);
•	Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Destra Capital Investments to waive CDSCs for such accounts;
•	Retirement accounts taking required minimum distributions;
•	The redemption of Class A shares or Class C shares acquired through reinvestment of Fund dividends or distributions;
•
The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A shares or Class C shares during the period during which the CDSC applied;

•	If the Fund chooses to liquidate or involuntarily redeem shares in your account; or
•
If a financial intermediary elects not to receive the initial 1% commission and is receiving 12b-1 fees beginning on the first month following the purchase of Class C shares as such fees accrue, where an agreement is in place between the financial intermediary and Destra.

To keep the CDSC as low as possible, Class A shares or Class C shares not subject to any CDSC will be redeemed first, followed by shares held longest.

Class A Shares Reinstatement Privilege

After you have redeemed Class A shares, you have a onetime right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge).  You will not be reimbursed for any CDSC paid on your redemption of Class A shares.

Class P Shares and Class I Shares Redemption Fee

Redemptions (and exchanges) of Class P shares and Class I shares from the Fund held for 90 days or less may be subject to the Fund’s redemption fee equaling 2% of the NAV of redemption proceeds.  This fee is paid directly to the Fund rather than to Destra and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact and other costs associated with changes in the Fund’s asset level and cash flow due to short-term money movements in and out of the Fund.

Certain intermediaries have agreed to charge the Fund’s redemption fee on their customers’ accounts.  In this case, the amount of the fee and the holding period will generally be consistent with the Fund’s.  However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may differ in some respects from the Fund’s.

The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans; (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers’ accounts; and (iv) certain intermediaries that do not have or that report to the Fund sufficient information to impose a redemption fee on their customers’ accounts.

In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from the IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) the return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vii) involuntary redemptions imposed by Destra; and (viii) reinvested distributions (dividends and capital gains).  For same-fund share class exchanges, no redemption fee will be applied based on the exchange transaction.  However, to the extent an intermediary is applying a redemption fee, the redemption fee will be imposed on a subsequent underlying shareholder-initiated sale of shares after the exchange.  When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers’ accounts, different or additional exemptions may be applied by the financial intermediary.  Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries.  Contact your financial intermediary, or a Destra representative at (877) 287-9646 for Class I shares, or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading.  In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.  If there is a material change to the Fund’s redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

Section 4	General Information

Distributions

The Fund intends to make regular quarterly distributions to shareholders.  Various factors will affect the levels of cash the Fund receives from its investments, as well as the amounts of income and return of capital (in the case of the Fund’s investments in MLPs) represented by such cash.  To permit the Fund to maintain a more stable quarterly distribution, it may distribute less or more than the entire amount of cash it receives from its investments in a particular period.  Any undistributed cash would be available to supplement future distributions and until distributed would add to the Fund’s NAV.  Correspondingly, once distributed, such amounts will be deducted from the Fund’s NAV.

In order to avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually.  The Fund’s income from certain dividends, interest and any net realized short-term capital gains are paid to shareholders as ordinary income dividends.  Certain dividend income may be reported to shareholders as “qualified dividend income,” which is generally subject to reduced rates of taxation.  Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long shares of the Fund have been held.  We cannot predict with respect to a given quarter how much of our net investment income will be included in the distributions we make for that quarter.  Distributions are made at the class level, so they may vary from class to class within the Fund.

Distribution Schedule

Dividends from net investment income and distributions of capital gain are normally declared and distributed in March, June, September and December but, if necessary, may be distributed at other times as well.  Distributions of capital gain are normally declared in December and paid in January.  The date you receive your distribution may vary depending on how your intermediary processes trades.  Please consult your intermediary for details.

How Distributions Affect the Fund’s NAV

Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held.  Dividends and net capital gains that have not yet been distributed are included in the Fund’s daily NAV.  The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations.  For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share.  If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations.  You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

Taxes

As with any investment, you should consider the tax consequences of investing in the Fund.  Any tax liabilities generated by your transactions are your responsibility and not the Fund’s or the intermediaries’.  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund.  You should consult your tax adviser if you have any questions.  Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

Non-U.S. Income Tax Considerations

Investment income that the Fund receives from its non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce Fund distributions.  However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The Fund will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time the Fund holds its assets).  Dividends from the Fund’s long-term capital gains are generally taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income.  However, certain ordinary income distributions received from the Fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains.  The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold.  It does not depend on how long you have owned your Fund shares.  Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year.  If you hold your investment at the firm where you purchased your Fund shares, you will receive the statement from that firm.  If you hold your shares directly with the Fund, the Fund’s transfer agent will send you the statement on the Fund’s behalf.  The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.  The sale of shares in your account may produce a gain or loss and is a taxable event.  For tax purposes, an exchange of shares between funds is generally the same as a sale.

Please note that if you do not furnish your Fund with your correct Social Security number or employer identification number, federal law requires the Fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

Please consult the Statement of Additional Information and your tax adviser for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.”  The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Foreign Tax Credit

A regulated investment company more than (i) 50% of the value of whose assets consists of stock or securities in non-U.S. corporations at the close of the taxable year or (ii) at least 50% of the value of whose assets consists of interests in other regulated investment companies (at the close of each quarter of the taxable year) may, for such taxable year, pass the regulated investment company’s foreign tax credits through to its investors.

Investments in Certain Non-U.S. Corporations

If the Fund holds an equity interest in any passive foreign investment companies (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders.  The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.  The Fund may be able to make an election that could ameliorate these adverse tax consequences.  In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income.  Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year; such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax.  Dividends paid by PFICs are not treated as qualified dividend income.

Investment in the Subsidiary

When a U.S. person owns more than 50% of a non-U.S. corporation, such as the Subsidiary, the U.S. person is required to include certain types of income, including commodities income, in the calculation of the U.S. person’s taxable income whether or not the income is distributed.

One of the requirements for qualification as a RIC is that the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income.”  Qualifying income includes dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies.  The Internal Revenue Service has issued a revenue ruling which concludes that income derived from certain commodity-linked swaps is not qualifying income under Subchapter M of the Internal Revenue Code of 1986, as amended.

However, the Internal Revenue Service has in recent years issued PLRs to other RICs in which it concluded that income from certain commodity index-linked notes is qualifying income and that income derived from subsidiaries similar to the Subsidiary will be qualifying income whether received in the form of current distributions or as undistributed subpart F income.  The Internal Revenue Code provides that if the income in a controlled foreign corporation is distributed in the same year as it is required to be included in income, the amounts will be treated as dividends.  There is no authority directly addressing some of the issues of the law considered in these rulings.  There can be no assurance that the Internal Revenue Service will not change its position with respect to some or all of these issues or, if the Internal Revenue Service did so, that a court would not sustain such contrary positions.  If the Internal Revenue Service were to change its position on some or all of these issues, and if such contrary positions were upheld, the Fund might cease to qualify as a RIC.  A PLR may only be relied upon by the taxpayer to whom it was provided.  The Fund does not plan to seek a PLR.  The Fund has obtained an opinion from special tax counsel that if the Subsidiary distributes income in the same year that the Fund must include the Subsidiary’s income in the Fund’s income, the income from the Subsidiary will be qualifying income for the Fund and, if the Subsidiary does not make such distributions, the income from the Subsidiary should be qualifying income for the Fund.  However, such an opinion is not binding on the Internal Revenue Service.  Therefore, to the extent the Fund invests directly in commodity-index-linked derivative instruments or in the Subsidiary, the Internal Revenue Service may contest the Fund’s characterization of the income produced by such assets as qualifying income which, if successful, could cause the Fund to fail to qualify as a RIC.  Shareholders and potential investors should be aware that, in July 2011, the Internal Revenue Service suspended the issuance of such PLRs pending its re-examination of the policies underlying them, which was still ongoing at the date of this Prospectus.  If, at the end of that re-examination, the Internal Revenue Service changes its position with respect to the conclusions reached in those PLRs, then the Fund may be required to restructure its investments to satisfy the qualifying income requirement or might cease to qualify as a RIC.  The Fund, Destra and the Sub-Adviser plan to direct investments of the Fund’s assets in conformance with Revenue Ruling 2006-31, Internal Revenue Service guidance and the advice of counsel.

If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.  In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.  This would cause investors to incur higher tax liabilities than they otherwise would have incurred, which would have a negative impact on Fund returns.  In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

The Subsidiary intends to conduct its affairs in a manner such that it will not be subject to U.S. federal income tax.  It will, however, be considered a controlled foreign corporation, and the Fund will be required to include as income annually amounts earned by the Subsidiary during that year, whether or not distributed by the Subsidiary.  Furthermore, the Fund will be subject to the RIC qualification distribution requirements with respect to the Subsidiary’s income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year, and thus the Fund may not have sufficient cash on hand to make such distribution.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.  For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary.  If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns.  There remains a risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked notes, swap agreements, commodity options, futures and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Payments to Financial Intermediaries

From its own assets, Destra or its affiliates may pay selected brokerage firms or other financial intermediaries that sell shares of the Destra funds for distribution, marketing, promotional or related services.  Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors.  The amount of these payments is determined from time to time by Destra, may be substantial and may differ for different financial intermediaries.  Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares.

The Sub-Adviser will place brokerage for the Fund through an affiliate of the Sub-Adviser, provided that such brokerage is undertaken in compliance with applicable law.  The Sub-Adviser’s fees under the Sub-Advisory Agreement will not be reduced by reason of any commissions, fees or other remuneration received by an affiliate of the Sub-Adviser from the Fund for brokerage services.

Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.”  Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions or exchanges.  The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Destra funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge.  Destra and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Destra’s marketing efforts, access to sales personnel and the anticipated profitability of sales through the institutional relationship.  These factors may change from time to time.

In addition, for all shares, Destra Capital Investments or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing other marketing or distribution-related services.  Destra Capital Investments or an affiliate may also pay fees, from their own assets, for recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via the NSCC or other means) in connection with investments in the Destra funds.  These fees are in addition to any fees that may be paid by the Destra funds for these types of services or other services.

Destra or its affiliates may also share certain marketing expenses with intermediaries or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting or business building programs for such intermediaries to raise awareness of the Fund.  Such payments may be in addition to, or in lieu of, sales-based, asset-based and transaction-based payments.  These payments are intended to promote the sales of Destra funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings and training efforts about the Destra funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services and maintain the necessary infrastructure to make the Destra funds available to their customers.

The receipt of (or prospect of receiving) sales-, asset- and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Destra funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Destra funds’ shares over sales of another of Destra funds’ share class.  The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Destra funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Destra funds in various ways within such financial intermediary’s organization.

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Destra fund receives to invest on behalf of the investor.  You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund and when considering which share class of the Fund is most appropriate for you.  Please contact your financial intermediary or plan sponsor for details on such arrangements.

Availability of Portfolio Holdings Information

The Disclosure of Portfolio Holdings Policies and Procedures adopted by Destra and all mutual funds managed within the Destra fund complex is designed to be in the best interests of the Fund’s shareholders and to protect the confidentiality of the Fund’s portfolio holdings.  The following describes policies and procedures with respect to the disclosure of portfolio holdings.

•
Full Holdings.  The Fund generally makes available full portfolio holdings or issuer information on the Fund’s website monthly with an approximately 30-day lag.  The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to Fund shareholders.  These reports (i) are available on the SEC’s website at www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Destra representative at (877) 287-9646 (toll free).

•	Top 10 Holdings. The Fund’s top 10 portfolio holdings or issuer information is available monthly on the Fund’s website with a 15-day lag.

•	Other Information. The Fund provides other portfolio information monthly on the Fund’s website with a 15-day lag.

Additional information regarding the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Frequent Trading

Frequent Trading Policies and Procedures

The Board has adopted policies and procedures with respect to short-term and frequent trading of Fund shares (“frequent trading”).  The Fund is intended exclusively for long-term investment and will take reasonable steps to attempt to detect and deter short-term and frequent trading.  Transactions placed in violation of the Fund’s exchange limits or frequent trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.  In enforcing these policies and procedures, the trading history of accounts determined to be under common ownership or control within any of the Destra funds may be considered.  As described below, however, the Fund may not be able to identify all instances of frequent trading or completely eliminate the possibility of frequent trading.  In particular, it may be difficult to identify frequent trading in certain omnibus accounts and other accounts traded through intermediaries.  By their nature, omnibus accounts, in which purchases and redemptions of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents.  This makes the elimination of frequent trading in the accounts impractical without the assistance of the intermediary.

Among other safeguards, the Fund attempts to deter frequent trading through the following methods:
•	exchange limitations as described under “Exchanges”;
•	trade monitoring;
•	fair valuation of securities as described under “Valuation of Shares”; and
•	redemption fees as described under “Redemption Fee” in the Statement of Additional Information (where applicable for certain classes of the Fund).

Generally, a purchase and redemption of shares from the Fund within 30 days (a “round trip”) may result in enforcement of the Fund’s frequent trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

The Fund constantly monitors for patterns of shareholder frequent trading.  Any investor who makes more than one round trip in the Fund over a 90-day period may be subject to suspension or termination of such investor’s exchange privileges.  The Fund may also bar future purchases into the Fund and other Destra funds by such investor.  The Fund’s frequent trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Destra funds by a Destra “fund of funds,” which is a fund that primarily invests in other Destra mutual funds.

The Fund’s Board may approve from time to time a redemption fee to be imposed by any Destra fund, subject to 60 days’ notice to shareholders of the Fund.

Omnibus transactions placed through a financial intermediary for numerous investors may cause such investors to be treated as a group for purposes of the Fund’s frequent trading policies and procedures and may be rejected in whole or in part by the Fund.  The Fund, however, cannot always identify or reasonably detect frequent trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts.  Because certain intermediaries transmit purchase, exchange and redemption orders to the Fund as a net aggregation of numerous investor orders, the Fund may have difficulty curtailing such activity.  Transactions accepted by a financial intermediary in violation of the Fund’s frequent trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

In an attempt to detect and deter frequent trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries.  Such restrictions may include but are not limited to requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and other similar restrictions.  The Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.  Certain transactions in Fund shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days), or transactions that are made pursuant to systematic purchase, exchange or redemption programs generally do not raise frequent trading concerns and normally do not require application of the Fund’s methods to detect and deter frequent trading.

The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund.  For example, the Fund may refuse a purchase order if the Fund’s portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

The Fund’s policies and procedures regarding frequent trading may be modified at any time by the Fund’s Board.  For more information about the Fund’s Frequent Trading Policy and its enforcement, see “Frequent Trading” in the Statement of Additional Information.

Frequent Trading Risks

Frequent trading may present risks to the Fund’s long-term shareholders and investment objectives.  Frequent trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders.

Funds that invest in non-U.S. holdings may be at a greater risk for frequent trading.  Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a non-U.S. market that may not be reflected in the Fund’s NAV (referred to as “price arbitrage”).  Such arbitrage opportunities may also arise in funds that do not invest in non-U.S. holdings, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as “stale pricing”).  Funds that hold thinly traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques.  To the extent that the Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders.  Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Although the Fund takes steps to detect and deter frequent trading pursuant to the policies and procedures described in this Prospectus and approved by the Board, there is no assurance that these policies and procedures will be effective in limiting frequent trading in all circumstances.  For example, the Fund may be unable to completely eliminate the possibility of frequent trading in certain omnibus accounts and other accounts traded through intermediaries.  Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents.  This makes the Fund’s identification of frequent trading transactions in the Fund through an omnibus account difficult and makes the elimination of frequent trading in the account impractical without the assistance of the intermediary.  Although the Fund encourages intermediaries to take necessary actions to detect and deter frequent trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of frequent trading.  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to frequent trading in the Fund.

Shareholder Communications

Your financial intermediary or plan sponsor (or the Fund’s transfer agent, if you hold shares directly with the Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.

Your financial intermediary or plan sponsor (or the Fund’s transfer agent, if you hold shares directly with the Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment.  These reports show the Fund’s investments and the market value of such investments, as well as other information about the Fund and its operations.  Please contact your financial intermediary or plan sponsor (or Destra, if you hold shares directly with the Fund) to obtain these reports.  The Fund’s fiscal year ends on September 30.

Fund Service Providers

The custodian of the assets of the Fund and the Subsidiary is The Bank of New York Mellon, 2 Hanson Place, Brooklyn, NY 11217.  The custodian also provides certain accounting services to the Fund.  The Fund’s transfer, shareholder services and dividend paying agent, BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Several additional sources of information are available to you, including the codes of ethics adopted by the Fund, Destra and Destra Capital Investments.  The Statement of Additional Information, incorporated by reference into this Prospectus, contains detailed information on the policies and operation of the Fund included in this Prospectus.  Additional information about the Fund’s investments is available in the annual and semiannual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  The Fund’s most recent Statement of Additional Information and certain other information are available free of charge by calling Destra at (877) 287-9646, on the Fund’s website at destracapital.com/literature or through your financial adviser.  Shareholders may call the toll-free number above with any inquiries.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”).  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C.  Call the SEC at (202) 551-8090 for room hours and operation.  You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549-1520.  The SEC may charge a copying fee for this information.

The Fund is a series of Destra Investment Trust, whose Investment Company Act file number is 811-22417.

Statement of Additional Information

October 6, 2015

Destra Wolverine Alternative Opportunities Fund

TICKER: Class A–DWAAX, Class C–DWACX, Class P*–_______, Class I–DWAIX

*Class P shares are not currently available for investors.

This Statement of Additional Information (“SAI”) is not a prospectus.  This SAI expands upon, and should be read in conjunction with, the Prospectus dated October 6, 2015 for the Destra Wolverine Alternative Opportunities Fund (the “Fund”), a series of the Destra Investment Trust.  Copies of the Prospectus may be obtained without charge from the Fund’s website at destracapital.com/literature or by calling (877) 287-9646.

Table of Contents

Fund History

           The Fund is a separate investment portfolio of the Destra Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on May 25, 2010.  The Fund is not diversified and represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies.  The Fund has retained Destra Capital Advisors LLC (“Destra”) to serve as its investment adviser.  Destra has retained Wolverine Asset Management, LLC (“WAM” or the “Sub-Adviser”) to serve as the Fund’s investment sub-adviser, responsible for the day-to-day management of the Fund’s portfolio of securities.

Investment Restrictions

           The investment objective and certain fundamental investment policies of the Fund are described in the Prospectus for the Fund.  The fundamental investment policies, together with the investment objective of the Fund and certain other policies specifically identified in the Prospectus, cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.”  As defined in the Investment Company Act of 1940, as amended (the “1940 Act”), this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.  Certain matters under the 1940 Act, which must be submitted to a vote of the holders of the outstanding voting securities of a series, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.  The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:

(1)
Purchase or sell real estate or real estate limited partnership interests; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

(2)
Invest in physical commodities unless acquired as a result of ownership of securities or other instruments, except through its wholly owned subsidiary, Destra Wolverine Asset Subsidiary (the “Subsidiary”) (but this shall not prevent the Fund from purchasing or selling non-U.S. currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis and other similar financial instruments).

(3)
Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

(4)
Lend any security or make any other loan except (a) as otherwise permitted under the 1940 Act, (b) pursuant to a rule, order or interpretation issued by the Securities and Exchange Commission (the “SEC”) or its staff, (c) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations, or (d) by engaging in repurchase agreements with respect to portfolio securities.

(5)	Issue any senior security except as otherwise permitted (a) under the 1940 Act or (b) pursuant to a rule, order or interpretation issued by the SEC or its staff.

(6)
Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (a) as a temporary measure, (b) by entering into reverse repurchase agreements, and (c) by lending portfolio securities as collateral.  For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

(7)
Invest 25% or more of its total assets in the securities of companies primarily engaged in any one industry, provided that: (a) this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, and (b) tax-exempt securities issued by municipalities and their agencies and authorities are not deemed to be industries.  The Fund will consider the concentration of the underlying ETFs so as not to be overly concentrated in one industry.

           The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.

           For purposes of applying investment restriction (5) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33-1/3% of the Fund’s total assets).  In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.  The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law.  As such, these limitations will change as the statutes, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

           The following non-fundamental investment restriction applies to the Fund (except where noted otherwise) and may be changed with respect to the Fund by a vote of a majority of the Fund’s Board of Trustees (the “Board” or “Board of Trustees”).  The Fund may not invest more than 15% of its net assets in illiquid securities (taken at market value), including time deposits and repurchase agreements that mature in more than seven days.

           The staff of the SEC has taken the position that purchased over-the-counter (“OTC”) options and the assets used as cover for written OTC options are illiquid securities.  Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of any such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund’s existing OTC options on financial futures contracts would exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund that are determined to be illiquid.  However, if an OTC option is sold by the Fund to a primary U.S. government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid only such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price).  The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.”  This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Board of Trustees of the Fund without the approval of the Fund’s shareholders.

The Fund’s investments will be limited in order to allow the Fund to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”).  To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income).

           Non-U.S. government securities (unlike U.S. government securities) are not exempt from the diversification requirements of the Code, and the securities of each non-U.S. government issuer are considered to be obligations of a single issuer.  These tax-related limitations may be changed by the Board of Trustees of the Fund to the extent necessary to comply with changes to the federal tax requirements.  The Fund is classified as “non-diversified” under the 1940 Act.

           All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.  Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to the

Fund, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Board of Trustees.

Investment Strategies and Risks

In addition to the discussion of investment strategies and risks that appears in the Prospectus, the Fund may (except where indicated otherwise) also implement the following strategies.

144A Securities

The Fund, the Subsidiary or the underlying exchange-traded fund (“ETFs”) in which it invests may purchase securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).  The Board of Trustees has determined to treat as liquid Rule 144A securities that either are freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund’s Board of Trustees.  The Board of Trustees has adopted guidelines and delegated to the Sub-Adviser the daily function of determining and monitoring liquidity of 144A securities.  The Board of Trustees, however, will retain sufficient oversight and will ultimately be responsible for the determinations.  Since it is not possible to predict with assurance exactly how the market for securities sold and offered under Rule 144A will continue to develop, the Board of Trustees will carefully monitor the Fund’s investments in these securities.  This investment practice could have the effect of increasing the level of illiquidity in the Fund, the Subsidiary or the underlying ETFs to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Cash Management

A portion of the Fund’s assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes.  Such instruments would consist of: (i) obligations of the U.S. government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed-income securities rated ‘Aa’ or higher by Moody’s or ‘AA’ or higher by S&P or, if unrated, of comparable quality in the opinion of the Sub-Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements.  At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated ‘Aa’ or higher by Moody’s or ‘AA’ or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated ‘Prime-1’ by Moody’s or ‘A-1’ by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-Adviser.

Cayman Subsidiary

The Fund may invest up to 25% of its total assets in the Subsidiary.  The Subsidiary may invest in exchange-listed commodity-linked instruments and commodity futures contracts

(“Commodities Instruments”), as described under “Commodities Instruments” below.  Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in the Prospectus and this SAI, the Fund may be considered to be investing indirectly in those investments through the Subsidiary.  Therefore, except as otherwise noted, for purposes of this disclosure, references to the Fund’s investments may also be deemed to include the Fund’s indirect investments through the Subsidiary.

The Subsidiary is not registered under the 1940 Act and is not directly subject to its investor protections, except as noted in the Prospectus or this SAI.  However, the Subsidiary is wholly owned and controlled by the Fund and is advised by Destra.  The Trust’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and for the Fund’s role as the sole shareholder of the Subsidiary.  Destra receives no additional compensation for managing the assets of the Subsidiary.  The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency and accounting agent services with the same service providers or with affiliates of the same service providers that provide those services to the Fund.

Changes in the laws of the United States (where the Fund is organized) and/or the Cayman Islands (where the Subsidiary is incorporated) could prevent the Fund and/or the Subsidiary from operating as described in the Prospectus and this SAI and could negatively affect the Fund and its shareholders.  For example, the Cayman Islands currently does not impose certain taxes on the Subsidiary, including income and capital gains tax, among others.  If Cayman Islands laws were changed to require the Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

The Fund’s and the Subsidiary’s investments will be consistent with the Fund’s investment objective and will not be used to enhance leverage.  The Subsidiary’s shares will be offered only to the Fund, and the Fund will not sell shares of the Subsidiary to other investors.

The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s annual and semi-annual reports.

Commercial Paper

Commercial paper purchasable by the Fund, the Subsidiary or the underlying ETFs includes “Section 4(a)(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act.  Section 4(a)(2) paper is restricted as to disposition under the federal securities laws and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(a)(2) paper, thereby providing liquidity.  Certain transactions in Section 4(a)(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act.  The Fund can purchase commercial paper rated (at the time of purchase) ‘A-1’ by S&P or ‘Prime-1’ by Moody’s or, when deemed advisable by the Fund’s Sub-Adviser, “high quality” issues rated ‘A-2,’ ‘Prime-2’ or ‘F-2’ by S&P, Moody’s or Fitch, respectively.

Commodities Instruments

The Fund gains exposure to Commodities Instruments through the Subsidiary. Additional information on the Subsidiary is set forth under “Cayman Subsidiary” above.  Additional information regarding specific Commodities Instruments is set forth below.  The Fund, either directly or through the Subsidiary, may also gain exposure to Commodities Instruments through investment in certain investment companies, including ETFs, and other pooled investment vehicles that invest primarily in commodities or commodity-related instruments, and through investment in exchange-traded notes (“ETNs”) linked to the value of commodities.

The Fund may invest up to 25% of its total assets in the Subsidiary, which will be committed as “initial” and “variation” margin to secure the Subsidiary’s positions in Commodities Instruments.  These assets are placed in accounts maintained by the Subsidiary at the Subsidiary’s clearing broker and are held in cash or invested in U.S. Treasury bills and other direct or guaranteed debt obligations of the U.S. government maturing within less than one year at the time of investment.

Historically, the correlation between the quarterly investment returns of managed commodities strategies and the quarterly investment returns of traditional financial assets such as stocks generally was negative.  This inverse relationship occurred generally because managed commodities strategies have historically tended to increase and decrease in value during different parts of the business cycle than financial assets did.  Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.  The reverse may be true during “bull markets,” when investments in traditional securities such as stocks may outperform the Subsidiary’s commodity-related investments. However, over the long term, the returns on the Subsidiary’s commodity-related investments are expected to exhibit low or negative correlation with stocks and bonds.

The Subsidiary will utilize futures contracts.  The use of futures is subject to applicable regulations of the SEC, the several exchanges upon which they are traded, the Commodity Futures Trading Commission (the “CFTC”) and various state regulatory authorities.

Convertible Securities

The Fund has no predetermined limit on the extent to which it may invest in ETFs or Commodities Instruments that invest primarily in convertible securities, although the Fund does not currently intend for convertible securities to be a primary focus of its investment program.  A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.  Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities.  Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

The characteristics of convertible securities make them potentially attractive investments for an investment company seeking a high total return from capital appreciation and investment income.  These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature.  As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Sub-Adviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets.  Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled.  As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security.  With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk.  As described below, the Fund is authorized to enter into non-U.S. currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.

Apart from currency considerations, the value of convertible securities is influenced both by the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock.  The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.”  To the extent interest rates change, the investment value of the convertible security typically will fluctuate.  At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted.  Conversion value fluctuates directly with the price of the underlying common stock.  If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value.  To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value.  A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.  The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the claim of common stockholders but it may be subordinated to other debt securities of the same issuer.  A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued.  If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party.  Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Debt Securities

Debt securities, such as bonds, involve credit risk.  This is the risk that the issuer will not make timely payments of, or will be unable to pay, principal and interest.  The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities.  Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s, the Subsidiary’s or the underlying ETFs’ investment in that issuer.  Credit risk is reduced to the extent the Fund, the Subsidiary and the underlying ETFs limit their debt investments to U.S. Government Securities.  All debt securities, however, are subject to interest rate risk.  This is the risk that the value of the security may fall when interest rates rise.  If interest rates move sharply in a manner not anticipated by Fund management, the Fund’s, the Subsidiary’s or the underlying ETFs’ investments in debt securities could be adversely affected and the Fund, the Subsidiary and/or the underlying ETFs could lose money.  Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities are.  In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than will the market price of shorter-term debt securities.  The average maturity of the Fund’s, the Subsidiary’s and the underlying ETFs’ assets will vary.

During periods of rising interest rates, the average life of certain debt securities is extended because of slower than expected principal payments.  This may lock in a below-market interest rate and extend the duration of these debt securities, especially mortgage-related securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value.  This is known as extension risk.

Corporate Debt Securities.  Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of their issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large, established domestic corporation that is rated investment-grade may have a modest return on principal but carries relatively limited risk.  On the other hand, a long-term corporate note issued by a small, non-U.S. corporation from an emerging market country that has not been rated by a Nationally Recognized Statistical Rating Organization may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Depositary Receipts (ADRs, EDRs and GDRs)

The Fund, the Subsidiary and the underlying ETFs may invest in the securities of non-U.S. issuers in the form of Depositary Receipts or other securities convertible into securities of non-U.S. issuers.  Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.  The Fund, the Subsidiary and the underlying ETFs may invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments.  ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation.  EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities.  GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis.  Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities.  As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.  Depositary Receipts are generally subject to the same risks as the non-U.S. securities they evidence or into which they may be converted.  Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Non-U.S. Investments.”

Derivatives

The Fund, the Subsidiary and the underlying ETFs may use instruments referred to as derivative securities.  Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate).  Derivatives allow the Fund, the Subsidiary and the underlying ETFs to increase or decrease the level of risk to which the Fund, the Subsidiary and the underlying ETFs are exposed more quickly and efficiently than transactions in other types of instruments.  The Fund, the Subsidiary and the underlying ETFs may use derivatives for hedging purposes.  The Fund, the Subsidiary and the underlying ETFs may also use derivatives for speculative purposes to seek to enhance returns.  The use of a derivative is speculative if the Fund, the Subsidiary or the underlying ETFs are primarily seeking to achieve gains rather than offset the risk of other positions.  When the Fund, the Subsidiary or the underlying ETFs invest in a derivative for speculative purposes, the Fund, the Subsidiary and the underlying ETFs will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.  The Fund, the Subsidiary or the underlying

ETFs may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging.  Hedging is a strategy in which a derivative is used to offset the risks associated with the holdings of the Fund, the Subsidiary or the underlying ETFs.  Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund, the Subsidiary or the underlying ETFs, or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves correlation risk, i.e., the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased.  The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its portfolio.  There is also a risk of loss by the Fund, the Subsidiary or the underlying ETFs of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund, the Subsidiary or the underlying ETFs have an open position in an option, a futures contract or a related option.  There can be no assurance that the Fund’s, the Subsidiary’s or the underlying ETFs’ hedging strategies will be effective.  The Fund and the Subsidiary are not required to engage in hedging transactions, and both may choose not to do so.

The Fund, the Subsidiary and the underlying ETFs may use derivative instruments and trading strategies, including the following:

Indexed and Inverse Securities.  The Fund, the Subsidiary or the underlying ETFs may invest in securities that base their potential return on an index or interest rate.  As an illustration, the Fund, the Subsidiary or the underlying ETFs may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate.  The Fund, the Subsidiary or the underlying ETFs may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices.  In addition, the Fund, the Subsidiary or the underlying ETFs may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate).  For example, the Fund, the Subsidiary or the underlying ETFs may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases.  If the Fund, the Subsidiary or the underlying ETFs invest in such securities, each may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices.  Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk.  When used for hedging purposes, indexed and inverse securities involve correlation risk.  Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, the Fund, the Subsidiary or the underlying ETFs may be required to pay substantial additional margin to maintain the position.

Swap Agreements.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard

“swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

The Fund or the Subsidiary may enter into equity swap transactions.  However, the Fund and the Subsidiary will comply with the applicable limitations imposed by the 1940 Act and the Commodity Exchange Act (“CEA”).

Whether the Fund’s or the Subsidiary’s use of swap agreements or options on swap agreements will be successful in furthering its investment objectives will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  Moreover, the Fund, the Subsidiary or the underlying ETFs bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Fund, the Subsidiary or the underlying ETFs will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.  If there is a default by the other party to such a transaction, the Fund, the Subsidiary or the underlying ETFs will have contractual remedies pursuant to the agreements related to the transaction.  Swap agreements are also subject to the risk that the Fund, the Subsidiary or the underlying ETFs will not be able to meet their obligations to the counterparty.  The Fund, the Subsidiary or the underlying ETFs, however, will deposit in a segregated account, liquid assets permitted to be so segregated by the SEC in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Fund, the Subsidiary or the underlying ETFs initially to make an equivalent direct investment, plus or minus any amount the Fund, the Subsidiary or the underlying ETFs are obligated to pay or are to receive under the swap agreement.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  The swap market is largely unregulated.  It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s, the Subsidiary’s or the underlying ETFs’ ability to terminate existing swap agreements, if any, or to realize amounts to be received under such agreements.

Credit Derivatives.  The Fund, the Subsidiary or the underlying ETFs may enter into credit derivative transactions, either to hedge credit exposure or to gain exposure to an issuer or group of issuers more economically than can be achieved by investing directly in preferred or debt securities.  Credit derivatives fall into two broad categories: credit default swaps and market spread swaps, both of which can reference either a single issuer or obligor or a portfolio of preferred and/or debt securities.  See “Additional Considerations for Interest Rate Swaps, Swaptions and Credit Derivatives” below.

Credit Default Swap Agreements and Similar Instruments.  The Fund, the Subsidiary or the underlying ETFs may enter into credit default swap agreements and similar agreements and may also buy credit-linked securities.  The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund, the Subsidiary or the underlying ETFs.  The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.  The Fund, the Subsidiary or the underlying ETFs may be either the buyer or seller in the transaction.  If the Fund, the Subsidiary or the underlying ETFs are a buyer and no credit event occurs, the Fund, the Subsidiary or the underlying ETFs recover nothing if the swap is held through its termination date.  However, if a credit event occurs, the Fund, the Subsidiary or the underlying ETFs may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  As a seller, the Fund, the Subsidiary or the underlying ETFs generally receive an up-front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event.  If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if the Fund, the Subsidiary or the underlying ETFs had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.  The Fund, the Subsidiary or the underlying ETFs will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment-grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Sub-Adviser to be equivalent to such rating.  A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date.  If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.  When the Fund, the Subsidiary or the underlying ETFs act as a seller of a credit default swap or a similar instrument, each is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Credit Linked Securities.  Among the income producing securities in which the Fund, the Subsidiary or the underlying ETFs may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets.  For instance, the Fund, the Subsidiary or the underlying ETFs may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income-producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security.  However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests.  For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements, provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based.  If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed-upon value) of the referenced debt obligation.  This, in turn, would reduce the amount of income and principal that the Fund, the Subsidiary or the underlying ETFs would receive.  The Fund’s, the Subsidiary’s or the underlying ETFs’ investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.  It is also expected that the securities will be exempt from registration under the Securities Act.  Accordingly, there may be no established trading market for the securities, and they may constitute illiquid investments.

Market Spread Swap.  In a market spread swap, two counterparties agree to exchange payments at future dates based on the spread between a reference security (or index) and a benchmark security (or index).  The buyer (fixed-spread payer) would receive from the seller (fixed-spread receiver) the difference between the market rate and the reference rate at each payment date, if the market rate were above the reference rate.  If the market rate were below the reference rate, then the buyer would pay to the seller the difference between the reference rate and the market rate.  Market spread options, which are analogous to swaptions, give the buyer the right but not the obligation to buy (in the case of a call) or sell (in the case of a put) the referenced market spread at a fixed price from the seller.  Similarly, the seller of a market spread option has the obligation to sell (in the case of a call) or buy (in the case of a put) the referenced market spread at a fixed price from the buyer.  Credit derivatives are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the SEC.

Interest Rate Swaps.  The Fund, the Subsidiary and the underlying ETFs may enter into interest rate swap agreements.  The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of preferred securities and debt securities.  Interest rate swap agreements are highly specialized investments and are not traded on or regulated by any securities exchange.

An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying “notional” amount, in exchange for receiving a variable income stream, usually based on LIBOR, and denoted as a percentage of the underlying notional amount.  From the perspective of a fixed rate payer, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income.  This would cause the value of the swap contract to rise in value, from the payer’s perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income.  Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of its fixed rate payment obligation.  For purposes of completing the analysis, these value changes all work in reverse from the perspective of a fixed rate receiver.

The Fund, the Subsidiary or the underlying ETFs will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Additional Interest Rate Transactions and Swaptions.  The Fund, the Subsidiary or the underlying ETFs, to the extent permitted under applicable law, may also enter into forms of swap agreements including interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor.”  Caps and floors are less liquid than swaps.

The Fund, the Subsidiary or the underlying ETFs may write (sell) and purchase put and call swaptions.  A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement, or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  The Fund, the Subsidiary or the underlying ETFs may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund, the Subsidiary or the underlying ETFs are hedging their assets or their liabilities.  The Fund, the Subsidiary or the underlying ETFs may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities the Fund, the Subsidiary or the underlying ETFs anticipate purchasing at a later date.  They may also be used for speculation to increase returns.

In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap.  In a received-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.  A pay fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise.  A receive fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline.  As with other options on securities, indices or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component.  The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap.  The intrinsic value component measures the degree to which an option is in-the-money, if at all.  The time premium represents the difference between the actual price of the swaption and the intrinsic value.

It is customary market practice for swaptions to be “cash settled” rather than for an actual position in an interest rate swap to be established at the time of swaption expiration.

Depending on the terms of the particular option agreement, the Fund, the Subsidiary or the underlying ETFs will generally incur a greater degree of risk when they write a swaption than they will incur when they purchase a swaption.  When the Fund, the Subsidiary or the underlying ETFs purchase a swaption, they risk losing only the amount of the premium they have paid should they decide to let the option expire unexercised.  However, when the Fund, the Subsidiary or the underlying ETFs write a swaption, upon exercise of the option the Fund, the Subsidiary or the underlying ETFs will become obligated according to the terms of the underlying agreement.

The Fund, the Subsidiary or the underlying ETFs will accrue the net amount of the excess, if any, of their obligations over their entitlements with respect to each interest rate or currency swap or swaption on a daily basis and the Sub-Adviser will designate liquid assets on their books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by SEC guidelines.  If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Additional Considerations for Interest Rate Swaps, Swaptions and Credit Derivatives.  The pricing and valuation terms of interest rate swaps, swaptions and credit derivatives are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract.  Interest rate swaps, swaptions and credit derivatives are usually (1) between an institutional investor and a broker-dealer firm or bank or (2) between institutional investors.  In addition, substantially all swaps are entered into subject to the standards set forth by the International Swaps & Derivatives Association (“ISDA”).  ISDA represents participants in the privately negotiated derivatives industry.  It helps formulate the investment industry’s position on regulatory and legislative issues, develops international contractual standards and offers arbitration on disputes concerning market practice.

The Fund’s Sub-Adviser expects that the Fund and the Subsidiary will be subject to the initial and subsequent mark-to-market collateral requirements that are standard among ISDA participants.  These requirements help insure that the party who is a net obligor at current market value has pledged for safekeeping, to the counterparty or its agent, sufficient collateral to cover any losses should the obligor become incapable, for whatever reason, of fulfilling its commitments under the swap or swaption agreements.  This is analogous, in many respects, to the collateral requirements in place on regular futures and options exchanges.  The Fund and the Subsidiary will be responsible for monitoring the market value of all derivative transactions to insure that they are properly collateralized.

The Fund and the Subsidiary have instituted procedures for valuing interest rate swap, swaption or credit derivative positions to which it is party.  Interest rate swaps, swaptions and credit derivatives will be valued by the counterparty to the swap or swaption in question.  Such valuation will then be compared with the valuation provided by a broker-dealer or bank that is not a party to the contract.  In the event of material discrepancies, the Fund has procedures in place for valuing the swap or swaption, subject to the direction of the Fund’s Board, which include reference to (1) third-party information services, such as Bloomberg, and (2) comparison with the Sub-Adviser’s valuation models.

The use of interest rate swaps, swaptions and credit derivatives is subject to risks and complexities beyond what might be encountered in standardized, exchange-traded options and futures contracts.  Such risks include operational risks, valuation risks, credit risks and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement).  In addition, at the time the interest rate swap, swaption or credit derivative reaches its scheduled termination date, there is a risk that the Fund, the Subsidiary or the underlying ETFs will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.  If this occurs, it could have a negative impact on the performance of the Fund, the Subsidiary or the underlying ETFs.

While the Fund, the Subsidiary and the underlying ETFs may utilize interest rate swaps, swaptions and credit derivatives for hedging purposes or to enhance total return, their use might result in poorer overall performance for the Fund, the Subsidiary or the underlying ETFs than if they had not engaged in any such transactions.  If, for example, the Fund, the Subsidiary or the underlying ETFs had insufficient cash, it might have to sell or pledge a portion of the underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.  There may be an imperfect correlation between the Fund’s, the Subsidiary’s and the underlying ETFs’ portfolio holdings and swaps, swaptions or credit derivatives entered into by the Fund, the Subsidiary or the underlying ETFs, which may prevent the Fund, the Subsidiary or the underlying ETFs from achieving the intended hedge or expose the Fund, the Subsidiary or the underlying ETFs to risk of loss.  Further, the Fund’s and the Subsidiary’s use of swaps, swaptions and credit derivatives to reduce risk involves costs and will be subject to the Adviser’s ability to predict correctly changes in interest rate relationships, volatility, credit quality or other factors.  No assurance can be given that the Sub-Adviser’s judgment in this respect will be correct.

Total Return Swap Agreements.  Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.  Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.  Total return swap agreements may effectively add leverage to the Fund’s, the Subsidiary’s or the underlying ETFs’ portfolios because, in addition to total net assets, the Fund, the Subsidiary or the underlying ETFs would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund, the Subsidiary or the underlying ETFs thereunder.  Swap agreements also bear the risk that the Fund, the Subsidiary or the underlying ETFs will not be able to meet their obligation to the counterparty.  Generally, the Fund, the Subsidiary or the underlying ETFs will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund, the Subsidiary or the underlying ETFs receiving or paying, as the case may be, only the net amount of the two payments).  The net amount of the excess, if any, of the Fund’s, the Subsidiary’s or the underlying ETFs’ obligations over entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund, the Subsidiary or the underlying ETFs.  If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s, the Subsidiary’s or the underlying ETFs’ obligations will be accrued on a daily basis, and the full amount of the Fund’s, the Subsidiary’s or the underlying ETFs’ obligations will be segregated by the Fund, the Subsidiary or the underlying ETFs in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund, the Subsidiary or the underlying ETFs are obligated to pay or are to receive under the total return swap agreement.

Options on Securities and Securities Indices.  The Fund, the Subsidiary or the underlying ETFs may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rates (an “index”), such as an index of the price of treasury securities or an index representative of short-term interest rates.  Such investments may be made on exchanges and in the over-the-counter (“OTC”) markets.  In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation.  OTC options have more flexible terms negotiated between the buyer and the seller but generally do not require the parties to post margin and are subject to greater credit risk.  OTC options also involve greater liquidity risk.  See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

A stock index fluctuates with changes in the market values of the stock included in the index.  Indices may also be based on an industry or market segment.  Successful use by the Fund, the Subsidiary or the underlying ETFs of options on stock indices will be subject to the ability of the portfolio manager to correctly predict movements in the direction of the stock market.  In addition, the Fund’s, the Subsidiary’s or the underlying ETFs’ ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund, the Subsidiary or the underlying ETFs.  Inasmuch as the Fund’s, the Subsidiary’s or the underlying ETFs’ securities will not duplicate the components of an index, the correlation will not be perfect.  Consequently, the Fund, the Subsidiary or the underlying ETFs will bear the risk that the prices of securities being hedged will not move in the same amount as the prices of put options on the stock indices.  It is also possible that there may be a negative correlation between the index and the Fund’s, the Subsidiary’s or the underlying ETFs’ securities, which would result in a loss on both such securities and the options on stock indices acquired by the Fund, the Subsidiary or the underlying ETFs.

The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund or the Subsidiary in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Call Options.  The Fund, the Subsidiary or the underlying ETFs may purchase call options on any of the types of securities or instruments in which they may invest.  A purchased call option gives the Fund, the Subsidiary or the underlying ETFs the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period.  The Fund, the Subsidiary or the underlying ETFs also may purchase and sell call options on indices.  Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

The Fund and the Subsidiary are also authorized to write (i.e., sell) covered call options on the securities or instruments in which they may invest and to enter into closing purchase transactions with respect to certain of such options.  A covered call option is an option in which the Fund or the Subsidiary, in return for a premium, gives another party a right to buy specified securities owned by the Fund or the Subsidiary at a specified future date and price set at the time of the contract.  The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone.  By writing covered call options, the Fund and the Subsidiary give up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.  In addition, the Fund’s and the Subsidiary’s ability to sell the underlying security will be limited while the option is in effect unless the Fund and the Subsidiary enter into a closing purchase transaction.  A closing purchase transaction cancels out the Fund’s or the Subsidiary’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written.  Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

A call option written by the Fund, the Subsidiary or the underlying ETFs on a security is “covered” if the Fund, the Subsidiary or the underlying ETFs own the security underlying the call or have an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund, the Subsidiary or the underlying ETFs.

Covered call risk is the risk that the Fund, the Subsidiary or the underlying ETFs, as a writer of a covered call option, do not generate increased income from the asset.  There are several additional risks associated with transactions in covered call options on securities used in connection with the Fund’s, the Subsidiary’s or the underlying ETFs’ option strategy.  A decision as to whether, when and how to use covered call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The Fund and the Subsidiary are also authorized to write (i.e., sell) uncovered call options on securities or instruments in which they may invest but that are not currently held by the Fund or the Subsidiary.  The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments.  When writing uncovered call options, the Fund, the Subsidiary or the underlying ETFs must deposit and maintain as collateral sufficient margin with the broker-dealer through which they made the uncovered call option, to ensure that the securities can be purchased for delivery if and when the option is exercised.  In addition, in connection with each such transaction the Fund, the Subsidiary or the underlying ETFs will segregate unencumbered liquid securities or cash with a value at least equal to the Fund’s, the Subsidiary’s or the underlying ETFs’ exposure (the difference between the unpaid amounts owed by the Fund, the Subsidiary or the underlying ETFs on such transaction minus any collateral deposited with the broker-dealer), on a mark-to-market basis (as calculated pursuant to requirements of the SEC).  Such segregation will ensure that the Fund, the Subsidiary or the underlying ETFs have assets available to satisfy their obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s, the Subsidiary’s or the underlying ETFs’ portfolios.  Such segregation will not limit the Fund’s, the Subsidiary’s or the underlying ETFs’ exposure to loss.  During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Fund’s, the Subsidiary’s or the underlying ETFs’ income with minimal capital risk.  Uncovered calls are riskier than covered calls because there is no underlying security held by the Fund, the Subsidiary or the underlying ETFs that can act as a partial hedge.  Uncovered calls have speculative characteristics, and the potential for loss is unlimited.  When an uncovered call is exercised, the Fund, the Subsidiary or the underlying ETFs must purchase the underlying security to meet the  call obligation.  There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.  If the purchase price exceeds the exercise price, the Fund, the Subsidiary or the underlying ETFs will lose the difference.

Put Options.  The Fund and the Subsidiary are authorized to purchase put options to seek to hedge against a decline in the value of their securities or to enhance their return.  By buying a put option, the Fund, the Subsidiary or the underlying ETFs acquire a right to sell the underlying securities or instruments at the exercise price, thus limiting the Fund’s, the Subsidiary’s or the underlying ETFs’ risk of loss through a decline in the market value of the securities or instruments until the put option expires.  The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs.  Prior to its expiration, a put option may be sold in a closing sale transaction, and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.  A closing sale transaction cancels out the Fund’s, the Subsidiary’s or the underlying ETFs’ position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option that was purchased.  The Fund, the Subsidiary or the underlying ETFs also may purchase uncovered put options.

The Fund and the Subsidiary also have authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund or the Subsidiary, provided that such put options are covered, meaning that such options are secured by segregated, liquid assets.

The Fund, the Subsidiary or the underlying ETFs will receive a premium for writing a put option, which increases the Fund’s, the Subsidiary’s or the underlying ETFs’ return.  The Fund and the Subsidiary will not sell puts if, as a result, more than 50% of the Fund’s or the Subsidiary’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

The Fund and the Subsidiary are also authorized to write (i.e., sell) uncovered put options on securities or instruments in which they may invest but with respect to which the Fund and the Subsidiary do not currently have a corresponding short position or have not deposited as collateral cash equal to the exercise value of the put option with the broker-dealer through which they made the uncovered put option.  The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value.  The Fund, the Subsidiary or the underlying ETFs have the obligation to buy the securities or instruments at an agreed-upon price if the price of the securities or instruments decreases below the exercise price.  If the price of the securities or instruments increases during the option period, the option will expire worthless and the Fund, the Subsidiary or the underlying ETFs will retain the premium and will not have to purchase the securities or instruments at the exercise price.  In connection with such a transaction, the Fund, the Subsidiary or the underlying ETFs will segregate unencumbered liquid assets with a value at least equal to the Fund’s exposure, on a mark-to-market basis (as calculated pursuant to requirements of the SEC).  Such segregation will ensure that the Fund, the Subsidiary or the underlying ETFs have assets available to satisfy their obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s or the Subsidiary’s portfolio.  Such segregation will not limit the Fund’s, the Subsidiary’s or the underlying ETFs’ exposure to loss.

Risks Associated with Options.  There are several risks associated with transactions in options on securities and indices.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by a national securities exchange on opening transactions or closing transactions, or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on a national securities exchange; the facilities of a national securities exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more national securities exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that national securities exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that national securities exchange would continue to be exercisable in accordance with their terms.  In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

If the Fund, the Subsidiary or an underlying ETF is unable to close out a call option on securities that it has written before the option is exercised, the Fund, the Subsidiary or the underlying ETF may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities.  If the Fund, the Subsidiary or an underlying ETF is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  Options transactions may result in significantly higher transaction costs for the Fund, the Subsidiary or the underlying ETFs.

Futures.  The Fund or the Subsidiary may engage in transactions in futures and options on futures.  Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price.  No price is paid upon entering into a futures contract.  Rather, upon purchasing or selling a futures contract the Fund or the Subsidiary is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value.  From time to time thereafter until the futures position is closed, the Fund, the Subsidiary or the underlying ETFs will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.  Futures involve substantial leverage risk.  The Fund may only enter into futures contracts traded on regulated commodity exchanges.

The sale of a futures contract limits the Fund’s, the Subsidiary’s or the underlying ETFs’ risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date.  In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund and the Subsidiary will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Fund, the Subsidiary or the underlying ETFs from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund, the Subsidiary or the underlying ETFs were attempting to identify specific securities in which to invest in a market the Fund, the Subsidiary or the underlying ETFs believe to be attractive.  In the event that such securities decline in value or the Fund, the Subsidiary or the underlying ETFs determine not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund, the Subsidiary or the underlying ETFs may realize a loss relating to the futures position.

The Fund and the Subsidiary are also authorized to purchase or sell call and put options on futures contracts, including financial futures and stock indices.  A stock index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period.  Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund, the Subsidiary or the underlying ETFs entered into futures transactions.  The Fund, the Subsidiary or the underlying ETFs may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities.  Similarly, the Fund, the Subsidiary or the underlying ETFs can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities that the Fund intends to purchase.

To maintain greater flexibility, the Fund, the Subsidiary or the underlying ETFs may invest in instruments that have characteristics similar to futures contracts.  These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity at a future point in time.  The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

Interest Rate and Stock Index Futures.  The Fund, the Subsidiary or the underlying ETFs may enter into interest rate and stock index futures contracts and may purchase and sell put and call options on such futures contracts for hedging and other appropriate risk-management purposes or to increase return, in accordance with the rules and regulations of the CFTC and the SEC.  An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a U.S. Treasury Bond or U.S. Treasury Note) or its equivalent at a future date at a price set at the time of the contract.  An option on an interest rate futures contract or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a stock index futures contract or interest rate futures contract at a specified exercise price at any time on or before the expiration date of the option.  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.  The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).  With respect to options purchased by the Fund, the Subsidiary or the underlying ETFs, there are no daily cash payments made by the Fund, the Subsidiary or the underlying ETFs to reflect changes in the value of the underlying contract; however, the value of the option does change daily, and that change would be reflected in the net asset value of the Fund, the Subsidiary or the underlying ETFs.

The Fund, the Subsidiary or the underlying ETFs may either accept or make delivery of cash or the underlying instrument specified at the expiration of an interest rate futures contract or cash at the expiration of a stock index futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract.  Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into

(or a linked exchange).  There is no guarantee that such closing transactions can be effected at any particular time or at all.  In addition, daily limits on price fluctuations on exchanges on which the Fund, the Subsidiary or the underlying ETFs conduct their futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund, the Subsidiary and the underlying ETFs to the potential of greater losses.

Risks Associated with Futures and Options on Futures.  While the Fund and the Subsidiary may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund, the Subsidiary or the underlying ETFs than if each had not engaged in any such transactions.  If, for example, the Fund, the Subsidiary or the underlying ETFs had insufficient cash, each might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so.  Further, the Fund’s, the Subsidiary’s or the underlying ETFs’ use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Sub-Adviser’s ability to predict correctly changes in interest rate relationships, the direction of securities prices, currency exchange rates or other factors.  No assurance can be given that the Sub-Adviser’s judgment in this respect will be correct.  Additional risks associated with the use of futures contracts and options include (a) the imperfect correlation between the change in market value of the instruments held by the Fund, the Subsidiary or the underlying ETFs and the price of the futures contract or option, which may prevent the Fund, the Subsidiary or the underlying ETFs from achieving the intended hedge or expose the Fund, the Subsidiary or the underlying ETFs to risk of loss; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; and (d) the possibility that the counterparty will default in the performance of its obligations.

Asset Segregation.  Under regulations of the CFTC currently in effect, which may change from time to time, with respect to futures contracts to purchase securities or stock indices, call options on futures contracts purchased by the Fund, the Subsidiary or the underlying ETFs and put options on futures contracts written by the Fund, the Subsidiary or the underlying ETFs, the Fund, the Subsidiary or the underlying ETFs will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts.  The current view of the staff of the SEC is that the Fund’s, the Subsidiary’s or the underlying ETFs’ long and short positions in futures contracts as well as put and call options on futures written by them must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in a manner similar to that described for covered options on securities.

Federal Income Tax Treatment of Futures Contracts and Options.  The Fund’s, the Subsidiary’s and the underlying ETFs’ transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund, the Subsidiary or the underlying ETFs (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund, the Subsidiary or the underlying ETFs and may defer Fund losses.  These rules could, therefore, affect the character, amount and timing of distributions to shareholders.  These provisions also (a) will require the Fund, the Subsidiary and the underlying ETFs to mark-to-market certain types of the positions in their portfolios (i.e., treat them as if they were closed out), and (b) may cause the Fund, the Subsidiary and the underlying ETFs to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.

Non-U.S. Exchange Transactions.  The Fund, the Subsidiary and the underlying ETFs may engage in spot and forward non-U.S. exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which their portfolio holdings are denominated against the U.S. dollar or to seek to enhance returns.  Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, the Subsidiary or the underlying ETFs, sold by the Fund, the Subsidiary or the underlying ETFs but not yet delivered, or committed or anticipated to be purchased by the Fund.  As an illustration, the Fund, the Subsidiary or the underlying ETFs may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security.  In such circumstances, for example, the Fund, the Subsidiary or the underlying ETFs may purchase a non-U.S. currency put option enabling them to sell a specified amount of yen for dollars at a specified price by a future date.  To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option.  To offset, in whole or in part, the cost of acquiring such a put option, the Fund, the Subsidiary or the underlying ETFs may also sell a call option which, if exercised, requires them to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”).  By selling such a call option in this illustration, the Fund, the Subsidiary or the underlying ETFs give up the opportunity to profit without limit from increases in the relative value of the yen to the dollar.  “Straddles” of the type that may be used by the Fund, the Subsidiary or the underlying ETFs are considered to constitute hedging transactions.  The Fund, the Subsidiary and the underlying ETFs will not attempt to hedge all of their non-U.S. portfolio positions.

Forward Non-U.S. Exchange Transactions.  Forward non-U.S. exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract.  Spot non-U.S. exchange transactions are similar but require current, rather than future, settlement.  The Fund, the Subsidiary and the underlying ETFs will enter into non-U.S. exchange transactions for purposes of hedging either a specific transaction or a portfolio position or to seek to enhance returns.  The Fund, the Subsidiary and the underlying ETFs may enter into a non-U.S. exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund, the Subsidiary or the underlying ETFs have received or anticipate receiving a dividend or distribution.  The Fund, the Subsidiary or the underlying ETFs may enter into a non-U.S. exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund, the Subsidiary or the underlying ETFs is denominated or by purchasing a currency in which the Fund, the Subsidiary or the underlying ETFs anticipate acquiring a portfolio position in the near future.  The Fund, the Subsidiary or the underlying ETFs may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis.  The Fund, the Subsidiary or the underlying ETFs may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities.  Proxy hedging is often used when the currency to which the Fund, the Subsidiary or the underlying ETFs are exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s, the Subsidiary’s or the underlying ETFs’ securities are, or are expected to be, denominated, and to buy U.S. dollars.  Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to the Fund, the Subsidiary or the underlying ETFs if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund, the Subsidiary or the underlying ETFs are engaged in proxy hedging.  The Fund, the Subsidiary or the underlying ETFs may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund, the Subsidiary or the underlying ETFs have or in which the Fund, the Subsidiary or the underlying ETFs expect to have portfolio exposure.  For example, the Fund, the Subsidiary or the underlying ETFs may hold both Canadian government bonds and Japanese government bonds, and the Sub-Adviser may believe that Canadian dollars will deteriorate against Japanese yen.  This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Fund, the Subsidiary or the underlying ETFs to declines in the value of the Japanese yen relative to the U.S. dollar.  Forward non-U.S. exchange transactions involve substantial currency risk and also involve credit and liquidity risk.  The Fund, the Subsidiary or the underlying ETFs may also hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”).  The Fund, the Subsidiary and the underlying ETFs will only enter into a cross-hedge if the Sub-Adviser believes that (i) there is a demonstrably high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

Some of the forward non-U.S. currency contracts that may be entered into by the Fund, the Subsidiary or the underlying ETFs are classified as non-deliverable forwards (“NDF”).  NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible non-U.S. currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed-upon exchange rate and the spot rate at the time of settlement, for an agreed-upon notional amount of funds.  All NDFs have a fixing date and a settlement date.  The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed-upon exchange rate is calculated.  The settlement date is the date by which the payment of the difference is due to the party receiving payment.  NDFs are commonly quoted for time periods of from one month up to two years and are normally quoted and settled in U.S. dollars.  They are often used to gain exposure to and/or hedge exposure to non-U.S. currencies that are not internationally traded.

Currency Futures.  The Fund, the Subsidiary and the ETFs in which they invest may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon.  Currency futures are similar to forward non-U.S. exchange transactions except that futures are standardized, exchange-traded contracts while forward non-U.S. exchange transactions are traded in the OTC market.  Currency futures involve substantial currency risk and also involve leverage risk.

Currency Options.  The Fund, the Subsidiary and the underlying ETFs may also seek to enhance returns or hedge against the decline in the value of a currency through the use of currency options.  Currency options are similar to options on securities.  For example, in consideration for an option premium, the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency.  The Fund, the Subsidiary or the underlying ETFs may engage in transactions in options on currencies either on exchanges or OTC markets.  The Fund, the Subsidiary or the underlying ETFs may write covered call options on up to 100% of the currencies in its portfolio.  See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.  Currency options involve substantial currency risk and may also involve credit, leverage or liquidity risk.

Currency Swaps.  In order to protect against currency fluctuations, the Fund, the Subsidiary or the underlying ETFs may enter into currency swaps.  The Fund, the Subsidiary or the underlying ETFs may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis.  Currency swaps involve the exchange of the rights of the Fund, the Subsidiary or the underlying ETFs and another party to make or receive payments in specified currencies.  Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.  Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Limitations on Currency Transactions.  The Fund, the Subsidiary and the underlying ETFs will not hedge a currency in excess of the aggregate market value of the securities it owns (including receivables for unsettled securities sales), has committed to purchase or anticipates purchasing, which are denominated in such currency.  Open positions in forward non-U.S. exchange transactions used for non-hedging purposes will be covered by the segregation of liquid assets and are marked to market daily.  The Fund’s and the Subsidiary’s exposure to futures or options on currencies will be covered as described below under “Risk and Special Considerations Concerning Derivatives.”

Risk Factors in Hedging Non-U.S. Currency.  Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk.  While the Fund’s, the

Subsidiary’s or the underlying ETFs’ use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s, the Subsidiary’s or the underlying ETFs’ shares, the net asset value of the Fund’s, the Subsidiary’s or the underlying ETFs’ shares will fluctuate.  Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective.  To the extent that the Fund, the Subsidiary or the underlying ETFs hedge against anticipated currency movements that do not occur, the Fund, the Subsidiary and the underlying ETFs may realize losses and decrease their total return as the result of their hedging transactions.  Furthermore, the Fund, the Subsidiary and the underlying ETFs will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with trading in forward non-U.S. currency contracts, if any, the Fund, the Subsidiary and the underlying ETFs will contract with a non-U.S. or domestic bank, or non-U.S. or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency.  There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts.  There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell.  Governmental imposition of credit controls might limit any such forward contract trading.  With respect to trading of forward contracts, if any, the Fund, the Subsidiary and the underlying ETFs will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts.  Any such default would deprive the Fund, the Subsidiary and the underlying ETFs of any profit potential or force the Fund, the Subsidiary and the underlying ETFs to cover their commitments for resale, if any, at the then market price and could result in a loss to the Fund, the Subsidiary or the underlying ETFs.

It may not be possible for the Fund, the Subsidiary or the underlying ETFs to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund, the Subsidiary or the underlying ETFs are not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective non-U.S. currency hedging.  The cost to the Fund, the Subsidiary or the underlying ETFs of engaging in non-U.S. currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing.  Since transactions in non-U.S. currency exchanges usually are conducted on a principal basis, no fees or commissions are involved.

Risks and Special Considerations Concerning Derivatives.  Derivatives are volatile and involve significant risks, including:

•	Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged (or of a particular market or security to which the Fund, the Subsidiary or the underlying ETFs seek exposure).  When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments.  This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

•
Credit Risk.  Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty (or reference entity in a credit default swap or similar derivative) to comply with the terms of a derivative instrument and honor its financial obligations.  The counterparty risk for exchange-traded derivatives is generally less than for privately negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance.  For privately negotiated instruments, there is no similar clearing agency guarantee.  In all transactions, the Fund, the Subsidiary or the underlying ETFs will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund, the Subsidiary or the underlying ETFs.

•	Currency Risk. Currency risk is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•
Index Risk.  If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund, the Subsidiary or the underlying ETFs could receive lower interest payments or experience a reduction in the value of the derivative to below what that Fund, the Subsidiary or an underlying ETF paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•
Legal Risk.  Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative.  While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff.  Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

•
Leverage Risk.  Leverage risk is the risk that the Fund, the Subsidiary or the underlying ETFs may be more volatile than if they had not been leveraged due to leverage’s tendency to exaggerate the effect of any increase or decrease in the value of the Fund’s, the Subsidiary’s or underlying ETFs’ portfolio securities.  The use of leverage may also cause the Fund or the Subsidiary to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•
Liquidity Risk.  Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value.  Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract.  OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.  The Fund, the Subsidiary or the underlying ETFs might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when they take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options).  If the Fund, the Subsidiary or the underlying ETFs are unable to close out their positions in such instruments, they might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out.  These requirements might impair the Fund’s, the Subsidiary’s or the underlying ETFs’ ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund or the Subsidiary sell a portfolio security at a disadvantageous time.  The Fund’s, the Subsidiary’s or the underlying ETFs’ ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position.  Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund, the Subsidiary or the underlying ETFs.

•
Market Risk.  Market risk is the risk that the value of the underlying assets may go up or down.  Adverse movements in the value of an underlying asset can expose the Fund, the Subsidiary or the underlying ETFs to losses.  Market risk is the primary risk associated with derivative transactions.  Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified.  The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities.  There can be no assurance that any particular strategy adopted will succeed.

•
Systemic or “Interconnection” Risk.  Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants.  In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction.  Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large, interconnected web of financial obligations.  This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

The Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.”  However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price.  It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund, the Subsidiary or the underlying ETFs to potential losses that exceed the amount originally invested by the Fund, the Subsidiary or the underlying ETFs.  When the Fund or the Subsidiary engages in such a transaction, the Fund or the Subsidiary will deposit in a segregated account liquid assets with a value at least equal to the Fund’s or the Subsidiary’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC).  Such segregation will ensure that the Fund or the Subsidiary has assets available to satisfy its obligations with respect to the transaction, but it will not limit the Fund’s or the Subsidiary’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.  Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk.  The absence of liquidity may make it difficult or impossible for the Fund, the Subsidiary or the underlying ETFs to sell such instruments promptly at an acceptable price.  The absence of liquidity may also make it more difficult for the Fund, the Subsidiary or the underlying ETFs to ascertain a market value for such instruments.  The Fund, the Subsidiary or the underlying ETFs will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instruments are purchased contains a formula price at which the instruments may be terminated or sold, or (ii) for which the Sub-Adviser anticipates the Fund, the Subsidiary or the underlying ETFs can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund, the Subsidiary or the underlying ETFs have unrealized gains in such instruments or have deposited collateral with the counterparty the Fund, the Subsidiary or the underlying ETFs are at risk that the counterparty will become bankrupt or otherwise fail to honor its obligations.  The Fund, the Subsidiary and the underlying ETFs will attempt to minimize these risks by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Fund, the Subsidiary and the underlying ETFs with a third-party guaranty or other credit enhancement.

CFTC Regulation and the Code.  Destra and WAM have each registered as a “commodity pool operator” with the Commodity Futures Trading Commission (the “CFTC”) and will comply with applicable requirements thereto.  WAM’s investment decisions may need to be modified, and commodity contract positions held by the Fund and/or any subsidiary may have to be liquidated at disadvantageous times or prices, to avoid exceeding position limits established by the CFTC, potentially subjecting the Fund to substantial losses.  The regulation of commodity transactions in the United States is a rapidly changing area of the law and is subject to ongoing modification by government, self-regulatory and judicial action.  The effect of any future regulatory change on the Fund is impossible to predict but could be substantial and adverse to the Fund.

Equity Securities

Equity securities include common stocks and other securities with equity characteristics.  Common stocks represent units of ownership in a company and typically have voting rights and earn dividends.  Dividends on common stocks are not fixed but are declared at the discretion of a company’s board.  Equity securities may also include equity securities of investment companies and exchange-traded funds.

While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership.  Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations.  For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations.  Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices.  The value of a company’s stock may fall because of:

•	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;
•	Factors affecting an entire industry, such as increases in production costs; and
•	Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

The Fund, the Subsidiary or the underlying ETFs may invest in securities of issuers with small or medium market capitalizations, which may involve greater risk and price volatility than that customarily associated with investments in larger, more established companies.  This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth.  The securities of small and medium capitalization companies are often traded in the OTC market and might not be traded in volumes typical of securities traded on a national securities exchange.  Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Exchange Traded Notes

The Fund, the Subsidiary and the underlying ETFs may invest in ETNs.  ETNs are generally notes representing debt of the issuer, usually a financial institution.  ETNs combine aspects of both bonds and ETFs.  An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indices, minus fees and expenses.  Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market.  However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked, minus certain fees.  Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument.  An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument.  ETNs also incur certain expenses not incurred by their applicable reference instrument.  Some ETNs that use leverage can, at times, be relatively illiquid and thus, may be difficult to purchase or sell at a fair price.  Levered ETNs are subject to the same risk as other instruments that use leverage in any form.  While leverage allows for greater potential return, the potential for loss is also greater.  Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument.  The market value of ETN shares may differ from the value of the reference instrument.  This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s, the Subsidiary’s or the underlying ETFs’ right to redeem their investment in ETNs, which are generally meant to be held until maturity.  The Fund’s, the Subsidiary’s or the underlying ETFs’ decision to sell its ETN holdings may be limited by the availability of a secondary market.  An investor in an ETN could lose some or all of the amount invested.

Illiquid or Restricted Securities

The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid.  Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable, more liquid security.  Illiquid securities may trade at a discount from comparable, more liquid investments.  Investment of the Fund’s, the Subsidiary’s or the underlying ETFs’ assets in illiquid securities may restrict the ability of the Fund, the Subsidiary or the underlying ETFs to dispose of their investments in a timely fashion and for a fair price as well as their ability to take advantage of market opportunities.  The risks associated with illiquidity will be particularly acute where the Fund’s, the Subsidiary’s or the underlying ETFs’ operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund, the Subsidiary or the underlying ETFs borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

The Fund, the Subsidiary or the underlying ETFs may invest in securities that are not registered under the Securities Act (“restricted securities”).  Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets.  In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale.  As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities.  To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund, the Subsidiary or the underlying ETFs or less than their fair market value.  In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.  If any privately placed securities held by the Fund, the Subsidiary or the underlying ETFs are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund, the Subsidiary or the underlying ETFs may be required to bear the expenses of registration.  Certain of the Fund’s, the Subsidiary’s or the underlying ETFs’ investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks.  These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.  In making investments in such securities, the Fund, the Subsidiary or the underlying ETFs may obtain access to material nonpublic information, which may restrict the Fund’s, the Subsidiary’s or the underlying ETFs’ ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex and trade only among institutions, and the markets for these securities are still developing and may not function as efficiently as established markets.  Owning a large percentage of restricted or illiquid securities could hamper the Fund’s, the Subsidiary’s or the underlying ETFs’ ability to raise cash to meet redemptions.  Also, because there may not be an established market price for these securities, the Fund, the Subsidiary or the underlying ETFs may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund, the Subsidiary or the underlying ETFs) may have a subjective element.  Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities.  Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the Fund, the Subsidiary or the underlying ETFs decide to sell the security and the time they are actually permitted to sell the security under an effective registration statement.  If, during such period, adverse market conditions were to develop, the Fund, the Subsidiary or the underlying ETFs might obtain less favorable pricing terms than when they decided to sell the security.

Inflation Risk

Like all open-end funds, the Fund and the underlying ETFs are subject to inflation risk.  Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money.  As inflation increases, the present value of the Fund’s, the Subsidiary’s and the underlying ETFs’ assets can decline as can the value of the Fund’s, the Subsidiary’s and the underlying ETFs’ distributions.

Investment Companies and Pooled Investment Vehicles

The Fund and the Subsidiary may invest in other pooled investment vehicles, including ETFs.  As shareholders in a pooled investment vehicle, the Fund and the Subsidiary will bear their ratable share of that vehicle’s expenses and would remain subject to payment of the Fund’s management fees with respect to assets so invested.  Shareholders would therefore be subject to duplicative expenses to the extent the Fund and the Subsidiary invest in other pooled investment vehicles.  In addition, the Fund and the Subsidiary will incur brokerage costs when purchasing and selling shares of ETFs.  Other pooled investment vehicles may be leveraged, and the net asset value and market value of their securities will therefore be more volatile and the yield to shareholders will tend to fluctuate more than the yield of unleveraged pooled investment vehicles.

In general, the 1940 Act provides that the mutual funds may not: (1) purchase more than 3% of an investment company’s outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the “5% Limit”); and (3) invest more than 10% of its assets in investment companies overall (the “10% Limit”), unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the SEC; and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.  In addition, Section 12(d)(1)(F) of the 1940 Act provides an exemption to allow the Fund to invest in other investment companies if (a) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (b) the Fund has not offered or sold, and is not proposing to offer or sell, any security issued by it through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1½%.  To invest in the underlying ETFs, the Fund intends to rely on the exemptive order granted to such underlying ETFs that permits the Fund to invest in them beyond the limits set forth in Section 12(d)(1).

Liquidity Management

As a temporary defensive measure, if the Sub-Adviser determines that market conditions warrant, the Fund and the Subsidiary may invest without limitation in high quality money market instruments.  The Fund and the Subsidiary may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests.  High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar-denominated obligations of non-U.S. issuers, bank obligations, including those of U.S. subsidiaries and branches of non-U.S. banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations.  Generally, such obligations will mature within one year from the date of settlement but may mature within two years from the date of settlement.

Money Market Obligations of Domestic Banks, Non-U.S. Banks and Non-U.S. Branches of U.S. Banks

The Fund, the Subsidiary or the underlying ETFs may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets.  Bank obligations include certificates of deposit (“CDs”), notes, bankers’ acceptances (“BAs”) and time deposits, including instruments issued or supported by the credit of U.S. or non-U.S. banks or savings institutions, domestic branches of non-U.S. banks and also non-U.S. branches of domestic banks having total assets at the time of purchase in excess of $1 billion.  These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation.  In particular, the Fund, the Subsidiary or the underlying ETFs may invest in:

(a)
U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including assets of domestic and non-U.S. branches of such banks);

(b)
high quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) ‘A-2’ or higher by S&P, ‘Prime-2’ or higher by Moody’s or ‘F-2’ or higher by Fitch, as well as high quality corporate bonds rated (at the time of purchase) ‘A’ or higher by those rating agencies;

(c)	unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by the Sub-Adviser;

(d)	asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

(e)	securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or authorities and related custodial receipts;

(f)	dollar-denominated securities issued or guaranteed by non-U.S. governments or their political subdivisions, agencies or authorities;

(g)	funding agreements issued by highly rated U.S. insurance companies;

(h)	securities issued or guaranteed by state or local governmental bodies;

(i)	repurchase agreements relating to the above instruments;

(j)
municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. government or one of its agencies or instrumentalities or which otherwise depend directly or indirectly on the credit of the United States;

(k)	fixed and variable rate notes and similar debt instruments rated ‘MIG-2,’ ‘VMIG-2’ or ‘Prime-2’ or higher by Moody’s, ‘SP-2’ or ‘A-2’ or higher by S&P, or ‘F-2’ or higher by Fitch;

(l)	tax-exempt commercial paper and similar debt instruments rated ‘Prime-2’ or higher by Moody’s, ‘A-2’ or higher by S&P, or ‘F-2’ or higher by Fitch;

(m)	municipal bonds rated ‘A’ or higher by Moody’s, S&P or Fitch;

(n)	unrated notes, paper or other instruments that are of quality comparable to the instruments described above, as determined by the Sub-Adviser under guidelines established by the Board; and

(o)
municipal bonds and notes that are guaranteed as to principal and interest by the U.S. government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

To the extent consistent with their investment objectives, the Fund, the Subsidiary and the underlying ETFs may invest in debt obligations of domestic or non-U.S. corporations and banks and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a non-U.S. issuer.

Non-Diversification Risk

The Fund is classified as “non-diversified” under the 1940 Act.  As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Code.  The Fund may invest a relatively high percentage of its assets in a limited number of issuers.  As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, may experience increased volatility and may be highly concentrated in certain issuers.

Non-U.S. Investments

The Fund, the Subsidiary or the underlying ETFs may invest in non-U.S. securities, including securities from issuers located in emerging market countries.  These securities may be denominated in U.S. dollars or in a non-U.S. currency.  Securities issued by certain companies organized outside the United States may not be deemed to be non-U.S. securities (but rather deemed to be U.S. securities) if the company’s principal operations are conducted from the United States, the company’s equity securities trade principally on a U.S. stock exchange or the company does a substantial amount of business in the United States.

In addition to equity securities, non-U.S. investments of the Fund, the Subsidiary or the underlying ETFs may include: (a) debt obligations issued or guaranteed by non-U.S. sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a non-U.S. state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of non-U.S. banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in non-U.S. currencies; (e) debt obligations denominated in the Euro; and (f) non-U.S. corporate debt securities and commercial paper.  Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Dividends or interest on, or proceeds from the sale of, non-U.S. securities may be subject to foreign withholding taxes.

Non-U.S. Market Risk.  Funds or ETFs that may invest in non-U.S. securities offer the potential for more diversification than funds that invest only in the United States because securities traded on non-U.S. markets have often (though not always) performed differently from securities traded in the United States.  However, such investments often involve risks not typically associated with investments in securities of companies organized and operated in the United States that can increase the chances that the Fund, the Subsidiary or the underlying ETFs will lose money.  In particular, the Fund, the Subsidiary and the underlying ETFs are subject to the risk that, because there are generally fewer investors on non-U.S. exchanges and a smaller number of shares traded each day, it may be difficult for the Fund, the Subsidiary or the underlying ETFs to buy and sell securities on those exchanges.  In addition, prices of non-U.S. securities may fluctuate more than prices of securities traded in the United States.  Investments in non-U.S. markets may also be adversely affected by governmental actions such as the imposition of punitive taxes.  In addition, the governments of certain countries may prohibit or impose substantial restrictions on non-U.S. investment in their capital markets or in certain industries.  Any of these actions could severely affect security prices, impair the Fund’s, the Subsidiary’s or the underlying ETFs’ ability to purchase or sell non-U.S. securities or transfer the Fund’s, the Subsidiary’s or the underlying ETFs’ assets or income back into the United States, or otherwise adversely affect the Fund’s, the Subsidiary’s or the underlying ETFs’ operations.  Other potential non-U.S. market risks include exchange controls, difficulties in pricing securities, defaults on non-U.S. government securities, difficulties in enforcing favorable legal judgments in non-U.S. courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations.  Legal remedies available to investors in certain non-U.S. countries may be less extensive than those available to investors in the United States or other foreign countries.  In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund’s, the Subsidiary’s or the underlying ETFs’ operations.  Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States.  This reduces the amount the Fund, the Subsidiary or the underlying ETFs can earn on their investments.  The expense ratios of the Fund, the Subsidiary and the underlying ETFs investing significantly in non-U.S. securities can be expected to be higher than those of investment funds investing primarily in domestic securities.  The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of non-U.S. securities, higher commissions paid on comparable transactions on non-U.S. markets and additional costs arising from delays in settlements of transactions involving non-U.S. securities.

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment.  The 1940 Act restricts the Fund’s and the underlying ETFs’ investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder.  These provisions may restrict the Fund’s, the Subsidiary’s and the underlying ETFs’ investments in certain non-U.S. banks and other financial institutions.

Non-U.S. Economy Risk.  The economies of certain non-U.S. markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.  Certain such economies may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

Currency Risk and Exchange Risk.  Because non-U.S. securities generally are denominated and pay dividends or interest in non-U.S. currencies, the value of the Fund that invests in non-U.S. securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.  Generally, when the U.S. dollar rises in value against a non-U.S. currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars.  Conversely, when the U.S. dollar decreases in value against a non-U.S. currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.  This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors, while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards.  Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States.  Some countries may not have laws to protect investors comparable to the U.S. securities laws.  For example, some foreign countries may have no laws or rules against insider trading.  Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company.  Accounting standards in other countries are not necessarily the same as in the United States.  If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for management of the Fund, the Subsidiary or the underlying ETFs to completely and accurately determine a company’s financial condition.  In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on non-U.S. investments by U.S. investors such as the Fund, the Subsidiary or the underlying ETFs.  If such restrictions should be reinstituted, it might become necessary for the Fund, the Subsidiary or the underlying ETFs to invest all or substantially all of their assets in U.S. securities.

Certain Risks of Holding Fund Assets Outside the United States.  The Fund and the Subsidiary generally hold their non-U.S. securities in non-U.S. banks and securities depositories.  Some non-U.S. banks and securities depositories may be recently organized or new to the non-U.S. custody business.  In addition, there may be limited or no regulatory oversight over their operations.  Also, the laws of certain countries may put limits on the Fund’s, the Subsidiary’s or the underlying ETFs’ ability to recover their assets if a non-U.S. bank or depository or issuer of a security or any of their agents goes bankrupt.  In addition, it is often more expensive for the Fund, the Subsidiary or the underlying ETFs to buy, sell and hold securities in certain non-U.S. markets than in the United States.  The increased expense of investing in non-U.S. markets reduces the amount the Fund, the Subsidiary or the underlying ETFs can earn on their investments and typically results in a higher operating expense ratio for the Fund, the Subsidiary or the underlying ETFs as compared to investment companies that invest only in the United States.

Publicly Available Information.  In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies.  Most non-U.S. companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States.  While the volume of transactions effected on non-U.S. stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange.  Accordingly, the Fund’s, the Subsidiary’s or the underlying ETFs’ non-U.S. investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.

Settlement Risk.  Settlement and clearance procedures in certain non-U.S. markets differ significantly from those in the United States.  Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments.  Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement.  Settlements in certain foreign countries at times have not kept pace with the number of securities transactions.  These problems may make it difficult for the Fund, the Subsidiary or the underlying ETFs to carry out transactions.  If the Fund, the Subsidiary or the underlying ETFs cannot settle or are delayed in settling a purchase of securities, they may miss attractive investment opportunities and certain of their assets may be uninvested with no return earned thereon for some period.  If the Fund, the Subsidiary or the underlying ETFs cannot settle or are delayed in settling a sale of securities, they may lose money if the value of the security then declines or, if the Fund, the Subsidiary or the underlying ETFs have contracted to sell the security to another party, they could be liable to that party for any losses incurred.

Portfolio Turnover Rates

The Fund’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Sub-Adviser believes investment considerations warrant such sale or purchase.  Portfolio turnover may vary greatly from year to year as well as within a particular year.  High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer markups and other transaction costs on the sale of the securities and reinvestment in other securities.  The sale of the Fund’s securities may result in the recognition of capital gain or loss.  Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss.  These effects of higher than normal portfolio turnover may adversely affect the Fund’s performance.

Preferred Stock

The Fund, the Subsidiary or the underlying ETFs may invest in preferred stocks.  Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Investment Trusts (“REITs”)

In pursuing its investment strategy, the Fund, the Subsidiary or the underlying ETFs may invest in shares of REITs.  REITs possess certain risks that differ from those of an investment in common stocks.  REITs are financial vehicles that pool investors’ capital to purchase or finance real estate.  REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.

REITs are subject to management fees and other expenses, and so the Fund, the Subsidiary or the underlying ETF that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.  There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents.  Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments.  Hybrid REITs hold both ownership and mortgage interests in real estate.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; the ability of the owners to provide adequate management, maintenance and insurance; the cost of complying with the Americans with Disabilities Act; increased competition from new properties; the impact of present or future environmental legislation and compliance with environmental laws; failing to maintain their exemptions from registration under the 1940 Act; changes in real estate taxes and other operating expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the issuers of the REITs.  In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.  As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares.  Generally, dividends received by the Fund from REIT shares and distributed to the Fund’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Fund that shareholders of the Fund receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

REITs (especially mortgage REITs) are also subject to interest rate risk.  Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT.  Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s REIT investments to decline.  During periods when interest rates are declining, mortgages are often refinanced.  Refinancing may reduce the yield on investments in mortgage REITs.  In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies.  REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities.  Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index.  The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT.  A REIT may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments.  REITs may incur significant amounts of leverage.

Real Estate Related Securities

Although the Fund may not invest directly in real estate, the Fund, the Subsidiary or the underlying ETFs may invest in equity securities of issuers that are principally engaged in the real estate industry.  Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general.  These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the cleanup of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates.  To the extent that assets underlying the Fund’s, the Subsidiary’s or underlying ETFs’ investments are concentrated geographically, by property type or in certain other respects, the Fund, the Subsidiary or the underlying ETFs may be subject to certain of the foregoing risks to a greater extent.  Investments by the Fund, the Subsidiary or the underlying ETFs in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

In addition, if the Fund, the Subsidiary or the underlying ETFs receive rental income or income from the disposition of real property acquired as a result of a default on securities the Fund, the Subsidiary or the underlying ETFs own, the receipt of such income may adversely affect the Fund’s, the Subsidiary’s or the underlying ETFs’ ability to retain their tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.

Short Sales

The Fund, the Subsidiary or the underlying ETFs may make short sales of securities as a hedge against potential declines in value of a portfolio security.  When the Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale.  The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over to the lender of the securities any payments received on such borrowed securities.

Temporary Defensive Position

While assuming a temporary defensive position, the Fund, the Subsidiary or the underlying ETFs may invest in cash or cash-equivalent short-term investment-grade obligations, including obligations of the U.S. government, its agencies and instrumentalities; corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits and bankers’ acceptances; asset-backed securities; and repurchase agreements involving the foregoing obligations.  Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities.  There is generally less publicly available information about non-U.S. issuers, and there may be less governmental regulation and supervision of non-U.S. stock exchanges, brokers and listed companies.  Non-U.S. issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on non-U.S. investments.  In addition, not all foreign branches of U.S. banks are supervised or examined by regulatory authorities as are U.S. banks, and such branches may not be subject to reserve requirements.

U.S. Government Obligations

The Fund, the Subsidiary or the underlying ETFs may purchase obligations issued or guaranteed by the U.S. government and U.S. government agencies and instrumentalities.  Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury.  Others are supported by the right of the issuer to borrow from the U.S. Treasury; still others are supported only by the credit of the agency or instrumentality issuing the obligation.  No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.  Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts (“TIGRs”) and certificates of accrual on Treasury certificates (“CATs”)).  These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or future principal payments on U.S. government obligations.  These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Examples of the types of U.S. government obligations that may be held by the Fund, the Subsidiary or the underlying ETFs include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Ginnie Mae, Fannie Mae, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority and Washington D.C. Armory Board.  The Fund, the Subsidiary or the underlying ETFs may also invest in mortgage-related securities issued or guaranteed by U.S. government agencies and instrumentalities, including such instruments as obligations of Ginnie Mae, Fannie Mae and Freddie Mac.

U.S. Treasury Obligations.  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.  Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government.  No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Management

The management of the Trust, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board of Trustees.  The Trust has four trustees, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and three of whom are not interested persons (referred to herein as “Independent Trustees”).  None of the Independent Trustees has ever been a trustee, director or employee of, or consultant to, Destra Capital Advisors LLC or its affiliates.  The names, business addresses and years of birth of the trustees and executive officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.  The trustees of the Trust are trustees of three Destra-sponsored open-end funds (the “Destra Funds”)

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee over the Last Five Years

Independent Trustees:
John S. Emrich, CFA One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1967	Trustee	Term—Indefinite Length of Service—Since 2014	Private Investor, January 2011 to present; Co-Founder and Portfolio Manager, Ironworks Capital Management (an investment adviser), April 2005 to December 2010; Member and Manager, Iroquois Valley Farms LLC, June 2012 to present	4	Meridian Fund, Inc. (four portfolios)
Michael S. Erickson One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1952	Trustee	Term—Indefinite Length of Service—Since 2014	Private Investor, August 2007 to present; Trustee and Treasurer, The Marin School, September 2005 to June 2008	4	Meridian Fund, Inc. (four portfolios)
James Bernard Glavin One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1935	Trustee	Term—Indefinite Length of Service—Since 2014	Retired; previously Chairman of the Board, Orchestra Therapeutics, Inc.	4	Meridian Fund, Inc. (four portfolios)
Interested Trustee:
Nicholas Dalmaso* One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1965	Trustee, Chairman of the Board	Term—Indefinite Length of Service—Since 2010	Co-Chairman, General Counsel and Chief Operating Officer of Destra Capital Management LLC, 2010 to 2014; President, Chief Operating Officer and General Counsel, Destra Capital Advisors LLC, 2010 to 2014; President, Chief Operating Officer and General Counsel, Destra Capital Investments LLC, 2010 to 2014; Chief Executive Officer, Destra Investment Trust and Destra Investment Trust II, 2010 to 2014	4	None
_________
Each trustee serves for the lifetime of the Trust until removal, resignation or retirement and his or her successor is elected.
*Mr. Dalmaso is an “interested person” of the Trust, as defined in the 1940 Act, by reason of his positions with the Destra Funds.

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years

Officers of the Trust:

Dominic Martellaro One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1961	President and Chief Executive Officer	Term—Indefinite Length of Service—Since 2015
Chief Executive Officer and Registered Salesperson of Destra Capital Advisors, LLC; Chief Executive Officer and Registered Salesperson of Destra Capital Investments LLC; Member, Destra Capital Management LLC

Rick Grove One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1968	Chief Compliance Officer	Term—Indefinite Length of Service—Since 2014	Chief Operating Officer and Chief Compliance Officer, Arrowpoint Asset Management, LLC; Vice President, Secretary and Chief Compliance Officer, Meridian Fund, Inc.
Derek Mullins One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1973	Chief Financial Officer and Treasurer	Term—Indefinite Length of Service—Since 2014	Director of Operations, Arrowpoint Asset Management, LLC; Chief Financial Officer (Principal Financial Officer) and Treasurer, Meridian Fund, Inc.
Justin Pfaff One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1981	Secretary	Term—Indefinite Length of Service—Since 2014	Managing Director, Destra Capital Management LLC and Destra Capital Investments LLC; Vice President, Guggenheim Investments

Board Leadership Structure and Risk Oversight

The Board of Trustees oversees the operations and management of the Destra Funds, including the duties performed for the Destra Funds by Destra, the investment adviser.  None of the trustees who are not “interested persons” of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, Destra, Destra Capital Investments LLC, Destra Capital Management LLC or their affiliates.  In addition, the officers of the Trust hold the same positions with the other Destra Funds as they hold with the Trust.

The management of the Fund, including general supervision of the duties performed for the Fund under the advisory agreement between the Trust, on behalf of the Fund, and the Adviser, is the responsibility of the Board of Trustees.  The Board of Trustees sets broad policies for the Fund, chooses the Trust’s officers and hires the Fund’s investment adviser, sub-adviser and other service providers.  The officers of the Trust manage the day-to-day operations and are responsible to the Trust’s Board.  The Trust’s Board is composed of three Independent Trustees and one Interested Trustee.  The Interested Trustee, Nicholas Dalmaso, serves as the Chairman of the Board of the Destra Funds.  Dominic Martellaro, serves as the President and Chief Executive Officer of the Destra Funds.

Annually, the Board will review its governance structure and the committee structures, their performance and functions and review any processes that would enhance Board governance over the Fund’s business.  The Board has determined that its leadership structure is appropriate based on the characteristics of the Destra Funds as a whole.  The Board considered electing a lead independent trustee but determined that at this time doing so would not be beneficial.

The Board has established three standing committees (as described below) and has delegated certain of its responsibilities to those committees.  The Board and its committees meet frequently throughout the year to oversee the Fund’s activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements and review Fund performance.  The Independent Trustees are represented by independent legal counsel at all Board and committee meetings.  Generally, the Board acts by majority vote of all the trustees, including a majority vote of the Independent Trustees if required by applicable law.

The three standing committees of the Destra Funds are the Nominating and Governance Committee, the Valuation Committee and the Audit Committee.  The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Trust’s Board of Trustees.  Messrs. Emrich, Erickson, Dalmaso and Glavin are members of the Nominating and Governance Committee.  If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders.  When a vacancy on the Board of Trustees of the Destra Funds occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund.  To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to Justin Pfaff, Secretary, at the Fund’s address, One North Wacker, 48th Floor, Chicago, Illinois 60606.  Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate.  If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and to counsel to the Independent Trustees.  Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination.

The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund.  Messrs. Emrich, Erickson, Dalmaso and Glavin are members of the Valuation Committee.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval).  Messrs. Emrich, Erickson, Dalmaso and Glavin serve on the Audit Committee.

As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund.  The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks.  Oversight of investment and compliance risk, including oversight of any sub-advisers, is performed primarily at the Board level in conjunction with Destra’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”).  Oversight of other risks also occurs at the committee level.  Destra’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance, as well as information related to sub-advisers and their operations and processes.  The Board reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs.  The Audit Committee reviews with Destra the Fund’s major financial risk exposures and the steps Destra has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines.  The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.  The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund.  The Valuation Committee monitors valuation risk and compliance with the Fund’s Valuation Procedures and oversees the pricing agents and actions by Destra’s Pricing Committee with respect to the valuation of portfolio securities.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness and some risks are simply beyond the reasonable control of the Fund or Destra or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals.  As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of trustees.  The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations and other individual characteristics and traits in the aggregate.  Each trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from Destra, sub-advisers, underwriters or other service providers, including any affiliates of these entities.

For each current trustee each of the experiences, qualifications and attributes described in “Management” and described below have led to the conclusion, as of the date of this SAI, that each trustee should serve as a trustee.  References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John S. Emrich.  Mr. Emrich has significant experience in the investment management and financial services industry.  Mr. Emrich served as a financial analyst or portfolio manager for over 14 years for various investment advisory firms and currently serves as a director of Meridian Fund, Inc.  Prior to such positions he also performed business valuations and appraisal analyses at KPMG Peat Marwick, an accounting firm.

Michael S. Erickson.  Mr. Erickson has significant leadership and financial management experience, previously serving as Chairman of the Board and Chief Financial Officer of AeroAstro for nearly ten years, and as a Director on the Board of Directors of Decimal, Inc., an online IRA administration company.  Mr. Erickson also currently serves as a director of Meridian Fund, Inc.  He has served as a certified public accountant for Coopers & Lybrand, an accounting firm, and has served as Chief Financial Officer for several companies.  Mr. Erickson holds a Master of Business Administration degree from Stanford Graduate School of Business.

James Bernard Glavin.  Mr. Glavin provides the Board with strong management acumen as he has served as CEO and Chairman of Orchestra Therapeutics, Inc. (formerly known as Immune Response Corp.), a biopharmaceutical company, and as a board member for Althea Tech, a privately held biotechnology company.  Mr. Glavin also currently serves as a director of Meridian Fund, Inc.

Nicholas Dalmaso.  Mr. Dalmaso was the initial trustee of the Trust.  He has experience as General Counsel and Chief Administrative Officer at Claymore Securities, Inc.  His work experience in the mutual fund industry and educational background have prepared him to be a trustee.

The following compensation table provides information (including reimbursement for travel and out-of-pocket expenses) for the current fiscal year, including estimates for future payments that would be made during the remainder of the fiscal year.  The Trust has no retirement or pension plans.  The officers and trustee who is an “interested person” as designated above serve without any compensation from the Trust.  The Trust has no employees.  Its officers are compensated by Destra.

Name of Person, Position	Estimated Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits upon Retirement	Estimated Total Compensation from Destra Funds Paid to Trustees
John S. Emrich, Trustee	$24,000	$0	$0	$24,000
Michael S. Erickson, Trustee	$24,000	$0	$0	$24,000
James Bernard Glavin, Trustee	$24,000	$0	$0	$24,000
Nicholas Dalmaso, Trustee	$24,000	$0	$0	$24,000

The Independent Trustees shall be paid $4,500 per series as annual compensation for serving as an Independent Trustee of the Trust and $500 for attendance at each Nominating and Governance Committee meeting and Audit Committee meeting.  It is anticipated that the Nominating and Governance Committee will meet once and the Audit Committee will meet twice during the calendar year.  Therefore, the Trust expects to compensate the trustees a total of $6,000 per series for the calendar year.  In addition, the Independent Trustees are reimbursed by the Trust for expenses incurred as a result of their attendance at meetings of the trustees or any committees of the Board.  The Board has determined that because of Mr. Dalmaso’s prior experience with the Trust, as well as his extensive knowledge of and work in the registered investment management industry, Mr. Dalmaso would receive compensation while serving as an Interested Trustee.  In addition to the duties of an Interested Trustee, Mr. Dalmaso serves as a consultant to the Board.

The Trust does not have a retirement or pension plan.

Share Ownership

As of October 6, 2015, the dollar range of equity securities beneficially owned by the trustees is provided in the following table:
Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
John S. Emrich	None	None
Michael S. Erickson	None	None
James Bernard Glavin	None	None
Nicholas Dalmaso	None	Over $100,000

* Because the Fund is newly created, no trustee owned shares of the Fund as of October 6, 2015.

As of October 6, 2015, none of the Independent Trustees or their immediate family members owned, beneficially or of record, any securities in (i) an investment adviser or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Control Persons and Principal Shareholders

A control person is a shareholder that (1) beneficially owns, directly or through controlled companies, more than 25% of the voting securities of a company, (2) acknowledges or asserts the existence of control, or (3) has a final adjudication under section 2(a)(9) of the 1940 Act that control exists.  A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any class of the Fund.  Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.  Any control person of a class, as noted below, may be able to significantly influence the outcome of any item presented to shareholders for approval.

On or about October 7, 2015, it is anticipated that Wolverine will own substantially all of the shares of the Fund and, accordingly, will control the Fund.  A party that controls the Fund may be able to significantly influence the outcome of any item presented to shareholders for approval.

As of October 6, 2015, the officers and trustees of the Fund, in the aggregate, owned less than 1% of the equity securities of the Fund.

Investment Adviser and Sub-Adviser

Investment Adviser

Destra Capital Advisors LLC (“Destra”) is the investment adviser of the Fund, with responsibility for the overall management of the Fund.  It is also responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund.  Destra, One North Wacker, 48th Floor, Chicago, Illinois 60606, is a Delaware limited liability company and is a wholly owned subsidiary of Destra Capital Management LLC, a holding company.  It is an affiliate of Destra Capital Investments LLC, the principal underwriter of the Fund’s shares.  Destra Capital Investments LLC is also located at One North Wacker, 48th Floor, Chicago, Illinois 60606.

For the management services provided by Destra, the Fund has agreed to pay a monthly fee in an annual amount equal to 1.20% of the Fund’s daily net assets.  Destra has agreed to contractually waive its management fee and/or assume the other expenses in order to limit the total annual fund operating expenses of the Fund to certain limits until at least February 1, 2022.

The Fund, Destra and other related entities have adopted codes of ethics that significantly restrict Destra Funds personnel with access to non public portfolio information from certain personal investment transactions.  These codes of ethics contain policies restricting securities trading in personal accounts of the officers, trustees and others who normally come into possession of information on portfolio transactions.  These codes of ethics are on public file with, and are available from, the SEC.  Destra Capital Investments LLC, the principal underwriter of the Fund, has adopted a code of ethics that permits personnel to acquire shares of the Fund pursuant to Item 17(e) of Form N-1A.

Sub-Adviser

Destra has selected Wolverine Asset Management, LLC (“WAM” or the “Sub-Adviser”), 175 West Jackson Blvd, Suite 340, Chicago, Illinois 60604, as sub-adviser to manage the investment portfolio of the Fund and the Subsidiary.  For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the “Management Fee”) equal to: (i) 100% of the advisory fee paid to the Adviser for its services to the Fund for the first $50 million of assets in the Fund; (ii) 75% of the advisory fee paid to the Adviser for its services to the Fund for assets in the Fund in excess of $50 million up to $150 million; and (iii) 50% of the advisory fee paid to the Adviser for its services to the Fund for assets in excess of $150 million.  The Management Fee shall be net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Fund.

Portfolio Managers

The following paragraphs provide certain information with respect to the portfolio managers of the Fund and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand.

Andrew Sujdak and Kip Meyer serve as the Fund’s portfolio managers and share responsibilities for the day-to-day management of the Fund’s investment portfolio.

The table below illustrates other accounts where each of the above-mentioned two portfolio managers has significant day-to-day management responsibilities as of September 30, 2015.

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*	Number of Accounts with Performance- Based Fees	Assets of Accounts with Performance- Based Fees
Andrew Sujdak	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	1	~$1.6 billion	1	~$1.6 billion
	Other Accounts	0	0	0	0
Kip Meyer	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	1	~$1.6 billion	1	~$1.6 billion
	Other Accounts	0	0	0	0

* Total assets reflect accounts managed jointly as part of a team.

           Conflicts of Interest.  In addition to the Fund, the portfolio managers jointly manage accounts for and other individual and institutional clients.

           As a result, potential conflicts of interest may arise as follows:

•
Allocation of Limited Time and Attention.  The portfolio managers may devote unequal time and attention to the management of all accounts.  As a result, the portfolio managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote substantially more attention to the management of one account.

•
Allocation of Limited Investment Opportunities.  If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among other accounts.

•
Pursuit of Differing Strategies.  At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some accounts or may decide that certain of these accounts should take differing positions (i.e., may buy or sell the particular security at different times or the same time or in differing amounts) with respect to a particular security.  In these cases, the portfolio managers may place separate transactions for one or more accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

•
Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio managers differ among accounts.  While WAM only charges fees based on assets under management for the Fund, and while it strives to maintain uniform fee schedules, it does have different fee schedules based on the differing advisory services required by some accounts, including performance-based compensation.  Consequently, though the differences in such fee rates are slight, the portfolio managers may be motivated to favor certain accounts over others.  In addition, the desire to maintain assets under management or to derive other rewards, financial or otherwise, could influence the portfolio managers in affording preferential treatment to those accounts that could most significantly benefit WAM.

WAM and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Sub-Adviser and its staff members.  However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation of the Portfolio Managers.  Portfolio managers are compensated by WAM.  Certain portions of the portfolio managers’ compensation may be related to the performance of certain accounts managed by the portfolio managers, which have investment strategies that are similar to the Fund’s investment strategies.  However, WAM manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures and with a policy to treat each client equitably.

Ownership of Securities.  As of October 6, the portfolio managers beneficially owned the following dollar range of equity securities of the Fund.

Portfolio Manager	Destra Wolverine Alternative Opportunities Fund
Andrew Sujdak	$0
Kip Meyer	$0

Proxy Voting Policies

The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

The Board of Trustees is responsible for oversight of the Fund’s proxy voting process.  The Board has delegated day-to-day proxy voting responsibility to Destra, who utilizes Glass, Lewis & Co.  Glass, Lewis & Co.’s Proxy Voting Policies and Procedures are set forth in Appendix A.

Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available upon request and without charge on the Fund’s website at http://destracapital.com, by calling (877) 287-9646 or by accessing the SEC’s website at http://www.sec.gov.

Administrator

The Bank of New York Mellon (“BNYM”) serves as administrator pursuant to a Fund Administration and Accounting Agreement between the Trust and BNYM, dated November 1, 2010.  BNYM, located at 101 Barclay Street, 13E, New York, New York 10286, provides administrative services and valuation and computation services.

Portfolio Transactions

The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities and the allocation of portfolio brokerage and principal business.  It is the policy of the Sub-Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the adviser and its advisees.  The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.  Purchases may be made from underwriters, dealers and, on occasion, the issuers.  Commissions will be paid on the Fund’s futures and options transactions, if any.  The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads.  The Fund may pay markups on principal transactions.  In selecting broker-dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.  Brokerage will not be allocated based on the sale of the Fund’s shares.

The Sub-Adviser will place brokerage for the Fund through an affiliate of the Sub-Adviser, provided that such brokerage is undertaken in compliance with applicable law.  The Sub-Adviser’s fees under the Sub-Advisory Agreement will not be reduced by reason of any commissions, fees or other remuneration received by an affiliate of the Sub-Adviser from the Fund for brokerage services.

Section 28(e) of the Securities Exchange Act of 1934 permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting the transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction.  Brokerage and research services include, but are not limited to, (a) furnishing advice as to the value of securities; the advisability of investing, purchasing or selling securities; and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In light of the above, in selecting brokers, the portfolio managers consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility.  Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the portfolio managers determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Sub-Adviser or the Fund.  The Sub-Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund.  The Investment Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by the Fund unless the Sub-Adviser determines in good faith that the amount is reasonable in relation to the services provided.  The investment advisory fees paid by the Fund to Destra under the Investment Management Agreement and the sub-advisory fees paid by Destra to the Sub-Adviser under the Sub-Advisory Agreement are not reduced as a result of receipt by either Destra or the Sub-Adviser of research services.

The Sub-Adviser places portfolio transactions for other advisory accounts managed by it.  Research services furnished by firms through which the Fund effects its securities transactions may be used by the Sub-Adviser in servicing all of its accounts; not all of such services may be used by the Sub-Adviser in connection with the Fund.  The Sub-Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it.  Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary.  However, the Sub-Adviser believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.  The Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account.  In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund.  In making such allocations between the Fund and other advisory accounts, the main factors considered by the Sub-Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

Payments to financial intermediaries based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.”  Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions or exchanges.  The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Destra Funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge.  Destra and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Destra’s marketing efforts, access to sales personnel and the anticipated profitability of sales through the institutional relationship.  These factors may change from time to time.

Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Destra Capital Investments LLC is a member except under certain limited conditions set forth in Rule 10f-3.  The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue.  In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the Independent Trustees.

Net Asset Value

The Fund’s net asset value is determined as set forth in the Fund’s Prospectus under “Shareholder Information — Valuation of Shares.”

Purchases

Shares of the Fund can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms.  Shares or classes of the Fund may be purchased without upfront sales charges by certain retirement plans and clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers’ advice, which are on top of the Fund’s expenses.  Certain shares or classes of the Fund may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund “supermarket” programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional.

Certain designated organizations are authorized to receive purchase orders on the Fund’s behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders.  Purchase orders are deemed received by the Fund when authorized organizations or their agents or affiliates receive the orders, provided that such designated organizations or their agents or affiliates transmit the orders to the Fund within contractually specified periods.  The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.  In order to receive a day’s price, your order for any class of shares must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value.”  Your financial intermediary may charge you a separate or additional fee for processing purchases of shares.  Your financial intermediary, your plan documents or the Fund’s Prospectus will provide you with detailed information about investing in the Fund.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) directors’ fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

The Fund anticipates that the operating expenses for the Class P shares will be in excess of the operating expenses for the other share classes due to the services provided to the Class P shares that are not provided to the other share classes.  Accordingly, the Fund may pay up to 0.25% of net assets in an annual administrative fee for Class P shares for certain administrative services or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund.

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Ofƒfice of Foreign Asset Control, and performing a review of all new account applications.  The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

The Fund does not issue share certificates.  Shares will be registered in the name of the investor or the investor’s financial adviser.  A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor’s behalf.

Class A Shares

The price you pay for Class A shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good form your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table.  The Fund receives the NAV.  The sales charge is allocated between your financial intermediary and Destra Capital Investments LLC, the Fund’s distributor (the “Distributor”), as shown in the table, except where Destra Capital Investments LLC, in its discretion, allocates up to the entire amount to your financial intermediary.  Sales charges, as expressed as a percentage of offering price, as a percentage of your net investment and a percentage of the sales charge reallowed to financial intermediaries, are shown in the table.  The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares.  Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.  Although you pay no initial sales charge on purchases of $1,000,000 or more, Destra Capital Investments LLC may pay, from its own resources, a commission to your financial intermediary on such investments.

	Class A Shares Sales Charge as a Percentage of:
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	None(2)	None	None

1Offering Price includes the initial sales charge.
2     A contingent deferred sales charge of 1.00% may apply to Class A shares purchased without an initial sales charge if redeemed within 12 months of purchase.
3     Destra Capital Investments may pay financial intermediaries commissions on a single purchase of Class A shares by a single investor as follows:
•	1.00% on amounts from $1,000,000 to $4,000,000; plus
•	0.50% on amounts greater than $4,000,000 to $10,000,000; plus
•	0.25% on amounts over $10,000,000.
Destra Capital Investments retains all 12b-1 fees paid for the first 12 months pursuant to the Class A plan on any investment where an upfront 1.00% commission is paid in order to recoup prior expenses incurred with respect to the payment of such 1.00% commission.

Below is an example of the method of computing the offering price of Class A shares of the Fund.  The example assumes a purchase on August 12, 2015 of Class A shares of the Fund subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

Net asset value per share	$10.00
Per-share sales charge: 5.75% of public offering price (6.10% of net asset value per share)	$0.61
Per-share offering price to the public	$0.61

As described in the Prospectus, there are several ways you can combine multiple purchases of Class A shares of the Fund and other Destra Funds that are offered with a sales charge to take advantage of lower sales charges.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge

You may be able to lower or eliminate your sales charge on Class A shares under certain circumstances.  For example, when purchasing new Class A or Class C shares, you can combine

Class A shares and Class C shares you already own (either in the Fund or in certain other Destra Funds) with your current purchase to take advantage of the breakpoints in the sales charge schedule as set forth above.  The circumstances under which you may combine such ownership of shares and purchases are described below.  If you would like more information on aggregating shares to take advantage of the breakpoints, please contact your financial intermediary.

Class A shares of the Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Destra Capital Investments to sell Class A shares; (ii) directors, officers and employees of Destra Capital Management LLC, and their immediate family members, and its affiliates; and (iii) trustees and officers, and their immediate family members, of the Fund.  Immediate family members are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings.  Additionally, certain financial intermediaries have entered into an agreement with Destra Capital Investments that allows the waiver of the initial sales charge on purchases of Class A shares.  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint.  These other accounts may include the accounts described under “Aggregating Accounts.”  It is possible that your financial intermediary will require documentation, such as an account statement, to prove that the accounts are eligible for aggregation.  The Letter of Intent described below requires historical cost information in certain circumstances.  You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents or your financial intermediary may not retain this information.

Right of Accumulation.  You may purchase Class A shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all eligible shares (as set forth herein) and applying the sales charge applicable to such aggregate amount.  Shares eligible for aggregation include Class A shares of the Fund and of certain other classes (Class A shares and Class C shares) of Destra Funds then held by you, or held in accounts identified under “Aggregating Accounts.”  In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary, and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the right of accumulation to permit verification that the purchase qualifies for the reduced sales charge.  The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent. You can also reduce the sales charge on the purchase of Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares (including Class A shares in other series of the Destra Funds) over a 13-month period.  The term of the Letter of Intent will commence upon the date you sign the letter.  In order to apply purchases toward the intended amount, you must refer to such letter when placing all orders.

When calculating the applicable sales charge to a purchase pursuant to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent; minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent.  Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal.  A portion of shares purchased may be held in escrow to pay for any applicable sales charge.  If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.  Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts. In calculating the applicable breakpoint and sales charge on large purchases or those made through the exercise of a Letter of Intent or right of accumulation, investments made by you (and your spouse and children under age 21) on any given day may be aggregated if made for your own account(s) and/or certain other accounts such as trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased), solely controlled business accounts and single-participant retirement plans.  To receive a reduced sales charge under the right of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at destracapital.com and by following the appropriate hyperlinks to the specific information.

Class C Shares

Class C shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order form by the Fund or its authorized agent.

Destra Capital Investments LLC may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C shares purchased.  Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C shares.

Class P Shares and Class I Shares

Class P shares and Class I shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good form by the Fund or its authorized agent.  In addition, Class P shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution and/or other shareholder services to their clients.

Distribution and Shareholder Servicing Plans

Class A Shares

As described in the Prospectus, Class A shares have adopted a distribution and shareholder servicing plan (the “Class A Plan”) in accordance with Rule 12b-1 under the 1940 Act.  The Class A Plan is a compensation-type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class A shares of the Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A shares of the Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements and marketing materials related to Class A shares to prospective and existing investors; providing educational materials regarding Class A shares; providing facilities to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. (“FINRA”) Conduct Rules.  Payments under the Class A Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred.  Destra Capital Investments LLC, the Fund’s distributor, authorizes the payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers.

Class C Shares

As described in the Prospectus, Class C shares have adopted a distribution and shareholder servicing plan (the “Class C Plan”) in accordance with Rule 12b-1 under the 1940 Act.  The Class C Plan is a compensation-type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C shares of the Fund for activities that are primarily intended to result in the sale of Class C shares of the Fund.  In addition, the Class C Plan permits the payment of up to 0.25% of the average daily net assets of Class C shares of the Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules.  Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred.

Destra Capital Investments LLC is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C shares to recoup its expenses with respect to the payment of commissions on sales of Class C shares.  Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the thirteenth month following the purchase of Class C shares, although Destra Capital Investments LLC may, pursuant to a written agreement between Destra Capital Investments LLC and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the thirteenth month following the purchase of Class C shares.  However, certain financial intermediaries may elect to not receive the initial 1.00% commission, in which case Destra Capital Investments authorizes the payment of the monthly 12b-1 fees to such financial intermediary beginning on the first month following the purchase of Class C shares as such fees accrue.  The Class C shares for which a financial intermediary elects not to receive the initial 1.00% commission will not be subject to a CDSC.

Class P Shares

As described in the Prospectus, Class P shares have adopted a distribution and shareholder servicing plan (the “Class P Plan”) in accordance with Rule 12b-1 under the 1940 Act.  The Class P Plan is a compensation-type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class P shares of the Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class P shares of the Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements and marketing materials related to Class P shares to prospective and existing investors; providing educational materials regarding Class P shares; providing facilities to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class P shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules.  Payments under the Class P Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred.  Payments are made to Destra Capital Investments LLC, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers.

Renewal, Amendment and Termination

The Plans and any Rule 12b-1-related agreement that is entered into by the Fund in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the trustees, and of a majority of the trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (“12b-1 Trustees”).  With the exception of Destra Capital Investments LLC, and its affiliates, no “interested person” of the Fund, as that term is defined in the 1940 Act, and no trustee of the Fund has a direct or indirect financial interest in the operation of the Plans or any related agreement.  All material amendments to any Plan must be approved by a majority vote of the trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose.  In addition, any Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding shares of that class of that Fund or by vote of a majority of the 12b-1 Trustees.

Redemptions

Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms.  In certain circumstances, Class I shares may be redeemed directly with the Fund.  Certain designated organizations are authorized to receive redemption orders on the Fund’s behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders.  Redemption orders are deemed received by the Fund when authorized organizations or their agents or affiliates receive the order.  The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of the Fund, by delivery of securities selected from its assets at its discretion.  If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash.  The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days.  Additionally, the right to require the Fund to redeem its shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Class A Shares

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus.  Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A shares redeemed.

Class C Shares

A CDSC of 1.00% will be deducted with respect to Class C shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus.  Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C shares redeemed.

Class P Shares and Class I Shares

A redemption fee of 2.00% will be deducted from a shareholder’s redemption proceeds with respect to Class P shares and Class I shares of the Fund redeemed within 90 days of purchase, unless waived, as discussed in the Prospectus.

Processing or Service Fees

Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares.  Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI.  Consult your broker-dealer for specific information about any processing or service fees you may be charged.

Tax Matters

Federal Income Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund.  This section is current as of the date of this SAI.  Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers.  For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, broker/dealer or other investor with special circumstances.  In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund.  The Internal Revenue Service could disagree with any conclusions set forth in this section.  In addition, the Fund’s counsel was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be deposited in the Fund.  Consequently, these summaries may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.

Fund Status

The Fund intends to qualify as a “regulated investment company” under the federal tax laws.  If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Qualification as a Regulated Investment Company

As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below.  The Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.

In addition to satisfying the Distribution Requirement, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from (1) dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in “qualified publicly traded partnerships” (as such term is defined in the Code).  The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of the Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash, U.S. Government Securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. Government Securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code).  There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

Distributions

Fund distributions are generally taxable.  After the end of each year, you will receive a tax statement that separates the Fund’s distributions into two categories, ordinary income distributions and capital gains dividends.  Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates.  Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares.  Some capital gains dividends may be taxed at a maximum stated tax rate of 25% or 28%.  To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below.  In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be immediately taxable to you.  The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash.  The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any.  The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Income from the Fund may also be subject to a 3.8% “Medicare tax.”  This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

The Subsidiary’s transactions in futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses.  These rules could, therefore, affect the character, amount and timing of distributions to shareholders.  These provisions also (a) will require the Subsidiary to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.  However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

Sale or Redemption of Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss.  To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction.  Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges.  In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Capital Gains and Losses and Certain Ordinary Income Dividends

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets.  Capital gains may also be subject to the Medicare tax described above.  Some portion of your capital gains dividends may be taxed at a higher stated tax rate.  Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year.  Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less.  You must exclude the date you purchase your shares to determine your holding period.  However, if you receive a capital gains dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gains dividend received.  The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income.  The Code treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself.  The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

In-Kind Distributions

Under certain circumstances, as described in the Prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when the Fund terminates.  This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received.  The Internal Revenue Service could, however, assert that a loss could not be currently deducted.

Exchanges

If you exchange shares of your Fund for shares of another Destra Fund, the exchange would generally be considered a sale for federal income tax purposes.

Deductibility of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.  In some cases, however, you may be required to treat your portion of these Fund expenses as income.  In these cases you may be able to take a deduction for these expenses.  However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income.  Some individuals may also be subject to further limitations on the amount of their itemized deductions, depending on their income.

Foreign Tax Credit

If the Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing foreign taxes the Fund paid to other countries.  In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries.  You may be able to deduct or receive a tax credit for your share of these taxes.

Investments in Certain Non-U.S. Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders.  The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.  The Fund may be able to make an election that could ameliorate these adverse tax consequences.  In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income.  Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax.  Dividends paid by PFICs are not treated as qualified dividend income.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gains dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below.  However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gains dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.  Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.  Dispositions of shares by such persons may be subject to such withholding after December 31, 2016.

Federal Income Tax Treatment of Exchange-Listed Commodity Futures and Investments in the Subsidiary

The Subsidiary’s transactions in exchange-listed commodity futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Subsidiary (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Subsidiary and may defer Subsidiary losses.  Because the Subsidiary is a controlled foreign corporation for U.S. federal income tax purposes, this treatment of the Subsidiary’s income will affect the income the Fund must recognize.  These rules could, therefore, affect the character, amount and timing of distributions to shareholders.  These provisions also (a) will require the Subsidiary to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Subsidiary and the Fund to recognize income without the

Fund receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.

The Fund intends to treat any income it may derive from Commodities Instruments (other than derivatives described in Revenue Rulings 2006-1 and 2006-31) received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to “regulated investment companies” (“RICs”), based on a tax opinion received from Fund counsel that was based, in part, on numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may cite as precedent).  Shareholders and potential investors should be aware, however, that in July 2011 the Internal Revenue Service (“IRS”) suspended the issuance of such PLRs pending its re-examination of the policies underlying them, which was still ongoing at the date of this SAI.  If, at the end of that re-examination, the IRS changes its position with respect to the conclusions reached in those PLRs, then the Fund may be required to restructure its investments to satisfy the qualifying income requirement or it might cease to qualify as a RIC.

Frequent Trading

The Fund’s Frequent Trading Policy is as follows:

Frequent purchases and redemptions of Fund shares by Fund shareholders may present risks to other shareholders in the Fund.  These risks may include disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or Fund expenses.  Therefore, the Board needs to assess whether it is in the best interests of the Fund, overall, to limit individual shareholders’ rights to engage in frequent purchases and redemption of Fund shares.

The Fund was designed for long-term investors and is not designed for shareholders who engage in frequent purchases and redemption of Fund shares.  These Frequent Trading Policies and Procedures endeavor to detect and deter frequent trading that may be harmful to shareholders, and that is pursued for the purpose of attempting to profit from anticipated short-term market moves up or down (“market timing”).

(1)	General. The Fund discourages and has established policies and procedures designed to detect and deter frequent trading by investors that is believed to be engaged in for the purpose of market timing.

Shares of the Fund may be held through accounts held in the name of a financial intermediary.  These accounts may be comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Fund.  The Fund may not have access to information regarding trading activity by individual investors in such accounts and therefore may be unable to monitor individual investors for violations of the Fund’s policy.  The Fund or its agents will seek to have financial intermediaries either provide the necessary individual investor information to the Fund or monitor the trading activity of the individual investors to detect and deter market timing.

(2)
Restrictions on Purchases and Redemptions.  The Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor for any reason including excessive, short-term or other abusive trading practices that may disrupt portfolio management strategies and harm performance.  The Fund may, at Destra’s sole discretion, exercise these rights for any reason, including any trading believed to fall within the definition of market timing.

The Fund also reserves the right to delay delivery of redemption proceeds up to seven days or to honor certain redemptions with securities, rather than cash.

(3)
Redemption Fees.  For Class P and I shares, to deter market timing, the Fund imposes a redemption fee on shares redeemed (or exchanged) within 90 days of purchase.  The redemption fee is assessed on the value of the shares sold or exchanged and is retained by the Fund.  Destra reserves the right to waive the redemption fee on behalf of the Fund in accordance with policies approved by the Board of Trustees and disclosed in the Prospectus.  Any such waiver will be reviewed by the Fund’s Chief Compliance Officer (“CCO”) and reported to the Board at its next regularly scheduled meeting.

Destra may not have access to information regarding trading activity by individual investor activity in omnibus accounts and therefore may be unable to monitor individual investors for imposition of the redemption fee.  However, Destra will seek to have financial intermediaries monitor the trading activity of individual investors, assess the redemption fee and remit it to the Fund or have financial intermediaries provide the information on the trading activity of individual investors to the Fund.

(4)
Agreements.  The Fund, Destra or Destra Capital Investments LLC may not enter into any agreement, either explicit or implicit, with any Fund shareholder or other investor that would permit or facilitate market timing in the Fund.

The Fund directs Destra to establish specific procedures to detect and deter market timing in order to implement the foregoing policies.  Under those procedures, Destra shall establish procedures for (i) identifying and reviewing potentially harmful trading activity in direct and omnibus accounts, (ii) identifying transactions subject to sales charges or redemption fees and exceptions to those policies, and (iii) reporting potential issues and exceptions to the Fund’s CCO.  If Destra determines that frequent trading in any account is due to market timing, Destra, on behalf of the Fund, may reject the purchase or impose restrictions on future purchases or exchanges from that investor until such investor no longer engages in market timing.  Destra must document and maintain all records in connection with its procedures for six years.  Destra will advise the Board of any material changes to its procedures and will periodically report its activities pursuant to these Frequent Trading Policies and Procedures to the Trust’s CCO.  The Trust’s CCO will periodically report to the Board on the effectiveness of these Policies and Procedures.

Underwriter

Destra Capital Investments LLC, One North Wacker, 48th Floor, Chicago, IL 60606, a wholly owned subsidiary of Destra Capital Management LLC, serves as the principal underwriter of the shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust (the “Distribution Agreement”).  Pursuant to the Distribution Agreement, the Trust appointed Destra Capital Investments LLC to be its agent for the distribution of the Fund’s shares on a continuous offering basis.  The cash-compensation rate at which Destra Capital Investments LLC’s registered representatives are paid for sales of institutional products may differ based on a type of fund or a specific trust.  The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of the Fund, for which it receives a higher compensation rate.  You should consider these arrangements when evaluating any recommendations of your registered representative.

Destra Capital Investments LLC sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust for the Fund.  Pursuant to the Distribution Agreement, Destra Capital Investments LLC, at its own expense, finances certain activities incident to the sale and distribution of the Fund’s Shares, including the printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers.  Destra Capital Investments LLC receives for its services the excess, if any, of the sales price of the Fund’s Shares less the net asset value of those Shares, and remits a majority or all of such amounts to the Dealers who sold the Shares; Destra Capital Investments LLC may act as such a Dealer.  Destra Capital Investments LLC also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Shareholder Servicing Plans.”  Destra Capital Investments LLC receives CDSCs imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Destra Capital Investments LLC pursuant to the distribution plan.

Destra may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Shares.  Destra’s available resources to make these payments include profits from advisory fees received from the Fund.  The services Destra may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.

Disclosure of Portfolio Holdings

The Destra Funds have adopted a portfolio holdings disclosure policy that governs the dissemination of the Fund’s portfolio holdings and to ensure that the disclosure of information is in the best interests of the Fund Shareholders.  In accordance with this policy, the Fund may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Fund’s publicly accessible website, destracapital.com.  The Fund generally makes available top 10 portfolio holdings or issuer information on the Fund’s website monthly with an approximately 15-day lag.  The Fund generally makes available full portfolio holdings or issuer information on the Fund’s website monthly with an approximately 30-day lag.  Additionally, the Fund publishes on the website other portfolio characteristics monthly on an approximately 15-day lag.  This information will remain available on the website at least until the Fund files with the SEC its Forms N-CSR or Forms N-Q for the period that includes the date as of which the website information is current.

Additionally, the Fund may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Fund’s website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Fund as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading).  In this connection, the Fund may disclose on an ongoing, daily basis non-public portfolio holdings information in the normal course of its investment and administrative operations to various service providers, including its investment adviser and sub-adviser, independent registered public accounting firm (Grant Thornton LLP), custodian (The Bank of New York Mellon), and financial printer (Financial Graphic Service), to proxy voting service(s) and to legal counsel for the Fund (Chapman and Cutler LLP).

The Fund’s investment adviser and sub-adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities.  In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

Non-public portfolio holdings information may be provided to other persons if approved by the Fund’s Board of Trustees upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Fund and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Compliance officers of the Fund and its investment adviser and sub-adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Fund’s policy.  Reports are made to the Fund’s Board of Trustees on an annual basis.

There is no assurance that the Fund’s policies on portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

Other Service Providers

Grant Thornton LLP, 175 W. Jackson Blvd. #20, Chicago, Illinois 60604, independent registered public accounting firm, has been selected as auditors for the Trust.  In addition to audit services, Grant Thornton LLP may provide assistance on accounting and tax and related matters.

The custodian of the assets of the Fund is The Bank of New York Mellon, 2 Hanson Place, Brooklyn, New York 11217.  The custodian performs custodial, fund accounting and portfolio accounting services.

The Fund’s transfer, shareholder services and dividend paying agent is BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

General Trust Information

The Fund is a series of the Trust.  The Trust is an open-end management investment company under the 1940 Act.  The Trust was organized as a Massachusetts business trust on May 25, 2010.  The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares.  Currently, there are four series authorized and outstanding, each of which may be generally divided into different classes of shares designated as Class A shares, Class C shares, Class P shares and Class I shares.  Each class of shares represents an interest in the same portfolio of investments of the Fund.  Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares.  There are no conversion, preemptive or other subscription rights.  The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders.  Shareholders owning more than 10% of the outstanding shares of the Fund have the right to call a special meeting to remove trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations.  However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees.  The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations.  The Trust believes the likelihood of the occurrence of these circumstances is remote.

APPENDIX A

Proxy Voting Procedure

U.S. Guidelines

Election of Directors

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top.  Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term.  Glass Lewis believes that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Auditor Ratification

Glass Lewis generally supports management’s choice of auditor except when Glass Lewis believes the auditor’s independence or audit integrity has been compromised.  Where a board has not allowed shareholders to review and ratify an auditor, Glass Lewis typically recommends voting against the audit committee chairman.  When there have been material restatements of annual financial statements or material weakness in internal controls, Glass Lewis usually recommends voting against the entire audit committee.

Executive Compensation

Glass Lewis carefully reviews the compensation awarded to senior executives, as it believes that this is an important area in which the board’s priorities are revealed.  Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing.  Glass Lewis believes the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to base salary.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance.  When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation.  Glass Lewis recognizes performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth.  However, Glass Lewis believes companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, Glass Lewis believes that it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level.  Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders.  While Glass Lewis favors full disclosure for senior executives and it views pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, Glass Lewis does not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

Anti-Takeover Measures

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests.  They can reduce management accountability by substantially limiting opportunities for corporate takeovers.  Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.  Typically Glass Lewis recommends that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.  In certain circumstances, Glass Lewis will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what Glass Lewis believes to be a reasonable qualifying offer clause.

Compensation, Environmental, Social and Governance Shareholder Initiatives

Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation.  Glass Lewis feels strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process.  Rather, Glass Lewis believes shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability.  Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections.  However, Glass Lewis recognizes that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis.  Glass Lewis generally recommends supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards.  Glass Lewis generally recommends supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights.  In addition, Glass Lewis also generally recommends supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.

International Guidelines

Election of Directors

Boards are put in place to represent shareholders and protect their interests.  Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium-and long-term.  In Glass Lewis’s view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.

Financial Reporting

Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting.  Shareholder approval of such a proposal does not discharge the board or management.  Glass Lewis will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports.  However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of its report, Glass Lewis will recommend that shareholders abstain from voting on this proposal.

In many countries, companies must submit the allocation of income for shareholder approval.  Glass Lewis will generally recommend voting for such a proposal.  However, Glass Lewis will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation.

Glass Lewis generally supports management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where Glass Lewis believes the independence of an incumbent auditor or the integrity of the audit has been compromised.

Compensation

Glass Lewis closely reviews companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals.  In evaluating these proposals, which can be binding or non-binding depending on the country, Glass Lewis examines how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.

Governance Structure

Glass Lewis will evaluate proposed amendments to a company’s articles of association on a case-by-case basis.  Glass Lewis is opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits.  In such cases, Glass Lewis will analyze each change individually and will recommend voting for the proposal only when Glass Lewis believes that the amendments on balance are in the best interests of shareholders.

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders.  Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers.  Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.  In certain limited circumstances, Glass Lewis will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what it believes to be a reasonable ‘qualifying offer’ clause.

Environmental and Social Risk

Glass Lewis believes companies should actively evaluate risks to long-term shareholder value stemming from exposure to environmental and social risks and should incorporate this information into their overall business risk profile.  In addition, Glass Lewis believes companies should consider their exposure to changes in environmental or social regulation with respect to their operations as well as related legal and reputational risks.  Companies should disclose to shareholders both the nature and magnitude of such risks as well as steps they have taken or will take to mitigate those risks.

When Glass Lewis identifies situations where shareholder value is at risk, it may recommend voting in favor of a reasonable and well-targeted shareholder proposal if it believes supporting the proposal will promote disclosure of and/or mitigate significant risk exposure.  In limited cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, Glass Lewis will recommend shareholders vote against: (i) ratification of board and/or management acts; (ii) approving a company’s accounts and reports and/or; (iii) directors (in egregious cases).

Continental Europe Guidelines

Election of Directors

When companies disclose sufficient relevant information, Glass Lewis looks at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members.  The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.  Where the company does not disclose the names and backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence and performance, Glass Lewis will consider recommending abstaining on the directors’ election.

Financial Reporting

As a routine matter, shareholders in European companies are either asked to approve a company’s accounts and reports or to acknowledge receipt of the accounts and reports, which have already been approved by the board and management.  A company’s consolidated financial statements combine the activities of the company with the activities of its subsidiaries.  Some companies may seek separate approval of the consolidated and standalone accounts and reports.  Unless there are concerns about the integrity of the financial statements or reports, Glass Lewis will recommend voting for these proposals.  Glass Lewis will generally recommend voting for proposals seeking to acknowledge the receipt of a company’s accounts and reports provided they are available to shareholders.  However, in the event that the audited financial statements have not been made available, Glass Lewis does not believe shareholders have sufficient information to make an informed judgment regarding these matters.  As such, Glass Lewis will recommend that shareholders abstain from voting on the relevant agenda items.

In many European markets, companies must submit the allocation of annual profits or losses for shareholder approval.  Glass Lewis will generally recommend voting for such a proposal.  With respect to dividends, Glass Lewis generally supports the board’s proposed dividend (or the absence thereof).  However, Glass Lewis will give particular scrutiny to cases where a company’s dividend payout ratio, based on consolidated earnings, has decreased to an exceptionally low level (i.e., less than 10%) from a more reasonable payout ratio (i.e., over 10%), or where a company has eliminated dividend payments altogether without explanation.  Glass Lewis will also scrutinize dividend payouts that are consistently excessively high relative to peers (i.e. over 100%) without satisfactory explanation.  In most cases, Glass Lewis believes the board is in the best position to determine whether a company has sufficient resources to distribute a dividend to shareholders.  As such, Glass Lewis will only recommend that shareholders refrain from supporting dividend proposals in exceptional cases.

Executive Compensation

Glass Lewis carefully reviews the compensation awarded to senior executives, as it believes that this is an important area in which the board’s priorities are revealed.  Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing.  Glass Lewis typically looks for compensation arrangements that provide for a mix of performance-based short- and long-term incentives in addition to base salary.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance.  When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation.  Glass Lewis recognizes performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth.  However, Glass Lewis believes companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, Glass Lewis believes it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level.  Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders.  While Glass Lewis favors full disclosure for senior executives and it views pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, it does not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

Governance Structure

Glass Lewis will evaluate proposed amendments to a company’s articles of association on a case-by-case basis.  Glass Lewis is opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from reviewing each amendment on its own merit.  In such cases, Glass Lewis will analyze each change on its own.  Glass Lewis will recommend voting for the proposal only when, on balance, it believes that the amendments are in the best interests of shareholders.  In Europe, it is common for proposed technical amendments to a company’s articles of association, resulting from changes to corporate law or necessary changes to the wording of an article without changing the meaning of the article, to be bundled together under a single proposal.  In such cases, Glass Lewis will recommend voting for the proposal.

Shareholder ratification of board, management and/or auditors’ acts during the previous fiscal year is required in many European markets.  The legal consequences of the ratification vary by market, and Glass Lewis’s analysis and recommendations take this into account.  Glass Lewis will evaluate each proposal on a case-by-case basis.  Unless there are any concerns about the integrity and performance of the individuals being ratified, Glass Lewis will generally recommend voting for this proposal.  Glass Lewis may recommend voting against or abstaining from voting on a ratification proposal under the following conditions: (i) members of the board, management or auditing firm have been accused or convicted of fraud or other illegal activities that may be damaging to shareholders’ interests; (ii) the report of the independent auditor notes a material weakness, serious restatement, or failure to comply with accounting norms; (iii) the board has consistently failed to address pressing shareholder concerns; or (iv) other exceptional cases in which the board has clearly failed to protect shareholders’ interests.  In addition, when Glass Lewis has serious concerns regarding the actions of the board and no members of the   board are up for election, Glass Lewis is more likely to recommend voting against the ratification of board acts.

Capital Management

Glass Lewis believes that adequate capital stock is important to a company’s operation.  European companies are authorized to increase share capital through several methods, which may or may not involve the issuance of shares.

In general, issuing an excessive amount of additional shares and/or convertible securities can dilute existing holders.  Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors.  Accordingly, where Glass Lewis finds that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, Glass Lewis typically recommends against the authorization of additional shares.

Shareholder Initiatives

Glass Lewis evaluates shareholder proposals on a case-by-case basis.  Glass Lewis generally favor appropriately-crafted proposals that are likely to increase shareholder value and/or promote and protect shareholder rights.  Glass Lewis typically prefers to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when Glass Lewis sees a clear and direct link between the proposal and some economic or financial issue for the company.  Glass Lewis feels strongly that shareholders should not attempt to micromanage the business or its executives through the initiative process.  Rather, shareholders should use their influence to push for governance structures that protect shareholders, including actual director elections and then put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners.  Glass Lewis believe that shareholders should hold directors accountable for management and policy decisions through the election of directors.

Part C - Other Information

Item 28.   Exhibits

(a)	Declaration of Trust of the Registrant.(1)

(b)	Amended By-Laws of the Registrant.(6)

(c)(1)	Amended and Restated Designation of Series of Shares of Beneficial Interest, effective August 10, 2015.(8)

(c)(2)	Amended and Restated Establishment and Designation of Classes of Shares, effective August 10, 2015.

(d)(1)	Investment Management Agreement between Registrant and Destra Capital Advisors LLC, dated November 6, 2015.(6)

(d)(2)	Amended Schedule A of the Investment Management Agreement, dated October 6, 2015.(8)

(d)(3)	Investment Management Agreement between Destra Wolverine Asset Subsidiary and Destra Capital Advisors LLC, dated September 19, 2015.(8)

(d)(4)	Investment Sub-Advisory Agreement among Destra Capital Advisors LLC, and Wolverine Asset Management, LLC, dated September 19, 2015.(8)

(d)(5)	Investment Sub-Advisory Agreement among Destra Wolverine Asset Subsidiary, Destra Capital Advisors LLC and Wolverine Asset Management, LLC, dated September 19, 2015.(8)

(e)(1)	Distribution Agreement between Registrant and Destra Capital Investments LLC, dated November 6, 2014.(6)

(e)(2)	Amended Exhibit A of the Distribution Agreement, dated October 6, 2015.(8)

(f)	Not Applicable.

(g)(1)	Custody Agreement between Registrant and The Bank of New York Mellon, dated November 17, 2010.(2)

(g)(2)	Form of Amendment and Joinder to Custody Agreement.(8)

(g)(3)	Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon, dated November 17, 2010.(2)

(g)(4)	Form of Amendment to Foreign Custody Manager Agreement.(8)

(h)(1)	Transfer Agency Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc, dated December 10, 2010.(2)

(h)(2)	Form of Amendment to Transfer Agency Services Agreement.(8)

(h)(3)	Amended and Restated Expense Reimbursement, Fee Waiver and Recovery Agreement between Registrant and Destra Capital Advisors LLC, dated February 1, 2012.(4)

(h)(4)	Fund Administration and Accounting Agreement between Registrant and The Bank of New York Mellon, dated November 1, 2010.(2)

(h)(5)	Form of Amendment and Joinder Agreement to Fund Administration and Accounting Agreement.(8)

(i)(1)	Opinion and Consent of Morgan, Lewis & Bockius, LLC, dated October 6, 2015.(8)

(i)(2)	Opinion and Consent of Chapman and Cutler LLP, dated October 6, 2015.(8)

(j)	Not Applicable.

(k)	Not Applicable.

(l)	Form of Subscription Agreement.(2)

(m)	Distribution and Shareholder Servicing Plan, dated April 26, 2011.(3)

(n)	Amended and Restated Multiple Class Plan, dated February 1, 2012.(5)

(o)	Not Applicable.

(p)	Code of Ethics, dated January 2012.(5)

(z)	Powers of Attorney for Messrs. Dalmaso, Emrich, Erickson and Glavin.(6)

(1)	Incorporated by reference to the initial registration statement filed on Form N-1A for Registrant.
(2)	Incorporated by reference to pre-effective amendment no. 1 filed on Form N-1A for Registrant.
(3)	Incorporated by reference to post-effective amendment no. 1 filed on Form N-1A for Registrant.
(4)	Incorporated by reference to post-effective amendment no. 8 filed on Form N-1A for Registrant.
(5)	Incorporated by reference to post-effective amendment no. 29 filed on Form N-1A for Registrant.
(6)	Incorporated by reference to post-effective amendment no. 35 filed on Form N-1A for Registrant.

(7)	Incorporated by reference to post-effective amendment no. 37 filed on Form N-1A for Registrant.
(8)	Filed herewith.

Item 29.	Persons Controlled by or Under Common Control With Registrant

Not Applicable.

Item 30.    Indemnification

Section 9.5 of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses”

shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Item 31.Business and Other Connections of the Investment Adviser

(a) Destra Capital Advisors LLC serves as investment adviser to the funds of the Registrant.  Its principal address is One North Wacker, 48th Floor, Chicago, Illinois 60606.  The principal executive officers of Destra Capital Advisors LLC are also directors, officers, employees or trustees of Destra Capital Investments LLC, an affiliated entity.  Destra Capital Investments LLC’s principal address is One North Wacker, 48th Floor, Chicago, Illinois 60606.

Information as to other business, profession, vocation or employment during the past two years of the officers and directors of Destra Capital Advisors LLC is as follows:

Name and Position with Destra CapitalAdvisors LLC	Employment During Past Two Years
Dominic C. Martellaro, Chief Executive Officer	Chief Executive Officer and Registered Salesperson of Destra Capital Advisors, LLC and Destra Capital Investments LLC; Member, Destra Capital Management LLC
Robert A. Watson, President	President, Destra Capital Advisors, LLC (2014-present); Senior Managing Director, Destra Capital Investments LLC (2011-present)
Walter R. Costenbader, Chief Compliance Officer	Chief Compliance Officer, Destra Capital Advisors, LLC and Destra Capital Investments LLC (2014-present); Compliance Consultant, Regulatory Compliance, LLC (2013-present)
Justin Pfaff, CFA, Managing Director	Managing Director, Destra Capital Advisors, LLC and Destra Capital Investments LLC (2013-present); Vice President, Guggenheim Investments (2005-2013)

(b) Wolverine Asset Management, LLC serves as investment sub-adviser to the Destra Wolverine Alternative Opportunities Fund.  Wolverine Asset Management, LLC’s principal address is 175 West Jackson Boulevard, Suite 340, Chicago, Illinois 60604.  Information as to the officers and directors of Wolverine Asset Management, LLC is included in its current Form ADV filed with the Securities and Exchange Commission and is incorporated by reference herein.

Item 32.    Principal Underwriter

(a) Not applicable.

(b) Positions and Offices with Underwriter.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
James R. Yount One North Wacker, 48th Floor Chicago, Illinois 60606	President	None
Robert A. Watson One North Wacker, 48th Floor Chicago, Illinois 60606	Senior Managing Director	None
Justin Pfaff, CFA One North Wacker, 48th Floor Chicago, Illinois 60606	Managing Director	Secretary
Dominic C. Martellaro One North Wacker, 48th Floor Chicago, Illinois 60606	Chief Executive Officer	None
Walter R. Costenbader One North Wacker, 48th Floor Chicago, Illinois 60606	Chief Compliance Officer	None

(c)Not Applicable.

Item 33.  Location of Accounts and Records

Destra Capital Advisors LLC, One North Wacker, 48th Floor, Chicago, Illinois 60606, maintains the Registrant’s organizational documents, minutes of meetings, contracts of the Registrant and all advisory material of the investment adviser.

Item 34.  Management Services

Not Applicable.

Item 35.  Undertakings

Not Applicable.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, and State of Illinois, on the 6th day of October, 2015.

Destra Investment Trust

By:  /s/ Derek Mullins____________
  Derek Mullins
  Chief Financial Officer & Treasurer

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title		Date
Nicholas Dalmaso*	Trustee	}
}
John S. Emrich*	Trustee	}	By /s/ Derek Mullins
		}	Derek Mullins Attorney-In-Fact
Michael S. Erickson*	Trustee	}	October 6, 2015
}
James Bernard Glavin*	Trustee	}

* An original power of attorney authorizing Derek Mullins and Rick Grove to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and has previously been filed with the Securities and Exchange Commission and is incorporated by reference herein.

Index of Exhibits

Exhibit
Number                                                                                Exhibit

(c)(1)	Amended and Restated Designation of Series of Shares of Beneficial Interest, effective August 10, 2015.

(c)(2)	Amended and Restated Establishment and Designation of Classes of Shares, effective August 10, 2015.

(d)(2)	Amended Schedule A of the Investment Management Agreement, dated October 6, 2015.

(d)(3)	Investment Management Agreement between Destra Wolverine Asset Subsidiary and Destra Capital Advisors LLC, dated September 19, 2015.

(d)(4)	Investment Sub-Advisory Agreement among Destra Capital Advisors LLC, and Wolverine Asset Management, LLC, dated September 19, 2015.

(d)(5)	Investment Sub-Advisory Agreement among Destra Wolverine Asset Subsidiary, Destra Capital Advisors LLC and Wolverine Asset Management, LLC, dated September 19, 2015.

(e)(2)	Amended Exhibit A to the Distribution Agreement, dated October 6, 2015.

(g)(2)	Form of Amendment and Joinder to Custody Agreement.

(g)(4)	Form of Amendment to Foreign Custody Manager Agreement.

(h)(2)	Form of Amendment to Transfer Agency Services Agreement.

(h)(5)	Form of Amendment and Joinder Agreement to Fund Administration and Accounting Agreement.

(i)(1)	Opinion and Consent of Morgan, Lewis & Bockius, LLC, dated October 6, 2015.

(i)(2)	Opinion and Consent of Chapman and Cutler LLP, dated October 6, 2015.